AGREEMENT OF PURCHASE AND SALE
among
THE SELLERS NAMED HEREIN
and
BRE/CENTRAL OFFICE HOLDINGS L.L.C.

Dated as of October 20, 2011

TABLE OF CONTENTS
Page

Exhibits	iii

ARTICLE I DEFINITIONS	1

Section 1.1	Defined Terms 1

ARTICLE II SALE, CONSIDERATION AND CLOSING	10

Section 2.1	Sale of Assets 10

Section 2.2	Gross Asset Value; Earnest Money. 11

Section 2.3	Earnest Money 12

Section 2.4	The Closing 13

Section 2.5	Allocated Asset Value. 13
ARTICLE III REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLERS 13

Section 3.1	General Seller Representations and Warranties 13

Section 3.2	Representations and Warranties of the Sellers as to the Assets 15

Section 3.3	Operations Prior to Closing 18

Section 3.4	Tenant Estoppels 24

Section 3.5	Owners’ Associations. 25

Section 3.6	Inaccurate Representation or Warranty. 26

Section 3.7	Transition Services. 26

Section 3.8	Easements. 27

ARTICLE IV REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BUYER	28

Section 4.1	Representations and Warranties of the Buyer 28

ARTICLE V CONDITIONS PRECEDENT TO CLOSING	29

Section 5.1	Conditions Precedent to Sellers’ Obligations 29

Section 5.2	Conditions Precedent to the Buyer’s Obligations 30

ARTICLE VI CLOSING DELIVERIES	31

Section 6.1	Buyer Deliveries. 31

Section 6.2	Sellers Deliveries. 33

ARTICLE VII INSPECTION	36

Section 7.1	General Right of Inspection 36

Section 7.2	Document Inspection 38

Section 7.3	Formal Inspection Period. 38

Section 7.4	Confidentiality 38

Section 7.5	Examination 38

Section 7.6	Effect and Survival of Disclaimer and Release 39

ARTICLE VIII TITLE AND PERMITTED EXCEPTIONS	40

Section 8.1	Permitted Exceptions 40

Section 8.2	Title Report. 40

Section 8.3	Use of Cash Consideration Amount to Discharge Title Exceptions 40

Section 8.4	Inability to Convey 40

Section 8.5	Rights in Respect of Inability to Convey 40

Section 8.6	Voluntary Title Exceptions; Monetary Title Exceptions 41

Section 8.7	Buyer’s Right to Accept Title 42

Section 8.8	Cooperation 42

ARTICLE IX TRANSACTION COSTS; RISK OF LOSS	43

Section 9.1	Transaction Costs 43

Section 9.2	Risk of Loss. 43

ARTICLE X ADJUSTMENTS PROPOSED	44

Section 10.1	Taxes. 44

Section 10.2	Fixed Rents, Additional Rents and Security Deposits. 45

Section 10.3	Water and Sewer Charges 47

Section 10.4	Utility Charges 47

Section 10.5	Contracts 47

Section 10.6	Miscellaneous Revenues 47

Section 10.7	Leasing Costs. 47

Section 10.8	Owner’s Association Assessments. 48

Section 10.9	Other 48

Section 10.10	Third Party Loans 49

Section 10.11	Intentionally Omitted. 49

Section 10.12	General. 49

Section 10.13	Re-Adjustment 49

ARTICLE XI SURVIVAL OF OBLIGATIONS; LIABILITY	49

Section 11.1	Survival of Obligations; Liability of Sellers 49

Section 11.2	Liability of Buyer 50

Section 11.3	Cap on Liability. 50

Section 11.4	Survival 50

ARTICLE XII TAX CERTIORARI PROCEEDINGS	50

Section 12.1	Prosecution and Settlement of Proceedings 50

Section 12.2	Application of Refunds or Savings 51

Section 12.3	Survival 51

ARTICLE XIII DEFAULT	51

Section 13.1	Buyer Default. 51

Section 13.2	Seller Default. 52

Section 13.3	Material Defects Arising Prior to the Closing. 53

Section 13.4	Non-Assumption of Third Party Loans. 53

Section 13.5	Limitation on Liability. 54

ARTICLE XIV MISCELLANEOUS	54

Section 14.1	Use of Duke Name 54

Section 14.2	Joint and Several Liability. 55

Section 14.3	Brokers 55

Section 14.4	Confidentiality; Press Release; IRS Reporting Requirements 56

Section 14.5	Escrow Provisions 56

Section 14.6	Successors and Assigns; No Third-Party Beneficiaries 57

Section 14.7	Assignment 57

Section 14.8	Further Assurances 57

Section 14.9	Notices 58

Section 14.10	Entire Agreement 59

Section 14.11	Amendments 59

Section 14.12	No Waiver 59

Section 14.13	Governing Law 59

Section 14.14	Submission to Jurisdiction 59

Section 14.15	Severability 60

Section 14.16	Section Headings 60

Section 14.17	Counterparts 60

Section 14.18	Construction 60

Section 14.19	Recordation 60

Section 14.20	Intentionally Omitted 60

Section 14.21	Exclusivity. 60

Section 14.22	Attorney’s Fees. 61

Section 14.23	Like Kind Exchange. 61

Section 14.24	Disclosure. 61

Section 14.25	Waiver of Trial by Jury. 61

Section 14.26	Date for Performance. 61

Section 14.27	Time of the Essence. 62

Section 14.28	Right to File Easements. 62

Section 14.29	Failure to Obtain Waivers. 62

Exhibits
Exhibit A    -    Form of Tenant Estoppel
Exhibit B    -    Form of Assignment of Leases
Exhibit C    -    Form of Assignment of Contracts
Exhibit D    -    Form of Tenant Notice
Exhibit E    -    Form of Ground Lease Assignments
Exhibit F    -    Buyer’s Closing Certificate
Exhibit G    -    Form of Deed
Exhibit H    -    Form of Bill of Sale
Exhibit I     -    Form of Broker Lien Waiver
Exhibit J    -    Form of Assignment of Asset-Related Property
Exhibit K    -    Seller’s Closing Certificate
Exhibit L    -    Form of FIRPTA Certificate

Exhibit M     -    Intentionally Omitted
Exhibit N     -    Non-Compete Agreement Term Sheet
Exhibit O    -    Form of Georgia Certificate of Exemption from Withholding
Exhibit P    -    Form of Title Affidavit
Exhibit Q    -    Easton Way III Easement/Subdivision Documents
Exhibit R    -    CBS-1 Notice of Sale, Purchase or Transfer of Business (Illinois Assets)

Schedules
Schedule A    -    Sellers and Properties
Schedule B    -    Third Party Loans
Schedule C    -    Terminated Contracts
Schedule D     -    Knowledge Parties
Schedule 2.1(b)(ii)    -    Personal Property
Schedule 2.5    -    Allocated Asset Value
Schedule 3.1(c)    -    Consents
Schedule 3.1(d)     -    Conflicts
Schedule 3.2(b)    -    Material Contracts
Schedule 3.2(c)    -    Leases
Schedule 3.2(c)(i)    -    Tenant Improvements and Other Construction Work
Schedule 3.2(c)(ii)    -    Tenant Defaults
Schedule 3.2(d)    -    Leasing and Brokerage Commissions and Agreements
Schedule 3.2(e)    -    Casualties and Condemnations
Schedule 3.2(j)    -    Violations
Schedule 3.2(r)    -    TPL Documents
Schedule 3.2(u)    -    Security Deposits Held by the Sellers
Schedule 3.2(v)    -    Delinquency Report
Schedule 3.3(h)(ii)    -    October 14, 2011 Through Closing Date Lease Agreements
Schedule 3.5(b)(ii)    -    Owner’s Association Officer and Director Assignment Properties
Schedule 3.5(b)(iii)    -    Owner’s Association Declarant/Developer Assignment
        Properties
Schedule 7.1    -    Designated Employees
Schedule 7.1(a)    -    Environmental Properties
Schedule 10.7     -    Proposed New Leases

AGREEMENT OF PURCHASE AND SALE
AGREEMENT OF PURCHASE AND SALE (this “Agreement”), made as of the 20th day of October, 2011 by and between each of the entities listed in the column entitled “Sellers” on Schedule A attached hereto and made a part hereof (individually, a “Seller”; collectively, the “Sellers”) and BRE/CENTRAL OFFICE HOLDINGS L.L.C., a Delaware limited liability company (the “Buyer”).
Background
A.The applicable Sellers are the owners of the land, buildings and other improvements constituting the properties listed opposite their names on Schedule A attached hereto and made a part hereof (individually a “Property”; collectively, the “Properties”).
B.The Properties listed on Schedule A (collectively, the “Asset Schedule”), together with the Asset-Related Property (as defined below) with respect to each Property shall be referred to herein, collectively, as the “Assets”.
C.The Sellers desire to sell to the Buyer, and the Buyer desires to purchase from the Sellers, the Assets on the terms and conditions hereinafter set forth.
AGREEMENT
NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
ARTICLE I
DEFINITIONS
Section 1.1    Defined Terms. The capitalized terms used herein will have the following meanings.
“Additional Rent(s)” shall have the meaning assigned thereto in subsection 10.2(a).
“Adjusted Gross Asset Value” shall have the meaning assigned thereto in subsection 2.2(a).
“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with, such first Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise.
“Affiliate Leasing and Brokerage Agreements” shall have the meaning given thereto in Section 3.2(d) hereof.
“Agreement” shall mean this Agreement of Purchase and Sale and all amendments hereto, together with the exhibits and schedules attached hereto, as the same may be amended, restated, supplemented or otherwise modified, from time to time.
“Allianz Loan” shall mean that certain loan made by Allianz Life Insurance Company of North America to Duke Secured Financing 2009-1ALZ, LLC dated February 26, 2009.
“Allocated Asset Value” shall have the meaning assigned thereto in Section 2.5.
“Anti-Money Laundering and Anti-Terrorism Laws” shall have the meaning assigned thereto in Section 3.1(f)(i).
“Applicable Law” means all statutes, laws, common law, rules, regulations, ordinances, codes or other legal requirements of any Governmental Authority, board of fire underwriters and similar quasi-governmental agencies or entities, and any judgment, injunction, order, directive, decree or other judicial or regulatory requirement of any court or Governmental Authority of competent jurisdiction affecting or relating to the Person or property in question.
“Asset-Related Property” shall have the meaning assigned thereto in subsection 2.1(b).
“Asset Schedule” shall have the meaning assigned thereto in “Background” paragraph B.
"Asset Specific Default" shall have the meaning assigned thereto in subsection 13.3(a).
“Assets” shall have the meaning assigned thereto in “Background” paragraph B.
“Assignment of Asset-Related Property” shall have the meaning assigned thereto in subparagraph 6.2(c)(iv).
“Assignment of Contracts” shall have the meaning assigned thereto in subparagraph 6.1(a)(ii).
“Assignment of Leases” shall have the meaning assigned thereto in subparagraph 6.1(a)(i).
“Assumed Contracts” shall mean all Contracts other than the Terminated Contracts.

“Bill of Sale” shall have the meaning assigned thereto in subparagraph 6.2(c)(ii).
“Business Day” shall mean any day other than a Saturday, Sunday or other day on which banks are authorized or required by law to be closed in New York City, New York.
“Buyer” shall have the meaning assigned thereto in the Preamble to this Agreement.
“Buyer Exclusion Notice” shall have the meaning assigned thereto in subsection 13.3(a).
"Buyer's Consultant" shall have the meaning assigned thereto in subsection 14.3(b).
“Buyer-Related Entities” shall have the meaning assigned thereto in Section 11.1.
“Buyer Surviving Representations and Warranties” shall have the meaning assigned thereto in Section 11.2
“Cash Basis” shall have the meaning assigned thereto in Section 10.1.
“Cash Consideration Amount” shall have the meaning assigned thereto in subsection 2.2(a).
“Closing Documents” shall mean any, certificate, instrument or other document delivered pursuant to Article VI of this Agreement.
“Closing” shall have the meaning assigned thereto in subsection 2.4(a).
“Closing Date” shall have the meaning assigned thereto in subsection 2.4(a).
“Closing Statement” shall have the meaning assigned thereto in subparagraph 6.1(d)(i).
“Closing Year” shall have the meaning assigned thereto in subsection 10.2(a).
“Conditions” shall mean (a) the New Lease has been fully executed and unconditionally delivered by all parties thereto (or, if delivered conditionally, all conditions subsequent shall have been satisfied or waived in writing by the applicable party) during the Post Termination Period (b) the Tenant under the New Lease shall have deposited such security as may be required by the terms of the New Lease and paid the first month’s fixed rent payable at the time of execution of the New Lease (if required pursuant to the terms of the New Lease and (c) all approvals, consents and agreements required by Buyer or the Tenant in order for the New Lease to be effective shall have been obtained.
“Confidentiality Agreement” shall mean that Confidentiality Letter Agreement dated as of February 17, 2010, as amended on September 7, 2011, made by and between Blackstone Real Estate Advisors L.P. and Duke Realty Limited Partnership.
“Contracts” shall mean, collectively, all agreements or contracts of any Seller relating to the ownership, operation, maintenance and management of the relevant Property and the buildings and other improvements located thereon, or any portion thereof, including all amendments, modifications, additions or supplements thereto.
“Deed” shall have the meaning assigned thereto in subsection 6.2(a).
“Delinquency Report” shall mean that report attached hereto as Schedule 3.2(v).
“Designated Employees” shall have the meaning assigned thereto in Section 7.1.
“Duke Lease” shall have the meaning assigned thereto in subparagraph 6.1(d)(viii).
“Duke Leased Space” shall mean the space leased by Seller pursuant to a Duke Lease.
“Earnest Money” shall have the meaning assigned thereto in Section 2.3.
“Earnest Money Escrow Agent” shall have the meaning assigned thereto in Section 2.3.
“Environmental Claims” means any claim for reimbursement or remediation expense, contribution, personal injury, property damage or damage to natural resources made by any Governmental Authority or other Person arising from or in connection with the presence or release of any Hazardous Substances over, on, in or under any Property, or the violation of any Environmental Laws with respect to any Property.
“Environmental Laws” means any Applicable Laws which regulate or control (i) Hazardous Substances, pollution, contamination, noise, radiation, water, soil, sediment, air or other environmental media, or (ii) an actual or potential spill, leak, emission, discharge, release or disposal of any Hazardous Substances or other materials, substances or waste into water, soil, sediment, air or any other environmental media, including, without limitation, (A) the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601 et seq. (“CERCLA”), (B) the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq. (“RCRA”), (C) the Federal Water Pollution Control Act, 33 U.S.C. § 2601 et seq., (D) the Toxic Substances Control Act, 15 U.S.C. § 2601 et seq., (E) the Clean Water Act, 33 U.S.C. § 1251 et seq., (F) the Clean Air Act, 42 U.S.C. § 7401 et seq., and (G) the Hazardous Materials Transportation Act, 49 U.S.C. § 1801 et seq. and similar state and local Applicable Law, as amended from time to time, and all regulations and rules issued pursuant thereto.
“Environmental Liabilities” means any liabilities or obligations of any kind or nature imposed on any Seller pursuant to any Environmental Laws, including, without limitation,

any (i) obligations to manage, control, contain, remove, remedy, respond to, clean up or abate any actual release of Hazardous Substances or other pollution or contamination of any water, soil, sediment, air or other environmental media, located on or originating from any Property, and (ii) liabilities or obligations with respect to the manufacture, generation, formulation, processing, use, treatment, handling, storage, disposal, distribution or transportation of any Hazardous Substances by any Seller.
“Escrow Account” shall have the meaning assigned thereto in subsection 14.5(a).
“Escrow Agent” shall mean Chicago Title Insurance Company.
“Escrow Period” shall have the meaning assigned thereto in Section 10.7.
“Executive Order” shall have the meaning assigned thereto in subsection 3.1(f)(i).
“Existing Lease” shall have the meaning assigned thereto in Section 10.7.
“Fixed Rents” shall have the meaning assigned thereto in subsection 10.2(a).
“Governmental Authority” shall mean any federal, state or local government or other political subdivision thereof, including, without limitation, any agency or entity exercising executive, legislative, judicial, regulatory or administrative governmental powers or functions, in each case to the extent the same has jurisdiction over the Person or Property in question.
“Government List” shall mean any of (i) the two lists maintained by the United States Department of Commerce (Denied Persons and Entities), (ii) the list maintained by the United States Department of Treasury (Specially Designated Nationals and Blocked Persons), and (iii) the two lists maintained by the United States Department of State (Terrorist Organizations and Debarred Parties).
“Gross Asset Value” shall have the meaning assigned thereto in subsection 2.2(a).
“Ground Lease” shall mean that certain Ground Lease, dated as of January 4, 1994 made by LaSalle National Bank, as landlord, to Comdisco, Inc., as tenant which such Ground Lease (i) was assigned by LaSalle National Bank to Riverway Holdings, LLC by Assignment and Assumption of Leases dated as of July 25, 2001, (ii) was further assigned by Riverway Holdings LLC to Ground Lessor by Assignment of Leases dated June 1, 2005 and (iii) was further assigned by Comdisco, Inc. to Ground Lessee by Assignment of Ground Lease dated as of March 30, 2007, which such Ground Lease relates to that certain property presently known as Riverway Child Care.
“Ground Lease Assignments” shall have the meaning assigned thereto in subsection 6.1(b)
“Ground Lessee” shall mean Riverway Midwest II, LLC, a Delaware limited liability company.

“Ground Lessor” shall mean Riverway Midwest, LLC, a Delaware limited liability company.
“GSA” shall mean the General Services Administration.
“Hazardous Substances” means any hazardous or toxic substances, materials or waste, whether solid, semisolid, liquid or gaseous, including, without limitation, asbestos, polychlorinated biphenyls, petroleum or petroleum by-products, radioactive materials, radon gas and any other material or substance which is defined as or included in the definition of a “hazardous substance”, “hazardous waste”, “toxic waste”, “hazardous material”, “toxic pollutant”, “contaminant”, “pollutant” or “toxic substance” or words of similar import, under any Environmental Law or that could result in the imposition of liability under any Environmental Laws.
“Inspection Date” means 5:00 p.m. Eastern Time on October 20, 2011.
“Inspection Period” means the period of time commencing as of the date of the letter of intent and ending on the Inspection Date.
“Intangible Property” shall have the meaning assigned thereto in subparagraph 2.1(b)(v).
“IRS” shall mean the Internal Revenue Service.
“IRS Reporting Requirements” shall have the meaning assigned thereto in subsection 14.4(c).
“Lease Options” shall have the meaning assigned thereto in subsection 3.2(c).
“Lease Required Estoppel” shall have the meaning assigned thereto in subsection 3.4(b).
“Leases” shall mean all leases (other than the Ground Lease), licenses and other occupancy agreements, for all or any portion of the Properties and all amendments, modifications, extensions and other agreements pertaining thereto.
“Lease Termination Payments” means all payments received by or on behalf of Seller (a) with respect to a Lease from and after the date hereof with respect to any terminations, surrenders, modifications, renewals or amendments of any such Lease and (b) any termination, surrender, modification payment with respect to that certain Lease between Duke Realty Limited Partnership and Alcatel/Lucent USA Inc. with respect to the Property known as 800 and 900 Northpoint located in Atlanta, Georgia in the amount of $1,700,000.00 whether receive prior to or after the date hereof.
“Leasing and Brokerage Agreements” shall mean, collectively, the Affiliate Leasing and Brokerage Agreements and the Third Party Leasing and Brokerage Agreements.

“Leasing Costs” shall mean, with respect to a particular Lease, all capital costs, expenses incurred for capital improvements, equipment, painting, decorating, partitioning and other items to satisfy the initial construction obligations of the landlord under such Lease (including any expenses incurred for architectural or engineering services in respect of the foregoing), “tenant allowances” in lieu of or as reimbursements for the foregoing items, payments made for purposes of satisfying or terminating the obligations of the tenant under such Lease to the landlord under another lease (i.e., lease buyout costs), relocation costs, temporary leasing costs, leasing commissions, brokerage commissions, legal, design and other professional fees and costs, in each case, to the extent the landlord is responsible for the payment of such cost or expense under the relevant Lease or any other agreement relating to such Lease.
“Liens” shall mean all liens, pledges, charges, mortgages, deeds of trust, security interests, encumbrances, title retention agreements, adverse claims or restrictions.
“Losses” shall have the meaning assigned thereto in subsection 11.1.
“Major Tenants” shall mean those certain Tenants representing or leasing 50,000 square feet or more in any one Property excluding the GSA.
“Material Contracts” shall mean all assignable Contracts, other than those assignable Contracts which are terminable on 30 days’ notice without cost or penalty and require the payment of no more than $25,000 in any calendar year or are a part of a master contract.
“Monetary Title Exceptions” shall mean title exceptions affecting any Property which are not Permitted Exceptions and which can be removed by the payment of a liquidated amount.
“New Lease” shall have the meaning assigned thereto in subsection 3.3(d).
“Non-Compete Agreement” shall have the meaning assigned thereto in Section 3.9.
“Notice of Inaccuracy” shall have the meaning assigned thereto in Section 3.6.
“Objection Notice” shall have the meaning assigned thereto in Section 8.2.
“Owned Properties” shall have the meaning assigned thereto in “Background” paragraph A.
“Owner’s Association” shall mean any association or organization created pursuant to the Owner’s Association Documents.
“Owner’s Association Documents” shall have the meaning assigned thereto in Section 3.2(g).
“Permitted Exceptions” shall mean (i) liens for current real estate taxes or assesments which are not yet due and payable or are due and payable but not yet delinquent (ii) liens securing the Third Party Loans to the extent assumed in accordance with Section 13.4 hereto, (iii) any exceptions to title approved or waived by the Buyer in accordance with this Agreement, (iv) customary utility easements which (A) do not encroach any buildings or other improvements located at the applicable Property, (B) are within and do not violate any setback requirements or restrictions and (C) do not materially and adversely impact the current use or value of the applicable Property, (v) the rights of Tenants, as tenants only, pursuant to Leases, and (vi) any matters created or caused by Buyer.
“Personal Property” shall have the meaning assigned thereto in subparagraph 2.1(b)(ii).
“Person” shall mean a natural person, partnership, limited partnership, limited liability company, corporation, trust, estate, association, unincorporated association or other entity.
“Post Termination Period” shall have the meaning assigned thereto in subsection 3.3(h)(ii).
“Properties” and “Property” shall have the meanings assigned thereto in “Background” paragraph A.
“Rents” shall have the meaning assigned thereto in subsection 10.2(a).
“Reporting Person” shall have the meaning assigned thereto in subsection 14.4(c).
“Tenant Estoppel Certificate” shall have the meaning assigned thereto in subsection 3.4(a).
“SD Letters of Credit” shall have the meaning assigned thereto in subsection 10.2(a).
“Sellers” shall have the meaning assigned thereto in the Preamble to this Agreement.
“Sellers’ Actual Reimbursable Tenant Expenses” shall have the meaning assigned thereto in subsection 10.2(c).
“Sellers’ Actual Tenant Reimbursements” shall have the meaning assigned thereto in subsection 10.2(c).
“Sellers’ Knowledge” shall mean the actual knowledge of the Sellers based upon the actual knowledge of (i) with respect to all of the Assets, (a) Nick Anthony, (b) the Vice Presidents of Asset Management in the markets where the Properties are located and (c) the Senior Vice Presidents, Business Unit Heads in the markets where the Properties are located, each as more particularly set forth on Schedule D attached hereto and (ii) with respect to each particular Asset, the person identified as the “Asset Manager” with respect to such Asset on Schedule D.
“Seller’s Other Loans” shall mean, with respect to the applicable Seller, all indebtedness, financings and loans related to or encumbering the Seller’s Property or the Seller’s Assets other than the Third Party Loans.
“Seller’s Property” shall mean, with respect to each Seller, the Property owned (or leased) by such Seller, as set forth in the Asset Schedule.
“Sellers’ Reconciliation Statement” shall have the meaning assigned thereto in subsection 10.2(c).
“Sellers’ Related Entities” shall mean Sellers, their affiliates, members and partners, and the partners, shareholders, officers, directors, employees, representatives and agents of each of the foregoing.
“Sellers’ Surviving Representations and Warranties” shall have the meaning assigned thereto in Section 11.1.
“Statement of Lease” shall mean with respect to any Lease with the GSA as Tenant a “Statement of Lease” in the form required by the GSA.
“Taxes” shall mean any and all fees (including, without limitation, documentation, recording, license and registration fees) and taxes (including, without limitation, net income, alternative, unitary, alternative minimum, minimum franchise, value added, ad valorem, income, receipts, capital, social security, service, license, excise, sales, payroll, worker’s compensation, unemployment or compensation taxes, duty or custom taxes, franchise, use, leasing, fuel, excess profits, turnover, occupation, property (personal and real, tangible and intangible), transfer, recording and stamp taxes, levies, imposts, duties, charges, fees, assessments, or withholdings of any nature whatsoever, general or special, ordinary or extraordinary, and any transaction privileges or similar taxes) imposed by or on behalf of a Governmental Authority, together with any and all penalties, fines, additions to tax and interest thereon, whether disputed or not.
“Tenants” shall mean the tenants under the Leases.
“Tenant Notices” shall have the meaning assigned thereto in subparagraph 6.1(a)(iii).
“Terminated Contracts” shall mean those certain contracts set forth on Schedule C hereto.
“Third Party Leasing and Brokerage Agreements” shall have the meaning given thereto in Section 3.2(d) hereof.

“Third Party Loans” shall mean the loans described on Schedule B attached hereto that Buyer expressly agrees to assume pursuant to the terms and subject to the conditions of Section 13.4 of this Agreement.
“Title Company” shall mean Chicago Title Insurance Company, as the lead title company with National Land Tenure Company and First American Title Insurance Company participating as agreed upon by Buyer and Seller.
“Title Objection” shall have the meaning assigned thereto in Section 8.5.
“Title Policy” shall mean an owner’s policy of title insurance with respect to each Property in the standard form used in the state in which such Property is located, insuring as of the Closing Date, in an amount equal to the Allocated Asset Value for such Property, that the Buyer owns fee simple (or leasehold) title to such Property free and clear of all liens and encumbrances other than the Permitted Exceptions, and with such endorsements as may be required by the Buyer, including, without limitation, an ALTA form of zoning endorsement, without standard exceptions for parties in possession except pursuant to written leases, mechanics’ liens, and matters of survey, to the extent available or permitted in the states in which such Property is located.
“TPL Assumption Amount” shall mean as of the Closing Date, the aggregate outstanding principal balance of the Third Party Loans the Buyer assumes pursuant to the terms and subject to the conditions of Section 13.4 hereto together with all accrued interest thereon.
“TPL Documents” shall mean all documents evidencing, securing or otherwise relating to the Third Party Loans.
“Transition Period” shall mean the period beginning on the Closing Date through and including December 31, 2011.
“Transition Services Agreement” shall have the meaning given thereto in Section 3.7.
“UCC” shall mean the Uniform Commercial Code.
“Voluntary Title Exceptions” shall mean with respect to each Property (i) the lien of any mortgage affecting such Property, whenever created, other than the lien of any mortgage securing a Third Party Loan and (ii) title exceptions affecting such Property that are knowingly and intentionally created by the Sellers after the date of this Agreement; provided, however, that the term “Voluntary Title Exceptions” as used in this Agreement shall not include the following: (a) any Permitted Exceptions; (b) any title exception created by a Tenant that is not otherwise prohibited by the applicable Lease for such Tenant thereunder; and (c) any title exceptions that are approved, waived or deemed to have been approved or waived by the Buyer or that are created in accordance with the provisions of this Agreement.

ARTICLE II
SALE, CONSIDERATION AND CLOSING
Section 2.1    Sale of Assets. (a) On the Closing Date and pursuant to the terms and subject to the conditions set forth in this Agreement, the Sellers shall sell to the Buyer, and the Buyer shall purchase from each of the Sellers, all of the Assets. It is understood and agreed that the closing of the purchases of the Assets shall occur contemporaneously and, except as explicitly set forth in this Agreement, none of the purchases of the Assets shall close unless the purchase of all of the Assets closes contemporaneously.
(a)    The transfer of the Assets to the Buyer shall include the transfer of all Asset-Related Property with respect to such Asset. For purposes of this Agreement, “Asset-Related Property” shall mean the following:
(i)    all of the relevant Seller’s right, title and interest in and to all easements, covenants and other rights appurtenant to said Property and all right, title and interest of the relevant Seller, if any, in and to any land lying in the bed of any street, road, avenue or alley, open or closed, in front of or adjoining said Property and to the center line thereof,
(ii)    all personal property listed on the attached Schedule 2.1(b)(ii) and furniture, fixtures, equipment, tools, supplies and other personal property (collectively, the “Personal Property”) (except items owned or leased by Tenants or which are leased by the relevant Seller) which are now, or may hereafter prior to the Closing Date be, placed in or attached to the Property;
(iii)    to the extent they may be transferred under Applicable Law and without cost to Seller, all licenses, permits, consents, certificates, approvals, orders and authorizations presently issued in connection with the operation of all or any part of the Property as it is presently being operated;
(iv)    to the extent assignable and without cost to Seller, all warranties and guaranties, issued to the relevant Seller by any manufacturer or contractor in connection with construction or installation of equipment or any component of the improvements included as part of the Property;
(v)    to the extent assignable and without cost to Seller, all other intangibles associated with the Properties, including, without limitation, goodwill, all logos, designs, trade names, building names, trademarks related to the property and other general intangibles relating to the Property, all telephone exchange numbers specifically dedicated and identified with the Properties and any URL designations and domain names containing the name of any Property but specifically excluding the names “Duke”, “Duke Realty” or derivatives therefrom or combinations thereof (collectively the “Intangible Property”);
(vi)    all Leases and Assumed Contracts and all security and escrow deposits held by the relevant Seller in connection with any such Lease or

Assumed Contract;
(vii)    all books and records, tenant files, tenant lists and tenant marketing information relating to the Properties; and
(viii)    to the extent assignable the plans and specifications, engineering drawings and prints with respect to the improvements, all operating manuals, and all books, data and records regarding the physical components systems of the improvements at the Properties, each to the extent in the Sellers' or a Sellers’ Affiliate’s possession (or reasonably obtainable by the Sellers without cost).
Section 2.2    Gross Asset Value; Earnest Money.
(a)    The purchase price for the Assets shall be equal to the aggregate gross asset value (the “Gross Asset Value”) of the Assets of $1,080,000,000.00 as adjusted pursuant to the terms of this Agreement. The Gross Asset Value shall be adjusted to reflect net prorations and other adjustments provided for in this Agreement (as adjusted, the “Adjusted Gross Asset Value”). For purposes of this Agreement, the difference between (x) the Adjusted Gross Asset Value and (y) the TPL Assumption Amount shall be the “Cash Consideration Amount”.
(b)    At the Closing:
(i)    the Buyer shall deliver the Cash Consideration Amount, less the Earnest Money (unless such Earnest Money is in the form of a letter of credit in which case the Earnest Money shall not be deducted and the Escrow Agent shall return the undrawn letter of credit to the Buyer promptly upon the Closing), to the Sellers in immediately available funds by wire transfer to such account or accounts that the Sellers shall designate to the Buyer;
(ii)    the Escrow Agent shall deliver the Earnest Money (unless such Earnest Money is in the form of a letter of credit in which case the Escrow Agent shall return the undrawn letter of credit to Buyer promptly upon the Closing) to the Sellers to such account or accounts the Sellers shall designate to the Escrow Agent; and
(iii)    Subject to the provisions of Section 13.4 hereto, the Buyer shall assume the Third Party Loans.
(c)    No adjustment shall be made to the Gross Asset Value except as explicitly set forth in this Agreement.
(d)    In connection with the assumption of such Third Party Loans by the Buyer or the Buyer's designee the Buyer agrees to pay all fees (including assumption fees) provided for in the TPL Documents and such other reasonable costs and expenses payable to holders of the Third Party Loans including third-party out of pocket costs and reasonable attorney’s fees of such holders in connection with the assumption of such Third Party Loans or, subject to cap set forth in Section 13.4, in the event the Third Party Loans are not assumed. The Seller agrees to be responsible for all costs and expenses associated with the Seller’s Other Loans including, without limitation, prepayment fees and defeasance costs as well as those the costs and expenses associated with obtaining any consents or releases from the holders of the Seller’s Other Loans in connection with the transfer of the Assets (including legal fees of the lenders or financing sources associated with obtaining such consents).
Section 2.3    Earnest Money. Within one (1) Business Day after the date Buyer delivers an affirmative notice (or fails to deliver an affirmative notice and is deemed not to terminate this Agreement) pursuant to the provisions of Section 7.3 hereof, the Buyer shall deposit with First American Title Insurance Company National Commercial Services, Chicago, Illinois, as escrow agent (in such capacity, “Earnest Money Escrow Agent”), an amount equal to $40,000,000 (together with all accrued interest thereon, the “Earnest Money”) which shall be in the form of either (i) immediately available funds by wire transfer to such account as Earnest Money Escrow Agent shall designate to the Buyer or (ii) in the form of a letter of credit reasonably acceptable to Seller and issued by such issuing bank as is reasonably approved by Seller naming Duke Realty Limited Partnership as beneficiary and having a face amount equal to $40,000,000.00. To the extent the Earnest Money is in the form of immediately available funds by wire transfer, upon delivery of such Earnest Money by the Buyer to Earnest Money Escrow Agent the Earnest Money will be deposited by Earnest Money Escrow Agent in an interest-bearing account acceptable to the Buyer and the Sellers and shall be held in escrow in accordance with the provisions of Section 14.5. All interest earned on the Earnest Money while held by Earnest Money Escrow Agent shall be paid to the party to whom the Earnest Money is paid, except that if the Closing occurs, the Buyer shall receive a credit for such interest in accordance with subsection 2.2(b).
Section 2.4    The Closing. (b) The closing of the sale and purchase of the Assets (the “Closing”) shall take place no later than December 2, 2011 (as such date may be extended pursuant to this Agreement, the “Closing Date”).
(a)    The Closing shall be held on the Closing Date at 10:00 A.M. at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York, or at such other location agreed upon by the parties hereto and will be in escrow through the Escrow Agent.
Section 2.5    Allocated Asset Value. The Sellers and the Buyer hereby agree that the Gross Asset Value shall be allocated among the Properties as set forth on Schedule 2.5 (the “Allocated Asset Value”) for federal, state, local and foreign tax purposes in accordance with applicable U.S. federal tax laws and analogous provisions of state, local and foreign tax laws. On or prior to the Closing Date, the Buyer shall have the right to reallocate the Purchase Price among the Assets provided that any such reallocations shall be subject to the prior reasonable approval of the Sellers. The Sellers and the Buyer shall file all Tax Returns and related tax documents consistent with the allocations set forth on Schedule 2.5, as such allocations may be reallocated pursuant to the provision of this Section or otherwise adjusted by agreement of the Parties.

ARTICLE III
REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLERS
Section 3.1    General Seller Representations and Warranties. Each Seller, for itself solely as it relates to such Seller’s Assets, hereby represents, warrants and covenants to the Buyer as of the date hereof and as of the Closing Date as follows:
(a)    Formation; Existence. It is a limited partnership, general partnership, limited liability company or corporation, as applicable, duly formed, validly existing and in good standing (if applicable) under the laws of the State of its formation And the state in which the applicable Properties owned by such Seller are located.
(b)    Power and Authority. It has all requisite power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. Such Seller is authorized to do business in, and is in good standing under, the state in which the Property such Seller owns or leases pursuant to Schedule A is located. The execution, delivery and performance of this Agreement and the consummation of the transactions provided for in this Agreement have been duly authorized by all necessary action on its part. This Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights and by general principles of equity (whether applied in a proceeding at law or in equity).
(c)    No Consents. Except as set forth on Schedule 3.1(c), no consent or authorization of, or registration, filing or declaration with, any court or other Governmental Authority is required to be obtained by Seller in connection with any Seller’s execution, delivery and performance of this Agreement.
(d)    No Conflicts. Except as set forth on Schedule 3.1(d) and as specifically set forth herein, the consummation of the transaction herein contemplated and the compliance by Seller with the terms of this Agreement do not and will not (i) conflict with or result in any violation of any Seller’s organizational documents, (ii) conflict with or result in a breach of any of the terms and conditions of, or constitute a default under, any agreement, arrangement, understanding, accord, document or instrument by which any Seller is bound, or (iii) violate any existing term or provision of any order, writ, judgment, injunction, decree, law, or regulation applicable to the Seller’s Assets except for any conflict or violation that will not adversely affect any Seller’s ability to consummate the transaction contemplated by this Agreement.
(e)    Foreign Person. Such Seller is not a “foreign person” as defined in Internal Revenue Code Section 1445 and the regulations issued thereunder.
(f)    Anti-Terrorism.

(i)    None of the Sellers or, to Sellers’ Knowledge, its Affiliates, is in violation of any laws relating to terrorism, money laundering or the Uniting and

Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Action of 2001, Public Law 107-56 and Executive Order No. 13224 (Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism) (the “Executive Order”) (collectively, the “Anti-Money Laundering and Anti-Terrorism Laws”).
(ii)    None of the Seller or, to Sellers’ Knowledge, its Affiliates, is acting, directly or indirectly, on behalf of terrorists, terrorist organizations or narcotics traffickers, including those persons or entities that appear on the Annex to the Executive Order, or are included on any relevant lists maintained by the Office of Foreign Assets Control of U.S. Department of Treasury, U.S. Department of State, or other U.S. government agencies, all as may be amended from time to time.
(iii)    None of the Seller or, to Sellers’ Knowledge, its Affiliates (A) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any person included in the lists set forth in the preceding paragraph, (B) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order, or (C) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Money Laundering and Anti-Terrorism Laws.
(iv)    The Sellers understand and acknowledge that the Seller or its Affiliates may become subject to further anti-money laundering regulations, and agrees to execute instruments, provide information, or perform any other acts as may be required for compliance with such anti-money laundering regulations for the purpose of: (A) carrying out due diligence as may be required by applicable law to establish the Seller’s identity and source of funds; (B) maintaining records of such identities and sources of funds, or verifications or certifications as to the same; and (C) taking any other actions as may be required to comply with and remain in compliance with anti-money laundering regulations applicable to the Seller.
(v)    Neither the Sellers, nor any person controlling or controlled by the Sellers, is a country, territory, individual or entity named on a Government List, and the monies used in connection with this Agreement and amounts committed with respect thereto, were not and are not derived from any activities that contravene any applicable anti-money laundering or anti-bribery laws and regulations (including funds being derived from any person, entity, country or territory on a Government List or engaged in any unlawful activity defined under Title 18 of the United States Code, Section 1956(c)(7)).

Section 3.2    Representations and Warranties of the Sellers as to the Assets. Each Seller, for itself solely as it relates to such Seller’s Assets, hereby represents, warrants and covenants to the Buyer as of the date hereof and as of the Closing Date as follows:
(a)    Ownership of Property.
Other than this Agreement, the transfer of the Morgan Stanley Parcel, as hereinafter defined, and the options to purchase referenced in Sections 6.2(d)(xii) and (xiii) no Seller has entered into an agreement to sell such Seller’s Asset.

(b)    Material Contracts. All Material Contracts affecting such Seller’s Assets are set forth on Schedule 3.2(b) attached hereto and the same have not been amended, supplemented or otherwise modified, except as shown in such Schedule 3.2(b). Such Material Contracts contain the entire agreement between such Seller and the contract vendors, licensors and lessors named therein. Each of the Material Contracts is in full force and effect and such Seller has not given or received any written notice of any breach or default under any Material Contract which has not been cured. Seller is not in default of any of its obligations under such Material Contracts and to Sellers’ Knowledge, the applicable contract vendors, licensors and lessor named therein are not in default of their respective obligations under the applicable Material Contracts. Such Seller has delivered or made available to Buyer true and complete copies of all of such Material Contracts.
(c)    Leases. Seller has made available to Buyer the leases and occupancy agreements (including all amendments, modifications and supplements thereto) with respect to the Properties as described in Schedule 3.2(c) attached hereto. There are no leases or other occupancy agreements to which Seller is a party other than the Leases for all or any portion of such Seller’s Property. Such Leases (i) have not been amended, supplemented or otherwise modified except as disclosed in the documents referenced on Schedule 3.2(c) or stated in Schedule 3.2(v), and (ii) contain the entire agreement between the relevant landlord and the tenants named therein with respect to the applicable leasehold interest. Except as set forth in the Delinquency Report, to the Knowledge of Sellers’ as of the date of this Agreement, fixed rent and additional rent are currently being collected under such Leases without offset, counterclaim or deduction. Seller has made available to Buyer true and complete copies of the Leases. Except as set forth on Schedule 3.2(c)(i), all tenant improvements and other construction work to be performed by such Seller under such Leases have been completed. There are no tenant inducement costs with respect to the Leases of such Seller’s Assets or any renewal thereof except as may be set forth in the Leases. No party has any purchase option, right of first refusal, right of first offer or similar right under such Leases (collectively, “Lease Options”), except those Tenants relating to the Lease Options referenced in Section 14.29 below, relating to the purchase of all or a portion of such Seller’s Property. Except as set forth on Schedule 3.2(c)(ii) or in the Delinquency Report, as of the date of this Agreement, (i) Seller has not received any written notice from any tenant under a Lease claiming landlord is in default in its obligations as landlord under such Lease and (ii) to Seller’s Knowledge and except as set forth in the Delinquency Report, there exists no default by any tenant under such any Lease.
(d)    Brokerage Commissions. There are no brokerage commissions, tenant inducement costs or finders’ fees payable by such Seller with respect to the current term of the Leases, other than those set forth on Schedule 3.2(d) attached hereto. Seller does not have any agreement with any Affiliate broker which will survive the Closing Date with respect to the current term or any renewal, extended or amended term, except as set forth on Schedule 3.2(d) (the “Affiliate Leasing and Brokerage Agreements”) and, to such Seller’s knowledge, such Seller does not have any agreement with any third party broker with respect to the current term or any renewal, extended or amended term, except as set forth in Schedule 3.2(d) (the “Third Party Leasing and Brokerage Agreements”).
(e)    Casualty; Condemnation. There is no unrepaired casualty damage to any of such Seller’s Properties and there is no pending condemnation or similar proceedings affecting any Property and to Sellers’ Knowledge no action is threatened or contemplated except as set forth on Schedule 3.2(e).
(f)    Litigation. There are no actions, suits or proceedings pending against or to Sellers’ Knowledge threatened against any Seller in any court or before or by an arbitration tribunal or regulatory commission, department or agency which, if adversely determined, would materially adversely affect (i) such Sellers’ ability to consummate the transactions contemplated by this Agreement, (ii) the ownership of an Asset or (iii) the operation of a Property.
(g)    Owner’s Associations. To the Seller’s knowledge, Seller has made available to Seller true, correct and complete owner’s association documents and all by-laws in connection with the foregoing relating to the Properties to the extent such are in Seller’s possession (the “Owner’s Association Documents”). Seller has not received any written notice that it is in default of any monetary or other payment amounts owed by such Seller with respect to any Owner’s Associations. Other than as provided in the Owner’s Association Documents, Sellers have no other obligations relating to the Owner’s Associations.
(h)    INTENTIONALLY OMITTED.
(i)    Ownership of the Personal Property. Such Seller has good and valid title to the Personal Property, which in each case shall be free and clear of all Liens as of the Closing Date, except for possible security interests in connection with the Third Party Loans assumed by the Buyer. Seller has not pledged, assigned, hypothecated or transferred any of its right, title or interest in any of the Personal Property other than in connection with the Third Party Loans.
(j)    Compliance with Law. Such Seller has not received any written notice of a material violation of any applicable fire, health, building, use, occupancy or zoning laws, regulations, ordinances and codes with respect to such Seller’s Property which has not been cured or dismissed or would impact Buyer’s use of the Property except for those set forth on Schedule 3.2(j) hereto, provided, however that nothing in this Section 3.2(j) shall limit the right of Buyer to object to any matter or issue set forth on such Schedule 3.2(j) pursuant to Article VIII of this Agreement.
(k)    Morgan Stanley Parcel Easement. Following the recordation of the lot line adjustment and the easement contemplated in Section 14.28(c), parking at Easton Way III will be in compliance with all applicable zoning regulations and ordinances.

(l)    Environmental Matters. Except as (i) contained in any environmental assessment report made available by Seller to Buyer, (ii) expressly disclosed in writing to Buyer prior to the Inspection Date or (iii) as contained in any report prepared by Buyer or its environmental engineers or consultants, Seller has not received any written notice from any Governmental Authority or other Person of any Environmental Claims, Environmental Liabilities or violations of any Environmental Laws with respect to such Seller’s Property.
(m)    INTENTIONALLY OMITTED.
(n)    INTENTIONALLY OMITTED.
(o)    Bankruptcy. No insolvency proceeding of any character (including bankruptcy, receivership, reorganization, composition or arrangement with creditors (including any assignment for the benefit of creditors)), voluntary or involuntary, relating to such Seller or such Seller’s Property is pending, or, to such Sellers’ Knowledge, is being threatened against such Seller by any Person.
(p)    INTENTIONALLY OMITTED.
(q)    Labor and Employee Matters. Seller is not a party to any employment or collective bargaining or similar agreements with the Designated Employees.
(r)    Third Party Loans. Schedule 3.2(r) contains a true and complete list of all of the Third Party Loans of such Seller, together with all of the TPL Documents for such Third Party Loans. Such TPL Documents have not been amended, supplemented or otherwise modified except as shown on such Schedule 3.2(r). Such Seller has no obligations or liabilities to the holder of such Third Party Loan or any other party with respect to such Third Party Loan except as set forth in such TPL Documents. The outstanding principal amount of such Third Party Loans and the amount of any cash reserves or escrow accounts held by the holders of such Third Party Loans in connection with such Third Party Loans as of the date hereof is set forth on Schedule 3.2(r). Seller shall update Schedule 3.2(r) as of the Closing Date. All interest and other amounts due and payable on such Third Party Loans have been paid in full, and such Seller is not in default of any of its other obligations with respect to such Third Party Loans. To such Sellers’ Knowledge, no lender is in default under its obligations with respect to such Third Party Loans. Such Seller has delivered or made available to Buyer true and complete copies of the TPL Documents.
(s)    Intentionally Omitted.
(t)    Ground Lease. (i) the Ground Lease has not been amended, modified or supplemented, (ii) the Ground Lease contains the entire agreement between the Ground Lessor and Ground Lessee, (iii) neither the Ground Lessee nor the Ground Lessor, is in default in the performance of its obligations under the Ground Lease, and (iv) the Ground Lease is in full force and effect in accordance with its terms. A true and complete copy of the Ground Lease has been delivered to the Buyer.

(u)    Security Deposits. Attached hereto as Schedule 3.2(u) is a true and complete list of the security deposits (whether in the form of cash, letter of credit or otherwise) under the Leases being held by the Sellers.
(v)    Delinquency Report. Attached hereto as Schedule 3.2(v) is a true and complete report setting forth as of the date of this Agreement, all arrearages in excess of 30 days under the Leases. Seller shall provide an update of Schedule 3.2(v) at and as of Closing.
Section 3.3    Operations Prior to Closing. From the date hereof until Closing, each of the Sellers shall:
(a)    Insurance. Keep such Seller’s Assets insured against fire and other hazards covered by the insurance policies maintained by such Seller on the date of this Agreement.
(b)    Operation. Operate and maintain such Seller’s Property in a businesslike manner and in accordance with such Seller’s past practices with respect to such Seller’s Property, but subject to normal wear and tear.
(c)    New Contracts. Not enter into any new third party contracts relating to such Seller’s Assets, nor amend, supplement, terminate or otherwise modify any Contract (except as set forth in subsection 3.3(h)), without the prior written consent of the Buyer, which consent may be granted or withheld in the Buyer’s reasonable discretion unless (i) such contract contains a thirty (30) day termination provision and provides for total payments which are in no event greater than $50,000 or (ii) is necessary to preserve the safety of the Tenants or the Property, provided that in the case of clause (ii), (A) such contract is entered into at no cost to Buyer and (B) Seller shall provide Buyer with prompt written notice of any such contract, along with a copy thereto, which such notice shall in no event be more than two (2) days after such contract has been executed by all parties thereto. Notwithstanding anything to the contrary in this Section 3.3(c), in no event shall Seller enter in any leasing or brokerage agreement without Buyer’s prior written consent, which consent may be granted or withheld in Buyer’s reasonable discretion.
If a Seller enters into any third party contract after the date of this Agreement with the approval of the Buyer or as permitted in clause (i) through (ii) above, then such contract shall be included in the definition of “Contract” herein and added to Schedule 3.2(b). If the Buyer does not reject or approve a new contract or Contract amendment within five (5) Business Days after receipt of a copy thereof, then the Buyer shall be deemed to have approved such contract or Contract amendment.
(d)    New Leases. Continue its present rental program and efforts at such Seller’s Property to rent vacant space in accordance with past practices; provided, that without the prior consent of the Buyer, which consent may be granted or withheld in the Buyer’s sole discretion, no Seller shall (i) execute any new lease, license or other occupancy agreement, (ii) amend, supplement, terminate, accept the surrender of, renew or otherwise modify any existing Lease or (iii) approve any assignment or sublease of any existing Lease; provided, however, in the case of any amendment, supplement, termination, surrender, renewal or modification of any existing Lease as set forth in (ii) above, if such existing Lease expressly and specifically sets forth the terms of any such amendment, supplement, termination, surrender, renewal or modification and requires the landlord under the Lease to acknowledge or counter-sign same, in which case, Buyer’s consent shall not be required, but Seller shall provide Buyer of notice of (and to the extent such amendment, supplement or modification modifies the rental terms of such Lease which rental amount is not specifically stated in such Lease, an opportunity to review and comment upon) such amendment, supplement, termination, surrender, renewal or modification at least three (3) Business Days prior to the date of execution). If a Seller enters into any new leases, license or other occupancy agreement, or renews any existing Lease (each such new lease, license, occupancy agreement and renewal, a “New Lease”) after October 14, 2011 in accordance with the terms of this Section 3.2(d), then each such lease, license, occupancy agreement and renewal shall be included in the definition of “Leases” herein and added to Schedule 3.2(c), shall be assigned to and assumed by the Buyer at the Closing in accordance with this Agreement and Buyer shall thereafter assume the obligation to pay (i) all capital expenses disclosed in such Lease or otherwise approved by Buyer and (ii) commissions disclosed in such Lease or otherwise expressly approved by Buyer. If the Buyer does not reject or approve a new lease, license, occupancy agreement, renewal or a Lease amendment within five (5) Business Days after receipt of a copy thereof, then the Buyer shall be deemed to have approved such new lease, license, occupancy agreement, renewal or Lease amendment.
(e)    Litigation; Violations. Advise the Buyer promptly of any receipt of written notice of any litigation, arbitration proceeding or administrative hearing (including condemnation) before any Governmental Authority which affects any Property or any Seller’s ability to consummate the transaction as contemplated by this Agreement and is instituted after the date of this Agreement. Deliver to the Buyer, promptly after receipt thereof, copies of any written notices of violations or other notices regarding the Property received by the Sellers. Seller may not settle any claim or compromise any litigation or proceeding affecting any Asset without the prior approval of the Buyer which approval shall not be unreasonably withheld, conditioned or delayed provided that any such settlement shall not have any material adverse affect upon (1) any Seller’s ability to consummate the transactions contemplated by this Agreement, (2) the ownership of any Asset or any Property or (3) the operation or value of any Property or Asset.
(f)    Performance Under Leases and Ground Leases. Perform, or cause their agents to perform, all obligations of landlord or lessor under the Leases of such Seller’s Property and all obligations of Ground Lessee and Ground Lessor under the Ground Lease.
(g)    Third Party Loans. (i) Not amend, supplement, or otherwise modify any of such Seller’s Third Party Loans or the TPL Documents related to such Third Party Loans without the prior written consent of Buyer, which consent may be granted or withheld in the Buyer’s sole discretion.
(i)    Within three (3) Business Days following the execution of this Agreement, each Seller shall request that the holders of such Seller’s Third Party Loans consent to the assumption of such Third Party Loans by the Buyer or an affiliate of the Buyer to be designated by the Buyer pursuant to Section 14.7 of this Agreement. Such consent request shall be in such form as approved by the applicable Lender, provided such consent shall be acceptable to Buyer in its reasonable discretion and shall not increase Buyer’s obligations or liabilities with respect to such Loan or include any guarantees of the Buyer’s obligations under such Loan, except as may be specifically provided for in Section 3.3(g)(ii) below. Each Seller shall use its commercially reasonable efforts (but shall not be required to pursue litigation against the holder of any Third Party Loan) to obtain such consents prior to the Closing Date and any extensions thereof in accordance with this Agreement.
(ii)    The Buyer will not be required to provide any recourse guarantee (including non-recourse carve-out guarantees) or other credit enhancement in connection with obtaining any consent to the assumption of any of the Third Party Loan and notwithstanding anything to the contrary in this Agreement, in no event shall Buyer be obligated to acquire any Property subject to a Third Party Loan to the extent a lender of such Third Party Loan requires any such recourse guarantee or credit enhancement as a condition to Buyer assuming such Third Party Loan.
(iv)    With respect to each Third Party Loan, Sellers shall have, prior to the Closing Date, either (i) obtained the consent of the holder of such Third Party Loan to the assumption of the Third Party Loans by the Buyer pursuant to the terms of this Agreement, (ii) elected to repay, or defease, at the Closing the outstanding principal amount of such Third Party Loan, together with all accrued interest thereon pursuant to Section 13.4 hereto or (iii) elected to remove such Property from the terms of this Agreement with a corresponding reduction in the Gross Asset Value and in the event of (ii) or (iii) above, such Third Party Loan shall be deemed for all purposes of this Agreement as a Seller’s Other Loan.
(h)    Management, Leasing Agreements and Terminated Contracts.
(i)    Terminate the Terminated Contracts in accordance with their terms and all management agreements and, and to the extent the same relate to the Properties, unless otherwise provided in Section 3.3(h)(ii) below, the Leasing and Brokerage Agreements affecting such Seller’s Property to which such Seller is party at or prior to the Closing. Subject to Sections 3.3(h)(ii) and (iii) below, all leasing and brokerage fees, termination fees and any other costs and expenses relating to such Leasing and Brokerage Agreements and any related terminations shall be the responsibility solely of such Seller, and the Buyer shall have no responsibility or liability therefor. Unless otherwise provided in Section 3.3(h)(iii) below, no Seller shall assign to, and the Buyer shall not assume, any Terminated Contracts or any management agreements or the Leasing and Brokerage Agreements. Except with respect to the Duke Leased Space, each Seller shall cause any asset manager or leasing agent to vacate any office at such Seller’s Property on or prior to Closing.
(ii)    Notwithstanding anything to the contrary herein, and in connection with the Leasing and Brokerage Agreements, on or prior to a date that is fifteen (15) days prior to the Closing Date, Buyer and Seller shall mutually agree on a list of any prospective tenants with whom Seller, Seller’s Affiliates or Seller’s

Employees or a third party broker was Actively Negotiating pursuant to a Leasing and Brokerage Agreement (as hereinafter defined) as of the date of such expiration or notice of termination. If within sixty (60) days after the Closing Date (the "Post Termination Period") a New Lease is entered into with any prospective tenant identified by on the list as set forth above, then Buyer shall pay Seller (to the extent such Leasing and Brokerage Agreement is with any Seller) or reimburse the Seller (to the extent such Leasing and Brokerage Agreement is with Sellers’ Affiliates, Sellers’ Employees or any other third party that Seller has engaged) for any leasing commission owed to the applicable Seller, Seller’s Affiliate, Seller’s Employee or third party relating to such transaction calculated in accordance with the terms of the applicable Leasing and Brokerage Agreement. After the Closing Date, Seller, Seller’s Affiliates or Seller’s Employees shall not, and shall cause any third party broker which is representing any Seller to not, commence or continue negotiations for any lease arrangements without first obtaining the prior written consent of Buyer. For the purpose of this Section 3.3(h)(ii), the term "Actively Negotiating" shall mean either that (i) Seller, Seller’s Affiliates, Seller’s Employees or a third party broker shall have submitted a written, bona-fide offer to the prospective tenant or such tenant’s broker which, has been accepted or responded to by a written counter-offer, the terms of which counter-offer are then being negotiated, or (ii) Seller, Seller’s Affiliate, Seller’s Employee or such third party broker with the prospective tenant’s authorization, shall have submitted to Buyer a written, bona-fide offer by such tenant or such tenant’s broker which has been accepted or responded to by a written counter-offer submitted by Seller, Seller’s Affiliate or Seller’s Employee, on behalf of Buyer or its designee, and the terms of which counter-offer are then being negotiated. Notwithstanding anything to the contrary in this Section 3.3(h), Buyer shall be responsible for and shall reimburse Seller for the payment of brokerage fees and commissions payable pursuant to a Leasing and Brokerage Agreement entered into in connection with those certain leases executed and delivered between October 14, 2011 and the date hereto which such leases are set forth in Schedule 3.3(h)(ii) attached hereto.
(iii)    In addition to the reimbursement of Seller for the leasing commissions set forth in Section 3.3(h)(ii), Buyer agrees to assume Seller’s obligations under those Third Party Leasing and Brokerage Agreements existing as of the date hereof solely to the extent such third-party unaffiliated broker is entitled to a leasing commission under such Third Party Leasing and Brokerage Agreement with respect to a renewal, extension or expansion of the applicable Lease subject to such Third Party Leasing and Brokerage Agreement. For the avoidance of doubt, except as specifically set forth in this Section 3.3(h)(iii), Seller is not assuming any Leasing and Brokerage Agreements
(i)    Intentionally Omitted.
(j)    New Financing. Not create, incur or suffer to exist any deed of trust, mortgage, lien, pledge or other encumbrance in any way affecting any portion of such Seller’s Property, other than the Permitted Encumbrances, without the prior written consent of the Buyer.

(k)    Taxes, Charges, etc. Continue to pay or cause to be paid all Taxes, water and sewer charges, utilities and obligations under the Contracts when due.
(l)    Transfers. Not transfer, sell or otherwise dispose of such Sellers’ Property, except for the Morgan Stanley Parcel or any item of such Sellers’ Personal Property without the prior written consent of the Buyer, except for the use and consumption of inventory and other supplies, and the replacement of worn out, obsolete and defective tools, equipment and appliances, in the ordinary course of business.
(m)    Ground Leases. Not amend, supplement, terminate or otherwise modify the Ground Lease without the prior written consent of Buyer, which consent may be granted or withheld in the Buyer’s sole discretion.
(n)    Intentionally Omitted.
(o)    Zoning. Not initiate or consent to any material zoning reclassification of any Property or any material change to any approved site plan, special use permit, planned unit development approval or other land use entitlement affecting any Property without Buyer’s prior written consent, which consent may be granted or withheld in Buyer’s sole discretion.
(p)         Information; Additional Rights. Subject to the applicable limitations set forth in this Agreement, until the Closing or earlier termination of this Agreement, each Seller agrees to allow the Buyer to:
(i)    review and approve annual budgets, development plans, if any, and leasing plans with respect to the Properties and to offer input and suggestions relating to the foregoing, provided that such rights will not require the Sellers to operate the Properties in a substantially different manner than the current operations of the Properties nor obligate the Sellers to make or incur any capital expenditures at the Properties;
(ii)    generally discuss and consult (including calling meetings) with, and provide advice with respect to, material matters relating to the Properties with representatives of the Sellers designated by Sellers and the right to submit business proposals or suggestions to such parties;
(iii)    receive financial statements, operating reports, budgets or other financial reports relating to the Properties which are prepared by or for the Sellers in the ordinary course of business;
(iv)    request such other additional information relating to the Properties at reasonable times and intervals in light of the Sellers’ normal business operations concerning the general status of the financial condition and operations of the Properties but only to the extent such information is reasonably available to the Sellers and in a form consistent with the manner in which the Sellers then maintain such information;

(v)    review and approve the settlement of any tenant audit disputes the settlement of which may alter or affect “base year” amounts payable by Tenants under Leases; and
(vi)     review and approve (i) the settlement of any tax reduction proceeding based on an objection to property valuation in respect of any Property located in the State of Illinois and (ii) the settlement of any tax reduction proceeding based on an objection to tax rate, to the extent Seller has an opportunity to review and approve such settlement in respect of any Property located in the State of Illinois, in each case which approval shall not be unreasonably withheld.

(q)    Seller’s Other Loans. Seller shall, on or prior to the Closing Date, prepay, defease or otherwise satisfy Seller’s Other Loans.
(r)    ROFO/ROFR Waivers and Celebration Acknowledgment. Seller shall, within five (5) Business Days following the date hereof, distribute the request for waivers and acknowledgment contemplated pursuant to Section 6.2(d)(xii), (xiii) and (xiv) below.
(s)    Environmental Policy. Seller hereby acknowledges that it is the beneficiary of the Environmental Policy issued by American International Specialty Lines Insurance Company policy number PLS-1438168 (“Environmental Policy”).  Seller covenants and agrees to cooperate with Buyer in connection with any assumption by Buyer, at its option, of the Environmental Policy relating to Properties acquired by Buyer in connection with this transaction including, without limitation, making arranging for and participating in meetings and discussions with Buyer’s environmental and insurance consultants and making available for meetings with Buyer’s consultants the underwriter or other appropriate representatives of the carrier of the Environmental Policy to discuss the assumption, assignment and extension of the Environmental Policy (with respect to any such underwriting meetings, Seller and Seller’s insurance broker may be available).
Section 3.4    Tenant Estoppels.
(a)    Within twenty-one (21) days following the execution of this Agreement, each Seller shall prepare and deliver to each Tenant at such Seller’s Property an estoppel certificate in the form of Exhibit A attached hereto (the “Tenant Estoppel”) and request each such Tenant to execute and deliver the Tenant Estoppel to such Seller. Each Seller shall use commercially reasonable efforts to obtain the prompt return of the executed Tenant Estoppels in substantially the same form as Exhibit A from each Tenant at such Seller’s Property, without the obligation to make any payments or grant any concessions under the Leases. If a Tenant returns an executed Tenant Estoppel (or Lease Required Estoppel or Statement of Lease as defined below) to such Seller, such Seller shall promptly deliver to the Buyer, or make available on Seller’s transaction website, a copy of such executed Tenant Estoppel (or Lease Required Estoppel or Statement of Lease, if applicable) following such Seller’s receipt of such Tenant Estoppel (or Lease Required Estoppel or Statement of Lease, if applicable).
(b)    It shall be a condition to the Buyer’s obligation to close the sale and purchase of the Assets that on or before the Closing Date, the Sellers deliver to the Buyer from

(i) Tenants (other than the GSA) representing or leasing at least 75% of the rented area of each Property (exclusive of any rented area represented by a Lease with the GSA) as of the Closing Date, (ii) Tenants (other than the GSA) representing or leasing at least 75% of the aggregate rented area of all of the Properties (exclusive of any rented area represented by a Lease with the GSA) as of the Closing Date, and (iii) at least 95% of the aggregate of the square footage represented or leased by Major Tenants, signed tenant estoppel certificates that are substantially in the form of either (1) the Tenant Estoppel or (2) with respect to those Leases that contain a required form of specific estoppel that is attached as an exhibit to such Lease, the form of estoppel attached to such Lease (each a “Lease Required Estoppel”)), in each case and which do not allege any material defaults by the Sellers or accrued and outstanding offsets or defenses under the relevant Lease nor contain any materially adverse deviations between (x) the information specified in said Tenant Estoppel or Lease Required Estoppel, as applicable and (y) (I) the representations and warranties of the Sellers set forth in this Agreement or (II) the Leases to which such Tenant Estoppel or Lease Required Estoppel, as applicable, relate. Notwithstanding anything to the contrary in this Section 3.4, Seller shall also use commercially reasonable efforts to obtain a Statement of Lease from the GSA with respect to each Lease to which the GSA is a party, provided, however, that in no event shall the delivery of a Statement of Lease be deemed to apply towards the satisfaction of Seller’s obligations in the immediately preceding sentence or Seller’s obligations set forth in Section 3.4(c) below. Buyer shall cooperate with the Seller to obtain (i) any novation of the applicable Lease with the GSA that may be required by the GSA in order to assign the applicable Lease to Buyer or its designee and (ii) any Statement of Lease. In the event the GSA requires Seller to remain liable under the applicable Lease with the GSA after the Closing Date, Buyer hereby agrees to indemnify and hold harmless Seller against any Losses (as defined below) arising out of such Lease after the Closing Date except to the extent such Losses are the result of any action taken by Seller, or its Affiliates” with respect to such Leases with the GSA.
(c)    If the Sellers fail to deliver the Tenant Estoppels (or Lease Required Estoppel, as applicable) as required above by the Closing Date, the Buyer shall have the right, but not the obligation, to adjourn the Closing on one or more occasions for a period of up to 30 days in order for the Sellers to continue efforts to obtain such Tenant Estoppels (or Lease Required Estoppels, as applicable), in which case, the Closing shall occur within five (5) Business Days after the Sellers’ delivery of all required Tenant Estoppels (or Lease Required Estoppels, as applicable).
(d)    Notwithstanding anything contained in this Agreement to the contrary, in the event either (i) Seller is able to obtain Tenant Estoppels (or Lease Required Estoppels, as applicable) from Tenants representing at least 60% of the rented area of a Property (exclusive of the rented area represented by a Lease with the GSA) as of the Closing Date, but is unable to obtain Tenant Estoppels (or Lease Required Estoppels, as applicable) occupying at least 75% of the rented area of such Property (exclusive of the rented area represented by a Lease with the GSA) or (ii) Seller is able to obtain Tenant Estoppels (or Lease Required Estoppels, as applicable) from Tenants occupying at least 60% of the aggregate rented area (exclusive of the rented area represented by a Lease with the GSA) of all of the Properties as of the Closing, but is unable to obtain Tenant Estoppels (or Lease Required Estoppels, as applicable) occupying at least 75% of the aggregate rented area (exclusive of the rented area represented by a Lease with the GSA) of the Properties as of the Closing Date, Seller shall have the right (but not the obligation) to deliver to Buyer on the Closing Date a certificate in the form of Schedule 3.4(d) (a "Seller's Estoppel Certificate"), executed by Seller, with respect to the required amount of Leases in order to satisfy the Tenant Estoppel (or Lease Required Estoppels, as applicable) delivery requirements set forth in Section 3.4(b)(i) and (ii), and in such event, Seller shall be deemed to have satisfied the condition under Sections 3.4(b)(i) and (ii). In addition, Seller shall be released from any liability with respect to such Seller's Estoppel Certificate upon the earlier of (A) the date of delivery to Buyer of a Tenant Estoppel (or Lease Required Estoppels, as applicable) executed by the Tenant for which Seller has delivered such Seller's Estoppel Certificate or (B) the date that is one year after the Closing Date.
Section 3.5    Owners’ Associations.
(a)    Sellers shall not initiate, approve or consent to the any agreement or waiver or the execution of any document or instrument that would be considered an Owner’s Association Document, including, any agreement, waiver, document or instrument that would (i) increase or modify in any way the obligations relating to the Properties being acquired at Closing, (ii) result in the creation of a new Owner’s Association (iii) amend, modify, extend, surrender, terminate or renew any Owner’s Association Document without the prior written consent of the Buyer which consent may be withheld in the Buyer’s sole discretion. If the Buyer does not reject or approve the execution of any document or instrument referred to in this Section 3.5 within five (5) Business Days after receipt of a copy thereof, then the Buyer shall be deemed to have approved such document or instrument.
(b)    Sellers shall use their commercially reasonable efforts to assist Buyer in obtaining estoppel certificates from each Owner’s Association relating to a Property and such other acknowledgments, documents and instruments Buyer may reasonably require from such Owner’s Association in connection with the transactions contemplated by this Agreement and any Buyer’s related financing, including without limitation, (i) executing or facilitating the execution of any documents or instruments required under the Owner’s Association Documents in connection with the transfer of the Properties to Buyer, (ii) causing any officer or director of any Owner’s Association or related board that is a representative of the Sellers or the Property, if any, to resign his or her position as an officer or director with respect to the Properties set forth on Schedule 3.5(b)(ii), (iii) executing or facilitating any documents or instruments required under the Owner’s Association Documents in order to assign all of Seller’s (or an of its Affiliate’s) interest as developer, declarant or other similar entity, if any, under the Owner’s Association Documents with respect to the Properties set forth on Schedule 3.5(b)(iii) and (iv) facilitating the appointment of Buyer’s and its Affiliates’ representatives as replacement officers or directors to the extent permitted under the applicable Owners’ Association Documents.

Section 3.6    Inaccurate Representation or Warranty.
In the event any Seller or Buyer obtains knowledge that any of the Sellers’ representations and warranties contained in this Agreement become inaccurate between the date of this Agreement and the Closing Date, Sellers shall immediately notify Buyer in writing of such change or Buyer shall immediately notify Seller, as applicable (a “Notice of Inaccuracy”); provided, however, that in no event shall Buyer’s failure to provide a Notice of Inaccuracy relieve Seller of its obligations under this Agreement with respect to the applicable representation and warranty or limit Buyer’s remedies under this Agreement with respect to such inaccurate representation or warranty. Unless waived by Buyer (at any time before or after receipt of the Notice of Inaccuracy by Seller and in which case the provisions of clause (b) below shall apply prior to the original Closing Date), Sellers shall have the right, in connection with such Notice of Inaccuracy, to adjourn the Closing Date for a period not to exceed fifteen (15) days, provided Sellers shall notify Buyer in writing within five (5) Business Days of the date of such Notice of Inaccuracy of such election to adjourn. If Seller does not cure the change reflected in the Notice of Inaccuracy prior to the Closing Date (as same may be extended pursuant to the terms of this Section 3.6), Buyer shall have the right (a) to terminate this Agreement if such breach or in accuracy is material to the Sellers or Properties as a whole (pursuant to and in accordance with Section 13.2(a) hereof) or remove the relevant Asset from the portfolio (pursuant to, and in accordance with, the provisions of Section 13.3hereof) or (b) proceed with the Closing, in which case the representation or warranty that is the subject to a Notice of Inaccuracy shall be updated and amended to reflect such change and Seller shall have no obligation with respect to such inaccuracy.

Section 3.7    Transition Services.
On or prior to Closing, Seller and Buyer shall enter into a Transition Services Agreement (the “Transition Services Agreement”) whereby Seller shall agree or cause the existing manager at each of the Properties to agree to cooperate with Buyer, during the Transition Period, to assist in the transition of the Properties to Seller. The Transition Services Agreement shall include, but not be limited to, Seller (or existing manager, if applicable) cooperation with respect to (i) consultation with the Buyer (or its manager) with respect to the operation of the Properties, (ii) consultation with the Buyer (or its manager) with respect to the status of any disputes for which Buyer (or its manager) will assume responsibility and (iv) consultation with the Buyer (or its manager) with respect to matters that require the delivery of notice or request for consents or approvals or otherwise relates to any unbudgeted expenditure. Notwithstanding anything to the contrary in this Agreement, such transition services shall be provided to Buyer at the sole cost and expense of the Buyer and Buyer shall indemnify, defend and hold harmless Seller against any Losses, relating to or otherwise arising under any existing management agreements that remain in place post-closing as a result of the Transition Services Agreement, with respect to actions that arise following the Closing Date except to the extent such Losses arise or relate to Seller’s (or its Affiliates) gross negligence or willful misconduct. Buyer and Seller each agree to negotiate the terms and provisions of the Transition Services Agreement in good faith. Notwithstanding anything to the contrary in this Agreement, and provided that Seller or Buyer, as applicable, negotiates such Transition Services Agreement in good faith, the failure of the Buyer or Seller, as applicable, to deliver a duly executed Transition Services Agreement shall not be deemed to be either a condition to Closing or a default under this Agreement.
Section 3.8    Easements.
Without limitation of Buyer’s rights under Article VIII hereof, Seller agrees to cooperate with Buyer, at no cost to Seller, to obtain any easements the Buyer reasonably determines are necessary for the operation of the Property in a substantially similar manner as such Property is operated as of the date of this Agreement including, but not limited to, (i) easements required for access to such Property and (ii) utility, sewer or similar easements. Buyer agrees to cooperate with Seller to consent to any easement the Seller determines may be reasonably necessary to operate any property that abuts a Property conveyed pursuant to this Agreement that is owned by Seller or its Affiliates in a substantially similar manner as such neighboring property is operated as of the date of this Agreement.

Section 3.9    Non-Compete Agreement.
Seller and Buyer each agree to finalize a non-compete agreement (“Non-Compete Agreement”) to be entered into as of the Closing Date in accordance with the primary terms outlined on Exhibit N hereto, with such modifications and changes as are reasonably required to make such Non-Compete Agreement enforceable in each relevant jurisdiction.

ARTICLE IV
REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BUYER
Section 4.1    Representations and Warranties of the Buyer. The Buyer hereby represents, warrants and covenants to the Sellers as of the date hereof and as of the Closing Date as follows:
(a)    Formation; Existence. It is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and the Buyer, or the applicable Buyer designee or assignee, is qualified to do business in the states where the Properties acquired by Buyer or Buyer designee are located.
(b)    Power; Authority. It has all requisite power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement, the purchase of the Assets and the consummation of the transactions provided for herein have been duly authorized by all necessary action on the part of the Buyer. This Agreement has been duly executed and delivered by the Buyer and constitutes the legal, valid and binding obligation of the Buyer enforceable against the Buyer in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights and by general principles of equity (whether applied in a proceeding at law or in equity).
(c)    No Consents. No consent, license, approval, order, permit or authorization of, or registration, filing or declaration with, any court, administrative agency or commission or other Governmental Authority or instrumentality, domestic or foreign, is required to be obtained or made in connection with the execution, delivery and performance of this Agreement or any of the transactions required or contemplated hereby.
(d)    No Conflicts. The execution, delivery and compliance with, and performance of the terms and provisions of, this Agreement, and the purchase of the Assets, will not (a) conflict with or result in any violation of its organizational documents, (b) conflict with or result in any violation of any provision of any bond, note or other instrument of indebtedness, contract, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party in its individual capacity, or (c) violate any existing term or provision of any order, writ, judgment, injunction, decree, statute, law, rule or regulation applicable to it or its assets or properties.
(e)    Anti-Terrorism.

(i)    None of the Buyer or, to Buyer’s knowledge, its Affiliates, is in violation of any Anti-Money Laundering and Anti-Terrorism Laws.
(ii)    None of the Buyer or, to Buyer’s knowledge, its Affiliates, is acting, directly or indirectly, on behalf of terrorists, terrorist organizations or narcotics traffickers, including those persons or entities that appear on the Annex to the Executive Order, or are included on any relevant lists maintained by the Office of Foreign Assets Control of U.S. Department of Treasury, U.S. Department of State, or other U.S. government agencies, all as may be amended from time to time.
(iii)    None of the Buyer or, to Buyer’s knowledge, its Affiliates (A) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any person included in the lists set forth in the preceding paragraph, (B) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order, or (C) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Money Laundering and Anti-Terrorism Laws.
(iv)    The Buyers understand and acknowledge that the Buyer may become subject to further anti-money laundering regulations, and agrees to execute instruments, provide information, or perform any other acts as may be required for compliance with such anti-money laundering regulations, for the purpose of: (A) carrying out due diligence as may be required by applicable law to establish the Buyer’s identity and source of funds; (B) maintaining records of such identities and sources of funds, or verifications or certifications as to the same; and (C) taking any other actions as may be required to comply with and remain in compliance with anti-money laundering regulations applicable to the Buyer.
(v)    Neither the Buyer, nor any person controlling or controlled by the Buyer, is a country, territory, individual or entity named on a Government List, and the monies used in connection with this Agreement and amounts committed with respect thereto, were not and are not derived from any activities that contravene any applicable anti-money laundering or anti-bribery laws and regulations (including funds being derived from any person, entity, country or territory on a Government List or engaged in any unlawful activity defined under Title 18 of the United States Code, Section 1956(c)(7)).
ARTICLE V
CONDITIONS PRECEDENT TO CLOSING
Section 5.1    Conditions Precedent to Sellers’ Obligations. The obligation of the Sellers to consummate the transfer of the Assets to the Buyer on the Closing Date is subject to the satisfaction (or waiver by the Sellers) as of the Closing of the following conditions:
(a)    Each of the representations and warranties made by the Buyer in this Agreement shall be true and correct in all material respects when made and on and as of the Closing Date as though such representations and warranties were made on and as of the Closing Date;
(b)    The Buyer shall have performed or complied in all material respects with each obligation and covenant required by this Agreement to be performed or complied with by the Buyer on or before the Closing;
(c)    The Sellers shall have received all of the documents required to be delivered by the Buyer under Article VI;
(d)    The Sellers shall have received the Cash Consideration Amount in accordance with Section 2.2 and all other amounts due to the Sellers hereunder;
(e)    No order or injunction of any court or administrative agency of competent jurisdiction nor any statute, rule, regulation or executive order promulgated by any governmental authority of competent jurisdiction shall be in effect as of the Closing which restrains or prohibits the transfer of the Assets or the consummation of any other transaction contemplated hereby; and
(f)    No action, suit or other proceeding shall be pending which shall have been brought by any person or entity (other than the parties hereto and their affiliates) (i) to restrain, prohibit or change in any material respect the purchase and sale of the Assets or the consummation of any other transaction contemplated hereby or (ii) seeking material damages with respect to such purchase and sale or any other transaction contemplated hereby.

Section 5.2    Conditions Precedent to the Buyer’s Obligations. The obligation of the Buyer to purchase and pay for the Assets is subject to the satisfaction (or waiver by the Buyer) as of the Closing of the following conditions:
(a)    Each of the representations and warranties made by each Seller in this Agreement shall be true and correct in all material respects when made and on and as of the

Closing Date as though such representations and warranties were made on and as of Closing Date;
(b)    Each Seller shall have performed or complied in all material respects with each obligation and covenant required by this Agreement to be performed or complied with by such Seller on or before the Closing;
(c)    No order or injunction of any court or administrative agency of competent jurisdiction nor any statute, rule, regulation or executive order promulgated by any governmental authority of competent jurisdiction shall be in effect as of the Closing which restrains or prohibits the transfer of the applicable Assets or the consummation of any other transaction contemplated hereby;
(d)    No action, suit or other proceeding shall be pending which shall have been brought by any person or entity (other than the parties hereto and their affiliates) (i) to restrain, prohibit or change in any material respect the purchase and sale of the applicable Assets or the consummation of any other transaction contemplated hereby or (ii) seeking material damages with respect to such purchase and sale or any other transaction contemplated hereby;
(e)    Title to all of the Properties shall be delivered to the Buyer in the manner required under Section 8.1;
(f)    Seller have prepaid, defeased or otherwise satisfied any Seller’s Other Loans to the extent encumbering the Properties or the Seller’s ability to consummate the transaction contemplated by this Agreement.
(g)    The Buyer shall have received all of the documents required to be delivered by the Sellers under Article VI.
(h)    The Buyer shall have received the Tenant Estoppels (or Lease Required Estoppels, as applicable) and/or Seller Estoppel Certificates required pursuant to Section 3.4.
ARTICLE VI
CLOSING DELIVERIES
Section 6.1    Buyer Deliveries.
The Buyer shall deliver the following documents at Closing:
(a)    with respect to each Property:
(i)    an assignment and assumption of landlord’s interest in the Leases (an “Assignment of Leases”) duly executed by the Buyer in substantially the form of Exhibit B hereto;

(ii)    an assignment and assumption of the Assumed Contracts (an “Assignment of Contracts”) duly executed by the Buyer in substantially the form of Exhibit C hereto;
(iii)    a notice letter to each Tenant (the “Tenant Notices”) duly executed by the Buyer, in the form of Exhibit D attached hereto; and
(iv)    an association assignment and assumption agreement with respect to any owner’s association, as applicable, in a form reasonably acceptable to Seller and Buyer (“Association Assignment”).
(b)    with respect to the Ground Lease, an assignment and assumption of the Ground Lessor’s interest and Ground Lessee’s interest in the Ground Lease (the “Ground Lease Assignments”) duly executed by the Buyer in substantially the form of Exhibit E hereto;
(c)    with respect to the Third Party Loans, such documents as the holder of such Third Party Loans shall require in connection with the assumption of such Third Party Loans by the Buyer to the extent the Buyer is obligated to deliver the same pursuant to the provisions hereto; and
(d)    with respect to the transactions contemplated hereunder:
(i)    a closing statement, prepared and approved by the Sellers and the Buyer, consistent with the terms of this Agreement and duly executed by the Buyer (the “Closing Statement”);
(ii)    such other assignments, instruments of transfer, and other documents as the Sellers may reasonably require in order to complete the transactions contemplated hereunder;
(iii)    a closing certificate in the form of Exhibit F;
(iv)    a duly executed and sworn Secretary’s Certificate from the Buyer certifying that the Buyer has taken all necessary action to authorize the execution of all documents being delivered hereunder and the consummation of all of the transactions contemplated hereby and that such authorization has not been revoked, modified or amended;
(v)    an executed and acknowledged Incumbency Certificate from the Buyer certifying the authority of the officers of the Buyer (or the general partner of the Buyer, where appropriate) to execute this Agreement and the other documents delivered by the Buyer to the Sellers at the Closing;
(vi)    all transfer tax returns, to the extent required by law and the regulations issued pursuant thereto, in connection with the payment of all state or local real property transfer taxes that are payable or arise as a result of the consummation of the transactions contemplated by this Agreement, in each case, as prepared by the relevant Sellers and duly executed by the Buyer;
(vii)    a Non-Compete Agreement duly executed by Buyer;
(viii)    a lease agreement for each Duke Leased Space in the forms attached to that certain email from Seller’s counsel to Buyer’s counsel dated October 20, 2011 and received by Buyer’s counsel at 8:03PM (each a “Duke Lease”);
(ix)    to the extent any Property located in the State of Texas is located within a municipal utility district, an acknowledgment of the Texas Statutory Notice delivered by Sellers pursuant to Section 6.2 below;
(x)    subject to Section 3.7 hereto, the Transition Services Agreement duly executed by Buyer;
(xi)    with respect to the Buyer’s Consultant, a release of Lien in the form attached as Exhibit I hereto; and
(xii)    such other documents as reasonably requested by the Seller or the Escrow Agent to consummate the Closing.
Section 6.2    Sellers Deliveries. The Sellers shall deliver the following documents at Closing:
(a)    with respect to each Property, a special/limited warranty deed (a “Deed”) in substantially the form of Exhibit G hereto, duly executed by the relevant Seller, which deed, upon proper recording by the Buyer, shall be sufficient to transfer and convey to the Buyer whatever rights in the Property the relevant Seller has acquired subject only to the Permitted Exceptions with reference to such Property;
(b)    with respect to the Ground Lease, the Ground Lease Assignments duly executed by Ground Lessor and Ground Lessee, as applicable;
(c)    with respect to each Property:
(i)    an Assignment of Leases duly executed by the relevant Seller, together with the original Leases;
(ii)    a bill of sale (a “Bill of Sale”) duly executed by the relevant Seller in substantially the form of Exhibit H hereto, relating to all fixtures, chattels, equipment and articles of personal property owned by the relevant Seller which are currently located upon or attached to the Property;

(iii)    an Assignment of Contracts duly executed by the relevant Seller;
(iv)    an assignment of all warranties, permits, licenses and other Asset Related Property in the form of Exhibit J attached hereto (an “Assignment of Asset-Related Property”);
(v)    an Association Assignment duly executed by the relevant Seller;
(vi)    the Tenant Notices duly executed by the relevant Seller;
(vii)    all keys to each Property which are in the Sellers’ possession shall be transferred at a mutually agreed upon location; and
(viii)    all security deposits and letters of credit as provided in Section 10.2(a) hereof.
(d)    with respect to the transactions contemplated hereunder:
(i)    The Closing Statement duly executed by the Sellers;
(ii)    such other assignments, instruments of transfer, and other documents as the Buyer or Escrow Agent may reasonably require in order to complete the transactions contemplated hereunder;
(iii)    a closing certificate in the form of Exhibit K;
(iv)    a duly executed and sworn Secretary’s Certificate from each Seller (or the general partners of such Seller, where appropriate) certifying that such Seller has taken all necessary action to authorize the execution of all documents being delivered hereunder and the consummation of all of the transactions contemplated hereby and that such authorization has not been revoked, modified or amended;
(v)    an executed and acknowledged Secretary’s Certificate from each Seller (or the general partners of such Seller, where appropriate) certifying the authority of the officers of such Seller (or the general partner of such Seller, where appropriate) to execute this Agreement and the other documents delivered by such Seller to the Buyer at the Closing;
(vi)    all transfer tax returns which are required by law and the regulations issued pursuant thereto in connection with the payment of all state or local real property transfer taxes that are payable or arise as a result of the consummation of the transactions contemplated by this Agreement, in each case, as prepared and duly executed by the relevant Seller;
(vii)    subject to Section 3.7 hereto, the Transition Services Agreement duly executed by Seller;
(viii)    an affidavit that the relevant Seller is not a “foreign person” within the meaning of the Foreign Investment in Real Property Tax Act of 1980, as amended, in substantially the form of Exhibit L here;
(ix)    an affidavit in the form of Exhibit O hereto that under O.C.G.A. Section 48-7-128 the relevant Seller is a resident of Georgia or that the relevant Seller is deemed a resident of Georgia or a Certificate of Exemption in the form of Exhibit O hereof;
(x)    to the extent any Property located in the State of Texas is located within a municipal utility district, a statutory notice to Buyer under chapter 49.452 of the Texas Water Code (the “Texas Statutory Notice”);
(xi)    with respect to those Properties located in the Villages of Downers Grove, Lisle, Oak Brook and Westmont, all in the State of Illinois, evidence of payment through the Closing Date of sanitary district user charges (the "User Charges") from the Downers Grove Sanitary District (as to the Property located in the Village of Downers Grove), the DuPage Sanitary District (as to the Property located in the Village of Lisle), and the Flagg Creek Water Reclamation District (as to the Properties located in the Villages of Oak Brook and Westmont) (collectively, the "Sanitary Districts").  Such evidence of payment will be in the form of a Closing Letter or similar statement customarily issued by the Sanitary Districts (the "Closing Letters").  In the event the Closing Letters show outstanding amounts for any User Charges, such outstanding amounts will be paid by the relevant Property Sellers through the Closing.  In the event the Closing Letters provided by the Flagg Creek Water Reclamation District reveal that connection charges will be assessed due to the lack of issuance of a valid connection permit for the Oak Brook or Westmont Properties, as the case may be, then any such connection charges will be paid by the relevant Sellers for the properties located in Oak Brook or Westmont, as the case may be, through the Closing.  Any title exceptions relating to User Charges or other charges contained in the Title Commitments for the Properties located in the villages referenced in this paragraph will include affirmative coverage that no User Charges or other charges are outstanding as of the Date of the Title Policy for such Properties;
(xii)    subject to Section 14.29 below, with respect to the Property known as 5560 Tennyson Parkway located in Plano, Texas, evidence reasonably satisfactory to Buyer that the Right of First Refusal granted to MedAssets Net Revenue Systems, LLC (“MedAssets”) pursuant to Section 17.06 of the Lease relating thereto has been waived by MedAssets (or its successors or assigns) or the time period for acceptance of such Right of First Refusal has expired;
(xiii)    subject to Section 14.29 below, with respect to the Property known as Compmanagement and located in Columbus, Ohio, evidence reasonably satisfactory to Buyer that the Right of First Offier granted to Sedwick Claims Management Services, Inc. (“Sedgwick”) pursuant to Section 20.08 of the Lease relating thereto has been waived by Sedgwick (or its successors or assigns) or the time period for acceptance of such Right of First Officer has expired;
(xiv)    subject to Section 14.29 below, with respect to those Properties known as Celebration Business Center I, Celebration Business Center II, Celebration Office Center I and Celebration Office Center II, a waiver or other agreement of The Celebration Company satisfactory to Buyer relating to certain matters to be specified by Buyer to Seller and relating to certain rights and restrictions contained in the declarations encumbering such Properties within five (5) Business Days after the date hereof;
(xv)    Intentionally Omitted;
(xvi)    with respect to those Sellers with Properties located in Illinois, a CBS-1 Notice of Sale, Purchase or Transfer of Business Assets in the form attached hereto as Exhibit R to the extent a bulk sale certificate is otherwise required pursuant to Section 6.2(e) below; and
(xvii)    with respect to those Properties located in Minnesota, that certain Redevelopment Property Transfer Certificate in the form similar to that provided by Seller to Buyer as of the date of this Agreement which form will run to the benefit of Buyer, its mortgagee and its title company and their respective successors and assigns.
(e)    Bulk Sale Certificates; Indemnity: Within five (5) business days after the date hereof, with respect to those Properties located in Illinois owned by entities other than Duke Realty Limited Partnership (unless Duke Realty Limited Partnership will no longer own any assets in Illinois following the Closing, in which case this provision shall also be applicable to Properties in Illinois owned by Duke Realty Limited Partnership), which entities outside of their usual course of business are selling the major part of the real property of their respective Business located in the State of Illinois, Seller shall request and shall use good faith diligent efforts to obtain a certificate issued by the Illinois Department of Revenue showing that Seller has no liability for the payment of any assessed but unpaid tax, penalty or interest under the Illinois Income Tax Act and any tax, penalty or interest due under the Retailer’s Occupation Tax Act.  Seller shall provide Buyer with evidence of Seller’s request for such certificates.  In the event that prior to Closing, Seller furnishes a certificate or statement from the Illinois Department of Revenue stating that any amount is assessed but unpaid, Buyer may withhold from the Gross Asset Value an amount equal to the amounts so stated.  Until such time as Seller has delivered a certificate or statement from the Illinois Department of Revenue, stating that no amounts are due, Seller hereby agrees to indemnify, defend and hold Buyer harmless from and against any and all liabilities, claims, demands, causes of action, losses, costs and expenses (including reasonable attorneys’ fees, court costs and disbursements) which may arise out of Seller’s failure to pay any tax, penalty or interest assessed against Seller under the Illinois Income Tax Act, and Seller’s failure to comply with the notification requirements thereunder.

(f)    In the event any Asset-Related Property is not assignable (such as a letter of credit that is not transferable), the Sellers shall use commercially reasonable efforts to provide the Buyer, at no cost to the Sellers, with the economic benefits of such property by enforcing such property (solely at the Buyer’s direction) for the benefit and at the expense of the Buyer.
(g)    With respect to the Third Party Loans, (i) a statement from the holder of such Third Party Loan with respect to the outstanding amount of principal and accrued interest on the Third Party Loan and the amounts of any cash reserves or escrow accounts held by the holders of the Third Party Loans in connection with the Third Party Loans as of the Closing Date, and (ii) originals of the TPL Documents, to the extent in the Seller’s possession.
(h)    The Non-Compete Agreement duly executed by Seller.
(i)    each Duke Lease duly executed by the Seller.
ARTICLE VII
INSPECTION
Section 7.1    General Right of Inspection. Subject to the Leases, any restrictions of record and applicable laws, the Buyer and its agents shall have the right, prior to Closing, at reasonable times agreed upon by the Sellers and Buyers after reasonable prior notice to Seller (which such reasonable notice shall include verbal notice given by the Buyer to Seller 24 hours prior to such inspection), to inspect each Property during business hours on Business Days and to perform any tests, examinations and studies of the Asset as the Buyer deems necessary or appropriate (including, without limitation, such tests and examinations by Buyer’s agents necessary to complete phase I environmental reports, property condition reports, appraisals and zoning reports) and to further examine all applicable records and documents relating to the Property; and to further confirm certain title matters. The Seller agrees to make available those employees listed on Schedule 7.1 (the “Designated Employees”) to assist the Buyer with such inspections and the Buyer shall have the right to contact and interview such Designated Employees, or any other employees the Seller permits the Buyer to contact, with respect to the Properties. The Buyer shall give Seller or its designated employees the right to accompany Buyer or its agents during any such inspections; provided, however, that Buyer shall be permitted, with Sellers’ consent (not to be unreasonably withheld, conditioned or delayed) to undertake inspections of a Property during business hours on Business Days if Seller is unable to be present for such inspections or tests. In addition, after the expiration of the Inspection Period and provided this Agreement has not been terminated by Buyer, Seller shall permit Buyer and its agents, and after consultation with Seller, to arrange for both group meetings and individuals interviews with asset management, property management, leasing and engineering personnel for purposes of interviewing such employees for possible employment following the Closing Date; provided, however, that Buyer shall be under no obligation to offer employment or provide any benefit to personnel of Seller or its affiliates, nor shall Buyer be subject to any liability in connection with Seller’s termination of employment of any such employee. Such inspection or interview shall not unreasonably impede the normal day‑to‑day business operation of such Property and Buyer shall maintain confidentiality to the extent set forth in this Agreement. The Buyer hereby indemnifies and agrees to defend and hold the Sellers and Seller-Related Entities harmless from all loss, cost (including, without limitation, reasonable attorneys’ fees), claim or damage arising out of (i) the entry on the Property by or any action of, any person or firm entering the Property on Buyer's behalf as aforesaid or, (ii) any breach by Buyer of its obligations under this Section, or (iii) any liens caused by or on behalf of Buyer, which indemnity shall survive the Closing, Buyer shall deliver to Seller a certificate of insurance evidencing comprehensive general liability coverage (including coverage for contractual indemnities) with a combined single limit of at least $2,000,000.00 in a form reasonably acceptable to Seller, covering any activity, accident or damage arising in connection with Buyer or agents of Buyer on the Property, and naming Seller, as an additional insured. In the event a Phase II environmental inspection is commenced with respect to a property, excess umbrella coverage for bodily injury and property damage in the amount of $3,000,000.00, in a form reasonably acceptable to Seller, covering any activity, accident or damage arising in connection with Buyer or agents of Buyer on the Property, and naming Seller, as an additional insured. The provisions of this Section 7.1 shall survive the Closing. Notwithstanding anything to the contrary contained herein, the Buyer has identified to Seller the eighteen (18) Properties set forth on Schedule 7.1(a) attached hereto (the “Environmental Properties”) with respect to which it is seeking further environmental analysis in connection with such Environmental Properties.  In the event after Buyer’s analysis, the Buyer determines the environmental condition of one or more such Environmental Properties is not satisfactory to Buyer (each an “Environmental Notice Property”), then, with respect to each such Environmental Notice Property, Buyer shall inform Seller on or prior to November 11, 2011 of such determination and elect on or prior to November 11, 2011 (which notice or election may be given separately for each such Environmental Notice Property) to (a) exclude from the transaction such Environmental Notice Property or (b) confirm Buyer has waived any condition to raise an objection to such Environmental Notice Property on the basis of this Section 7.1, unless Buyer and Seller mutually agree to extend the Closing Date by up to fifteen (15) days to further review the environmental condition of such Environmental Notice Property. To the extent one or more Environmental Properties are excluded from this transaction pursuant to the immediately preceding sentence, such affected Property shall be removed from the Assets to be sold hereunder, all references to such Property and the Asset-Related Property related thereto in this Agreement shall be deemed deleted and the Gross Asset Value shall be reduced by an amount equal to the Allocated Asset Value for each such affected Property.   If the Buyer agrees to extend the Closing Date for an additional 15 days in accordance with this Section 7.1(a), the Buyer shall have the absolute and unilateral right, after such 15 day period, to exclude such Environmental Notice Property from the Closing in the event the results of such analysis indicate an environmental condition, Environmental Claim or Environmental Liability at the applicable Property that would materially and adversely affect the value of such Property. Without limitation of Buyer’s rights under this Agreement, Buyer shall not have a right to elect to remove a Property from this transaction pursuant to this Section 7.1(a) or extend the Closing Date pursuant to this Section 7.1(a) with respect to any Property other than the Environmental Properties. Notwithstanding the above, Buyer's right to exclude any Property pursuant to this Section 7.1, Section 8.5, Section 8.6, Section 9.2 and Section 13.3 shall be subject to Section 13.3(c).
Section 7.2    Document Inspection. Buyer and Seller acknowledge that Buyer is being given an opportunity to review and inspect the documents provided or made available by Seller or obtained by Buyer. Except as otherwise expressly provided in this Agreement or in any Closing Document, Seller makes no representation or warranty as to the truth, accuracy or completeness of such documents or any other studies, documents, reports or other information provided to Buyer by Seller.Formal Inspection Period. Buyer's obligation to close under this Agreement is subject to and conditioned upon Buyer's investigation and study of and satisfaction with the Property as set forth in this Section 7. Buyer shall have until the Inspection Date in which to make such investigations and studies with respect to the Property as Buyer deems appropriate and to elect to proceed with the transaction contemplated by this Agreement, in Buyer's sole and absolute discretion, for any reason or no reason, by written notice delivered to Seller prior to the Inspection Date ("Affirmative Notice"). Notwithstanding the foregoing, if Buyer does not provide the Affirmative Notice to Seller on or before the Inspection Date, then Buyer will be deemed to have elected not to terminate this Agreement. If Buyer terminates or is deemed to terminate this Agreement on or before the Inspection Date, the Earnest Money, plus all interest accrued thereon, shall be returned to Buyer and neither party shall have any further obligations hereunder except for those obligations that expressly survive termination of this Agreement. Confidentiality. Buyer and its representatives shall hold in confidence all data and information relating to the Property, the Seller or its business, whether obtained before or after the execution and delivery of this Agreement pursuant to the Confidentiality Agreement, which is incorporated herein and which Buyer hereby reaffirms. Notwithstanding anything to the contrary contained in this Agreement, in the event of a breach or threatened breach by Buyer or its representatives of this Section 7.4, Seller shall be entitled to all remedies set forth in the Confidentiality Agreement. The provisions of this Section 7.4 shall survive the Closing and any termination of this Agreement. Examination. In entering into this Agreement, the Buyer has not been induced by and has not relied upon any written or oral representations, warranties or statements, whether express or implied, made by any Seller, any partner of any Seller, or any affiliate, agent, employee, or other representative of any of the foregoing or by any broker or any other person representing or purporting to represent any Seller, with respect to the Assets or any other matter affecting or relating to the transactions contemplated hereby, other than those representations, warranties or statements expressly set forth in this Agreement and the Closing Documents. The Buyer acknowledges and agrees that, except as expressly set forth in this Agreement and the Closing Documents, no Seller makes any representations or warranties whatsoever, whether express or implied or arising by operation of law, with respect to such Seller's Assets including, but not limited to, any warranties or representations as to habitability, merchantability, fitness for a particular purpose, title, zoning, tax consequences, latent or patent physical or environmental condition, utilities, operating history or projections, valuation, governmental approvals, the compliance of the Property with governmental laws, the truth, accuracy or completeness of the Property documents or any other information provided by or on behalf of Seller to Buyer, or any other matter or thing regarding the Property. Buyer represents to Seller that Buyer has conducted, or will conduct prior to Closing, such investigations of the Property, including but not limited to, the physical and environmental conditions thereof, as Buyer deems necessary to satisfy itself as to the condition of the Property and the existence or nonexistence or curative action to be taken with respect to any hazardous or toxic substances on or discharged from the Property, and will rely solely upon same and not upon any information provided by or on behalf of Seller or its agents or employees with respect thereto, other than such representations, warranties and covenants of Seller as are expressly set forth in this Agreement or the Closing Documents. Subject to the express representations of Seller herein and the Closing Documents and the provisions set forth herein and contained in the Closing Documents, upon Closing, Buyer shall assume the risk that adverse matters, including but not limited to, construction defects and adverse physical and environmental conditions, may not have been revealed by Buyer's investigations, and Buyer, upon Closing, shall be deemed to have waived, relinquished and released Seller and Seller-Related Entities from and against any and all claims, demands, causes of action (including, without limitation, causes of action in tort), losses, damages, liabilities, costs and expenses (including, without limitation, attorneys' fees and court costs) of any and every kind or character, known or unknown, which Buyer or any agent, representative, affiliate, employee, director, officer, partner, member, servant, shareholder or other person or entity acting on Buyer's behalf or otherwise related to or affiliated with Buyer might have asserted or alleged against Seller and/or Seller-Related Entities at any time by reason of or arising out of any latent or patent construction defects, physical conditions (including, without limitation, environmental conditions), the Leases and the Tenants, violations of any applicable laws (including, without limitation, any environmental laws) or any and all other acts, omissions, events, circumstances or matters regarding the Property. Except as expressly set forth herein or in the Closing Documents, Buyer shall not look to Seller or any Seller-Related Entities in connection with the foregoing for any redress or relief. The foregoing release shall be given full force and effect according to each of its expressed terms and provisions, including those relating to unknown and unsuspected claims, damages and causes of action. THE BUYER AGREES THAT THE ASSETS WILL BE SOLD AND CONVEYED TO (AND ACCEPTED BY) THE BUYER AT THE CLOSING IN THE THEN EXISTING CONDITION OF THE ASSETS, AS IS, WHERE IS, WITH ALL FAULTS, AND WITHOUT ANY WRITTEN OR VERBAL REPRESENTATIONS OR WARRANTIES WHATSOEVER (INCLUDING THE IMPLIED WARRANTY OF MERCHANTABILITY), WHETHER EXPRESS OR IMPLIED OR ARISING BY OPERATION OF LAW, other than representations, warranties and statements of the Sellers expressly set forth in this Agreement and the Closing Documents.
Section 7.3    Effect and Survival of Disclaimer and Release. Seller and Buyer acknowledge that the compensation to be paid to Seller for the Property reflects that the Property is being sold subject to the provisions of Section 7.5, and Seller and Buyer agree that the provisions of Section 7.5 shall survive Closing indefinitely.

ARTICLE VIII
TITLE AND PERMITTED EXCEPTIONS
Section 8.1    Permitted Exceptions. Seller shall sell and convey title to each Property, and the Buyer agrees to purchase such Property, subject only to the Permitted Exceptions with respect to such Property.
Section 8.2    Title Report. With respect to a Property, Buyer shall (a) with respect to any initial title commitments, initial surveys or initial zoning reports received by Buyer on or prior to October 28, 2011, by November 4, 2011 give notice to the relevant Seller specifying all title exceptions set forth in such title commitment, matters disclosed in such initial survey or objections to building code or zoning violations set forth in such initial zoning report which the Buyer claims are not Permitted Exceptions and (b) with respect to any initial title commitment, initial survey or initial zoning report or update of any of the foregoing received after October 28, 2011, within five (5) Business Days after the Buyer’s receipt of such information, give notice to the relevant Seller specifying all title exceptions set forth in such updated commitment, matters disclosed in such updated survey or objections to building code or zoning violations set forth in such updated zoning report which the Buyer claims are not Permitted Exceptions, (each such notice an “Objection Notice”).
Section 8.3    Use of Cash Consideration Amount to Discharge Title Exceptions. If, at the Closing, there are any title exceptions applicable to a Property which are not Permitted Exceptions for such Property and which the Sellers are obligated by this Agreement or elect to pay and discharge, then the Sellers may use any portion of the Cash Consideration Amount to satisfy the same, provided that the Sellers shall have delivered to the Buyer at the Closing instruments in recordable form sufficient to satisfy such title exceptions of record, together with the cost of any applicable recording or filing fees or such other evidence the Title Company shall deem necessary for the Title Company to remove such exception from the Title Policy. The Buyer, if request is made within a reasonable time prior to the Closing, agrees to provide at the Closing separate certified or cashier’s checks as requested to facilitate the satisfaction of any such title exceptions. The existence of any such liens or encumbrances shall not be deemed objections to title if the Sellers shall comply with the foregoing requirements.
Section 8.4    Inability to Convey. Except as expressly set forth in Section 8.6, nothing contained in this Agreement shall be deemed to require the Sellers to take or bring any action or proceeding or any other steps to remove any title exception or to expend any moneys therefor, nor shall the Buyer have any right of action against the Sellers, at law or in equity, for the Seller’s inability to convey title to the Properties subject only to the Permitted Exceptions.
Section 8.5    Rights in Respect of Inability to Convey. In the event that the Buyer delivers an Objection Notice to the Sellers as set forth in Section 8.2, the Sellers shall have the right, at the Sellers' sole election, to either (a) take such action as the Sellers shall deem advisable to discharge each such title exception specified in the Objection Notice which is not a Permitted Exception (each such exception, a "Title Objection") or (b) decline to take such action to discharge each Title Objection. The Sellers shall, within five (5) Business Days after receipt of any Objection Notice, deliver a response to the Buyer specifying all Title Objections which the Sellers shall attempt to cure or discharge or elect not to cure or discharge (“Title Response Notice”). If the Sellers shall fail to respond to any Objection Notice within five (5) Business Days after receipt of such Objection Notice, then the Sellers shall be deemed to have declined to take any action to discharge such Title Objections. Notwithstanding anything to the contrary contained in this Agreement, Seller, in its sole discretion, shall have the right to adjourn the Closing for a period not to exceed fifteen (15) days, in order to undertake to cure or satisfy any particular objection(s) raised by Buyer in the Objection Notice, provided, however, that Seller shall notify Buyer, in writing, within 15 days prior to the scheduled Closing Date (or to the extent an Objection Notice is not received until a date which is later than 15 days prior to the scheduled Closing Date, within, two (2) Business Days of receipt of such Objection Notice, but in no event later than two (2) Business Days prior to the Closing Date) of its election to so adjourn the Closing. In the event (a) the Sellers shall decline to take action (or shall be deemed to have declined to take action) to discharge such Title Objection or (b) the Sellers fail to discharge each Title Objection in the time period specified in this Section 8.5, the Buyer shall have the right, at its sole election, by written notice to Seller on or prior to the Closing, either (i) waive its objections hereunder and proceed with the transaction pursuant to the remaining terms and conditions of this Agreement, without any reduction in the Gross Asset Value or (ii) exclude the applicable Property or Properties so impacted by a Title Objection from this transaction pursuant to Section 13.3(c) hereof. If Buyer fails to so give Seller notice of its election within the timeframe required therefor, Buyer shall be deemed to have elected the option contained in subpart (i) above. If Seller does so reasonably cure or satisfy, or undertake to reasonably cure or satisfy, such objection to the satisfaction of Buyer, then this Agreement shall continue in full force and effect. Buyer shall have the right at any time to waive any objections that it may have made and, thereby, to preserve this Agreement in full force and effect To the extent one or more Properties are excluded from this transaction pursuant to this Section 8.5, such affected Property shall be removed from the Assets to be sold hereunder, all references to such Property and the Asset-Related Property related thereto in this Agreement shall be deemed deleted and the Gross Asset Value shall be reduced by an amount equal to the Allocated Asset Value for each such affected Property. Upon termination of this Agreement pursuant to this Section 8.5 together with Section 13.3(c), (x) to the extent the Earnest Money is in the form of immediately available wired funds, such funds shall be promptly refunded to the Buyer and to the extent the Earnest Money is in the form of a letter of credit, such letter of credit shall be promptly returned to the Buyer and (y) neither party shall have any further rights or obligations hereunder other than those which expressly survive the termination of this Agreement or as otherwise provided in this Agreement (including, without limitation Section 13.2(c)). The provisions of this Section 8.5 shall be subject to the Sellers’ and the Buyer’s rights and obligations with respect to Voluntary Title Exceptions and Monetary Title Exceptions as set forth in Section 8.6. Buyer’s right to exclude any Property pursuant to the provisions of this Section 8.5, Section 8.6, Section 7.1, Section 9.2 and Section 13.3 shall be subject to Section 13.3(c).
Section 8.6    Voluntary Title Exceptions; Monetary Title Exceptions. If any of the Title Objections are Voluntary Title Exceptions or Monetary Title Exceptions, then the Sellers shall be obligated to discharge all such Voluntary Title Exceptions and Monetary Title Exceptions on or prior to Closing; provided, however, that the maximum amount which the Sellers shall be required to expend in the aggregate in connection with the removal of Monetary Title Exceptions (which are not Voluntary Title Exceptions) shall be $5,000,000.00. The Sellers shall be entitled to one or more adjournments of the Closing Date not to exceed 15 days in the aggregate (inclusive of any adjournments made by the Sellers pursuant to Section 8.5 hereof) to discharge all Voluntary Title Exceptions and Monetary Title Exceptions, other than those Voluntary Title Exceptions that evidence or relate to the Sellers Other Loans. In the event the Buyer notifies the Sellers of one or more Monetary Title Exceptions which individually or in the aggregate would require the Sellers to expend more than $5,000,000 to remove, then the Sellers shall not be required to cause such Monetary Title Exception(s) to be removed and the Buyer may elect to (i) accept title to the Properties subject to such Monetary Title Exception(s) at Closing, at which time the Buyer shall receive a credit against the Gross Asset Value in the amount of $5,000,000, (ii) to terminate this Agreement and receive a refund of the Earnest Money, and in the event of such termination neither party shall have any further rights or obligations hereunder other than those which expressly survive the termination of this Agreement (including, without limitation, Section 13.2(c)) or (iii) exclude the applicable Property or Properties so impacted by such Voluntary Title Exception or Monetary Title Exception from this transaction. To the extent one or more Properties are excluded from this transaction pursuant to the immediately preceding sentence, such affected Property shall be removed from the Assets to be sold hereunder, all references to such Property and the Asset-Related Property related thereto in this Agreement shall be deemed deleted and the Gross Asset Value shall be reduced by an amount equal to the Allocated Asset Value for each such affected Property.
Section 8.7    Buyer’s Right to Accept Title. Notwithstanding the foregoing provisions of this Article VIII, the Buyer may, by notice given to the Sellers at any time prior to the Closing Date (as it may have been adjourned by the Sellers pursuant to this Article VIII), elect to accept such title as the Sellers can convey, notwithstanding the existence of any title exceptions which are not Permitted Exceptions. In such event, this Agreement shall remain in effect and the parties shall proceed to Closing but, the Buyer shall not be entitled to any abatement of the Gross Asset Value, any credit or allowance of any kind or any claim or right of action against the Sellers for damages or otherwise by reason of the existence of any title exceptions which are not Permitted Exceptions.
Section 8.8    Cooperation. The Buyer and the Sellers shall cooperate with the Title Company in connection with obtaining title insurance insuring title to each Property subject only to the relevant Permitted Exceptions. In furtherance and not in limitation of the foregoing, at or prior to the Closing, the Buyer and the Sellers shall deliver to the Title Company such affidavits, certificates and other instruments as are reasonably requested by the Title Company and customarily furnished in connection with the issuance of owner’s policies of title insurance, including, without limitation, (i) evidence sufficient to establish (x) the legal existence of the Buyer and the Sellers and (y) the authority of the respective signatories of the Sellers and the Buyer to bind the Sellers and the Buyer, as the case may be, (ii) a certificate of good standing of each Seller, (iii) if applicable, a partnership affidavit pursuant to Section 689.045, of the Florida Statutes, and (iv) a title affidavit in the form of Exhibit P with such other reasonable additions thereto as may be requested by the Title Company.
ARTICLE IX
TRANSACTION COSTS; RISK OF LOSS
Section 9.1    Transaction Costs. The Buyer and the Sellers agree to comply with all real estate transfer tax laws applicable to the sale of the Assets. At Closing, the real property transfer taxes, deed stamps, conveyance taxes, recordation, documentary stamp taxes and other taxes or charges and recording charges, in each case payable as a result of the transactions contemplated herein or the conveyance of a Property to the Buyer pursuant to this Agreement shall be paid in accordance with the custom of the state, county and city in which such Property is located. The Sellers shall pay $250,000.00 towards all title insurance premiums for the title policies for the Properties and shall pay for the survey costs for the Properties located in Illinois, Minnesota and Ohio. Buyer shall pay all other title insurance premiums and the costs for surveys of the Properties in Georgia, Florida and Texas. In addition to the foregoing and their respective apportionment obligations hereunder, (a) the Sellers and the Buyer shall each be responsible for (i) the payment of the costs of their respective legal counsel, advisors and other professionals employed thereby in connection with the sale of the Assets and (ii) one-half of the fees and expenses of the Escrow Agent and Earnest Money Escrow Agent, (b) the Buyer shall be responsible for all costs and expenses associated with the Buyer’s due diligence and loan assumption fees, costs and expenses relating to the assumption of the Third Party Loans and (c) the Sellers shall be responsible for any costs (including third-party lender costs) associated with obtaining payoffs or substitutions of any debt encumbering the Properties not assumed by Buyer. Each party to this Agreement shall indemnify the other parties and their respective successors and assigns from and against any and all loss, damage, cost, charge, liability or expense (including court costs and reasonable attorneys’ fees) which such other party may sustain or incur as a result of the failure of either party to timely pay any of the aforementioned taxes, fees or other charges for which it has assumed responsibility under this Section 9.1.
Section 9.2    Risk of Loss.
(a)    If, on or before the Closing Date, any “material portion” of a Property shall be (i) damaged or destroyed by fire or other casualty or (ii) taken as a result of any condemnation or eminent domain proceeding, the Sellers shall promptly notify the Buyer, and the Buyer may either at or prior to the Closing, in its sole discretion:
(i)    terminate this Agreement as to the affected Property only and consummate the Closing as to the other Properties, in which event the Sellers will credit against the Gross Asset Value an amount equal to the Allocated Asset Value of the affected Property; or
(ii)    consummate the Closing as to all Properties, in which event the Sellers will credit against the Cash Consideration Amount payable by the Buyer at the Closing an amount equal to the sum of (x) the net proceeds, if any, received by the Sellers from such casualty or condemnation and (y) the applicable deductible, if any, with respect to such casualty. If as of the Closing Date, the Sellers have not received any such insurance or condemnation proceeds, then the parties shall nevertheless consummate on the Closing Date the conveyance of the Assets (without any deduction for such insurance or condemnation proceeds) and the Sellers will at Closing assign to the Buyer all rights of the Sellers, if any, to the insurance or condemnation proceeds and to all other rights or claims arising out of or in connection with such casualty or condemnation.
(b)    For purposes of this Section 9.2, a “material portion” with respect to an individual Property shall mean any portion which materially and adversely affects access to any Property, otherwise materially and adversely impacts the operation of the Property, or which the cost to repair or restore will be equal to or in excess of the lesser of (i) 50% of the Allocated Asset Value of such Property or (ii) $10,000,000.00. Buyer’s right to exclude any Property pursuant to this Section 9.2, Section 7.1, Section 8.5, Section 8.6, Section 13.3 and Section 14.29 shall be subject to Section 13.3(c).
ARTICLE X
ADJUSTMENTS PROPOSED
The prorations and payments provided for in this Article X shall be made at Closing on a cash basis and set forth on the Closing Statement, which shall be prepared by Seller and submitted to Buyer for its review and approval at least three (3) Business Days prior to the Closing. The following shall be prorated between Seller and Buyer as of the Closing Date (on the basis of the actual number of days elapsed over the applicable period) and shall be added to (if such net amount is in Seller’s favor) or deducted from (if such net amount is in the Buyer’s favor) the Gross Asset Value at Closing, with Buyer being deemed to be the owner of the Property starting at 12:00 A.M. on the Closing Date and being entitled to receive all operating income of the Property, and being obligated to pay all operating expenses of the Property, with respect to the Closing Date:
Section 10.1    Taxes.
All real estate taxes affecting the Property (collectively, "Tax") shall be prorated between Buyer and Seller on a Cash Basis. As of the Closing Date, if the Tax bill is not available for the year of Closing, the proration of Tax shall be based upon the most recently issued Tax bill. Promptly after the new Tax bill is issued, the Tax shall be reprorated pursuant to Section 10.12 below, and any discrepancy resulting from such reproration and any errors shall be promptly corrected by the parties. Notwithstanding the foregoing, if Tenants pay Tax directly to the taxing authority, the portion of the Tax paid directly by the Tenant to the taxing authority shall not be prorated. Buyer shall pay all Tax due and payable after Closing and reconciliations with Tenants shall be responsibility of Buyer post-Closing pursuant to Sections 10.2 and 10.12 below. In no event shall Seller be charged with or be responsible for any increase in the Tax on the Property resulting from the sale of the Property or from any improvements made or leases entered into on or after the Closing Date. As used herein, the term “Cash Basis” shall refer to proration of Tax based on the tax bills that have been or will be issued during the year of Closing, regardless of when such Tax accrue or the assessment period of the Tax.
(i)    Prepaid Tax. If any portion of any assessments against the Property other than Tax that are paid by Seller with respect to the Property at or prior to the Closing, determined on a cash (rather than accrual) basis, relate to any time including or after the Closing Date, Buyer shall pay to Seller at the Closing the amount of such other assessments paid prorated for the number of days, from, including and after the Closing.
(ii)    Intentionally Omitted.
(iii)    Installments. To the extent that Tax includes special assessments or installments of special assessments, for the purpose of this Section 10.1 Seller's prorated portion of such assessments shall be determined assuming payment over the longest period of time permitted by the applicable taxing authorities.

Section 10.2    Fixed Rents, Additional Rents and Security Deposits.
(a)    All fixed rents (“Fixed Rents”) and Additional Rents (as hereinafter defined and together with the Fixed Rents, collectively, the “Rents”) under the Leases, security deposits (except as hereinafter provided) and other tenant charges shall be prorated on a Cash Basis. Seller shall deliver or provide a credit in an amount equal to all prepaid Rents for periods after the Closing Date and all refundable cash security deposits (to the extent the foregoing were made by tenants under the Leases and are not applied or forfeited prior to the Closing) to Buyer on the Closing Date. Seller shall also transfer to Buyer any security deposits that are held in the form of letters of credit (the “SD Letters of Credit”) if the same are transferable, at Seller’s cost

(including Seller’s payment of any third party transfer fees and expenses); if any of the SD Letters of Credit is not transferable, Seller shall request the tenants obligated under such SD Letters of Credit to cause new letters of credit to be issued in favor of Buyer in replacement thereof and in the event such a new letter of credit is not issued in favor of Buyer by Closing, Buyer shall pursue such replacement after Closing and Seller shall take all reasonable action, as directed by Buyer and at Seller’s expense, in connection with the presentment of such SD Letters of Credit for payment as permitted under the terms of the applicable Lease. Rents that are delinquent (or payable but unpaid) as of the Closing Date shall not be prorated on the Closing Date. Any Rents collected by the Buyer or the Sellers after the Closing from any Tenant who owes Rents for periods prior to the Closing, shall be applied (i) first, in payment of Rents owed by such Tenant for the month in which the Closing occurs, (ii) second, in payment of current rentals at the time of receipt, (iii) third, to delinquent rentals, if any, which became due after the Closing, and (iv) then to delinquent rentals, if any, which became due and payable prior to the Closing; provided, however, that any year-end or similar reconciliation payment shall be allocated as hereinafter provided. The Buyer shall bill Tenants who owe Rents for periods prior to the Closing on a monthly basis following the Closing and use commercially reasonable efforts to attempt to collect such past due Rents, but shall not be obligated to engage a collection agency or take legal action to collect such amount. For the purposes of this provision, the term “Additional Rent(s)” shall mean amounts payable under any Lease for (i) the payment of additional rent based upon a percentage of the tenant’s business during a specified annual or other period (sometimes referred to as “percentage rent”), (ii) so-called common area maintenance or “CAM” charges, and (iii) so called “escalation rent” or additional rent based upon such tenant's allocable share of insurance, real estate taxes or operating expenses or labor costs or cost of living or porter’s wages or otherwise.
(b)    Additional Rent shall be determined in accordance with the Leases, including without limitation any Lease provisions that provide for the adjustment of Additional Rent based on occupancy changes (i.e., “gross-up” provisions). In addition, to the extent that a Lease provides for base year amounts or “stops” for operating expenses or taxes, such base year and “stop” amounts shall be prorated in determining Additional Rent with respect to such Lease. Seller’s “share” of Additional Rent for the calendar year in which Closing occurs (the “Closing Year”) shall be determined in accordance with Section 10.2(c)) hereof. Notwithstanding the foregoing, there shall be no proration of any such Additional Rent that is delinquent as of Closing. The Buyer shall bill Tenants who owe Rents for periods prior to the Closing on a monthly basis following the Closing and use commercially reasonable efforts to attempt to collect such past due Rents, but shall not be obligated to engage a collection agency or take legal action to collect such amount.
(c)    In order to enable Buyer to make any year-end reconciliations of tenant reimbursements of Additional Rent for the Closing Year after the end thereof, Seller shall determine in accordance with Section 10.2(b) hereof the Additional Rent actually paid or incurred, or to be paid or incurred, by Seller for the portion of the Closing Year during which Seller owned the Property (the portion of such Additional Rent corresponding to Seller’s period of ownership, the “Sellers’ Actual Reimbursable Tenant Expenses”) and the tenant reimbursements for such Additional Rent actually paid or to be paid by tenants for the Closing Year during which Seller owned the Property ( the portion of such reimbursements for Additional Rent corresponding to Seller’s Period of Ownership, the “Sellers’ Actual Tenant

Reimbursements”). On or before the date that is sixty (60) days after the Closing Date, Seller shall deliver to Buyer a reconciliation statement (“Sellers’ Reconciliation Statement”) with all supporting tenant calculations, electronic workbooks and any other relevant or related support documentation setting forth (i) Sellers’ Actual Reimbursable Tenant Expenses, (ii) Sellers’ Actual Tenant Reimbursements, and (iii) a calculation of the difference between the two (i.e., establishing that Sellers’ Actual Reimbursable Tenant Expenses were either more or less than Sellers’ Actual Tenant Reimbursements). Any amount due Seller pursuant to the foregoing calculation (in the event Sellers’ Actual Tenant Reimbursements are less than Sellers’ Actual Reimbursable Tenant Expenses) shall be remitted to Seller promptly upon receipt by Buyer of such amounts from the applicable Tenant. In the event Sellers’ Actual Tenant Reimbursements as disclosed on Seller’s Reconciliation Statement are more than Sellers’ Actual Reimbursable Tenant Expenses, then Seller shall pay such amounts to Buyer within thirty (30) days after delivery of Sellers’ Reconciliation Statement to Buyer and, upon receipt of such payment, Buyer shall be responsible for the refund to Tenants of any overpayments in accordance with their Leases.
(d)    Seller and Buyer acknowledge that payments by Tenants of Additional Rent may be subject to audit by Tenants in accordance with the terms of their Leases (“Tenant Audits”). With respect to any Tenant Audit pending as of the Closing Date or initiated within two (2) years after the Closing Date and applicable, in whole or in part to the Seller’s period of ownership, Seller agrees that (i) Seller shall reasonably cooperate with Buyer in responding to information requests made in connection therewith, and (ii) Seller shall be responsible for the defense and payment of any claim resulting therefrom and based upon claimed overpayments received by Seller. Seller’s obligations under this Section 10.2(d) shall not be subject to the time limitations set forth in Section 10.13(b) or 10.13(c) hereof.
(e)    If Buyer has transferred its interest in the Property to a successor-in-interest or assignee prior to such date, then, on or before the transfer of its interest in the Property, Buyer shall (i) in writing expressly obligate such successor-in-interest or assignee to be bound by the provisions of this Section, and (ii) deliver written notice of such transfer to Seller, and thereafter Seller shall make the deliveries specified above to Buyer’s successor-in-interest or assignee.
Section 10.3    Water and Sewer Charges. Water rates, water meter charges, sewer rents and vault charges, if any (other than any such charges, rates or rents which are payable by Tenants of the Property pursuant to such Tenants’ Leases, for which no adjustment shall be made), shall be adjusted and prorated on the basis of the fiscal period for which assessed. If there is a water meter, or meters, on the Property, the Sellers agrees that they shall at the Closing furnish a reading of same to a date not more than 30 days prior to the Closing and the unfixed meter charges and the unfixed sewer rent thereon for the time intervening from the date of the last reading shall be apportioned on the basis of such last reading, and shall be appropriately readjusted after the Closing on the basis of the next subsequent bills.
Section 10.4    Utility Charges. Gas, steam, electricity and other public utility charges (other than any such charges which are payable by Tenants of the Property pursuant to such Tenants’ Leases, for which no adjustment will be made) will be paid by the Sellers to the utility company through the Closing Date and by Buyer after the Closing Date. The Sellers shall use commercially reasonable efforts to arrange for a final reading of all utility meters (covering gas, water, steam and electricity) as of the Closing, except meters the charges of which are payable by Tenants of the Property pursuant to such Tenants’ Leases directly to such utility company. The Sellers and the Buyer shall jointly execute a letter to each of such utility companies advising such utility companies of the termination of the Sellers’ responsibility for such charges for utilities furnished to the Property as of the date of the Closing and commencement of the Buyer’s responsibilities therefor from and after such date. Buyer shall arrange for such service to be placed in Buyer’s name after Closing. If a bill is obtained from any such utility company as of the Closing, the Sellers shall pay such bill on or before the Closing. If such bill shall not have been obtained on or before the Closing, the Sellers shall, upon receipt of such bill, pay all such utility charges as evidenced by such bill or bills pertaining to the period prior to the Closing, and the Buyer shall pay all such utility charges pertaining to the period thereafter. Any bill which shall be rendered which shall cover a period both before and after the date of Closing shall be apportioned between the Buyer and the Sellers as of the Closing.
Section 10.5    Contracts. Charges and payments under all Assumed Contracts shall be prorated on a Cash Basis through the Closing Date.
Section 10.6    Miscellaneous Revenues. Revenues, if any, arising out of telephone booths, vending machines, parking, or other income producing agreements shall be prorated on a Cash Basis through the Closing Date.
Section 10.7    Leasing Costs. Seller shall be responsible for all Leasing Costs that are payable by reason of the execution of an “Existing Lease” (i.e., a Lease existing as of the Effective Date) prior to October 14, 2011, (ii) the renewal, extension, expansion of, or the exercise of any other option under, an Existing Lease, prior to October 14, 2011, and (iii) amendments of an Existing Lease entered into prior to October 14, 2011. If the Closing occurs, Buyer and Seller shall be responsible for (A) all Leasing Costs (including commissions to Seller’s in-house leasing agents that are customary arms-length terms that would otherwise be negotiated with a third-party leasing agent) that become due and payable as a result of (1) any New Leases, (2) amendments entered into during the Escrow Period in accordance with this Agreement to renew, extend, expand or otherwise amend Existing Leases or New Leases, or (3) any renewals, extensions, expansions or, of the exercise of any other option under, Existing Leases or New Leases exercised by tenants during the Escrow Period, in each case prorated to reflect Buyer and Seller’s period of ownership; and (B) all Leasing Costs as a result of renewals, extensions, expansions, or the exercise of any other option, occurring on or after the Closing Date of Existing Leases or New Leases prorated to reflect Buyer and Seller’s period of ownership. Notwithstanding anything to the contrary herein, to the extent Buyer has been presented with and has approved all of the business terms and the final execution versions or executed versions of the lease documents and leasing commission agreements relating to the proposed new Leases set forth on Schedule 10.7, the Buyer agrees to be responsible for all Leasing Costs associated therewith. In addition, Buyer shall assume the economic effect of any “free rent” or other concessions pertaining to the period from and after the Closing. If, as of the Closing Date, Seller shall have paid any Leasing Costs for which Buyer is responsible pursuant to the foregoing provisions, Buyer shall reimburse Seller therefore at Closing. Seller shall pay (or cause to be paid), prior to Closing, or credit Buyer at Closing (to the extent unpaid) all Leasing

Costs for which Seller is responsible pursuant to the foregoing provisions, and (subject to the reimbursement obligations set forth above), Seller shall pay (or cause to be paid) when due all Leasing Costs payable after the date of this Agreement and prior to Closing. Notwithstanding anything to the contrary, (a) Buyer shall receive a credit at closing for any unfunded contractual Leasing Costs and (b) Buyer shall not be responsible for any leasing commissions or brokerage fees which become due and payable after the Closing pursuant to any leasing or brokerage agreement relating to the Properties, including the Leasing and Brokerage Agreements, except as specifically set forth in Section 3.3(h)(ii). For purposes hereof, the term “Escrow Period”) shall mean the period from October 14, 2011 until the Closing Date. Seller shall deliver to Buyer all Lease Termination Payments received by or on behalf of Seller. Buyer acknowledges approval of the Leases referenced on Schedule 3.3(h)(ii).
Section 10.8    Owner’s Association Assessments.
If the Property is located in a business park which is governed by an Owners' Association, and the association charges assessments with respect to the Property, then at the Closing (a) if such charges are payable after the Closing Date for a period before the Closing Date, Seller shall pay to Buyer an amount equal to the amount of such charges allocated to the period before the Closing Date, prorated on a per diem basis, and (b) if such charges were paid before the Closing Date for a period from and after the Closing Date, Buyer shall pay to Seller an amount equal to the amount of such charges reasonably allocated to the period from, including and after the Closing Date, prorated on a per diem basis.
Section 10.9    Other. If applicable, the Gross Asset Value shall be adjusted at the Closing to reflect the adjustment of any other item which, under the explicit terms of this Agreement, is to be apportioned at Closing.
Section 10.10    Third Party Loans. The Sellers shall assign to Buyer at the Closing and receive a credit from the Buyer for the Sellers' right, title and interest in and to any cash reserves or escrow accounts held by the holders of the Third Party Loans in connection with the Third Party Loans. Accrued interest payments, principal payments and all other payments that have accrued under the Third Party Loans shall be prorated based on periods of ownership.
Section 10.11    Intentionally Omitted.
Section 10.12    General.
Any other items of operating income or operating expense that are customarily apportioned between the parties in real estate closings of comparable commercial properties in the metropolitan area where the Property is located, as applicable; however, there will be no prorations for insurance premiums or payroll (because Buyer is not acquiring or assuming Sellers’ insurance or employment payroll obligations).
Section 10.13    Re-Adjustment.
(a)    In the event any prorations or apportionments made under this Article X shall prove to be incorrect for any reason, then any party shall be entitled to an adjustment to correct the same. Any item that cannot be finally prorated because of the unavailability of information shall be tentatively prorated on the basis of the best data then available and reprorated when the information is available.
(b)    Notwithstanding anything to the contrary set forth herein, all reprorations contemplated by this Agreement shall be completed within one (1) year after Closing (subject to extension solely as necessary due to the unavailability of final information but in no event to exceed eighteen (18) months after Closing).
(c)    The obligations of Seller and Buyer under this Article X shall survive the Closing for two (2) years.
ARTICLE XI
SURVIVAL OF OBLIGATIONS; LIABILITY
Section 11.1    Survival of Obligations; Liability of Sellers. The Sellers hereby confirm and agree that each of the representations and warranties and the covenants of each of the Sellers set forth in or made pursuant to and in accordance with this Agreement or in any Closing Document (the “Seller Surviving Representations and Covenants”) shall, subject to Section 11.4 below, survive the Closing Date and shall not be deemed to be merged into any instrument of conveyance delivered at the Closing. From and after the Closing Date, subject to the provisions of Section 11.3 below, each of Buyer, its affiliates, members and partners, and the partners, shareholders, officers, directors, employees, representatives and agents of each of the foregoing (collectively, “Buyer-Related Entities”) shall have the right to claim against Sellers for all costs, fees, expenses, damages, deficiencies, interest and penalties (including, without limitation, reasonable attorneys’ fees and disbursements) suffered or incurred by any such Buyer Related Entity in connection with any and all losses, liabilities, claims, damages and expenses (“Losses”), arising out of, or in any way relating to the Seller Surviving Representation and Covenants as provided in this Section 11.1. In addition, from and after the Closing Date, Seller shall indemnify and hold harmless each Buyer-Related Entity for all Losses arising out of, or in any way relating to the WARN Act or similar laws with respect to any employees or former employees of Seller who are hired by Buyer (the “WARN Act Indemnification”), it being understood that this WARN Act Indemnification shall survive Closing.

Section 11.2    Liability of Buyer. The Buyer hereby confirms and agrees that each of the representations and warranties of the Buyer set forth in or made pursuant to and in accordance with this Agreement or in any Closing Document (the “Buyer Surviving Representations and Covenants”) shall survive the Closing Date and shall not be deemed to be merged into any instrument of conveyance delivered at the Closing. From and after the Closing Date, each of Seller and the Seller Related Entities shall have the right to claim against Buyer for all costs, fees, expenses, damages, deficiencies, interest and penalties (including, without limitation, reasonable attorneys’ fees and disbursements) suffered or incurred by any such Seller Related Entity in connection with any and all losses, liabilities, claims, damages and expenses (“Losses”), arising out of, or in any way relating to the Buyer Surviving Representation and

Covenants as provided in this Section 11.1.
Section 11.3    Cap on Liability.
Notwithstanding anything to the contrary contained in this Agreement or in any Closing Document, the aggregate liability of Sellers for Losses arising pursuant to or in connection with the representations, warranties, indemnifications, covenants or other obligations (whether express or implied) of Seller under this Agreement (or in any Closing Document) shall not exceed $50,000,000 (the “Cap”), however, Buyer shall not make any claims for Losses in connection with the representations, warranties, indemnifications, covenants or other obligations (whether express or implied) of Seller under this Agreement unless such claims in the aggregate exceed $50,000.00 (the “Basket”). Notwithstanding anything to the contrary contained herein, the Basket and Cap limitations set forth herein shall not apply to (i) Losses suffered or incurred as a result of any breaches of the covenants and obligations of Seller set forth in Article X, Article XII, Section 9.1 and Section 14.3 of this Agreement or (ii) the WARN Act Indemnification.
Section 11.4    Survival. The representations, warranties and covenants contained in this Agreement and the Closing Documents shall survive for a period of two (2) years after the Closing, unless a longer or shorter survival period is expressly provided for in this Agreement.
ARTICLE XII
TAX CERTIORARI PROCEEDINGS
Section 12.1    Prosecution and Settlement of Proceedings. If any tax reduction proceedings in respect of any Property, relating to any fiscal years ending prior to the fiscal year in which the Closing occurs, are pending at the time of the Closing, the relevant Seller reserves and shall have the right to continue to prosecute and/or settle the same. If any tax reduction proceedings in respect of any Property, relating to the fiscal year in which the Closing occurs, are pending at the time of Closing, then the relevant Seller reserves and shall have the right to continue to prosecute and/or settle the same; provided, however, that such Seller shall not settle any such proceeding without the Buyer’s prior written consent, which consent shall not be unreasonably withheld or delayed. The Buyer shall reasonably cooperate with such Seller in connection with the prosecution of any such tax reduction proceedings.
Section 12.2    Application of Refunds or Savings. Any refunds or savings in the payment of taxes resulting from such tax reduction proceedings shall be applied first to reimburse the parties for their reasonable third-party out of pocket costs and expenses in prosecuting such proceedings. Remaining refunds or savings shall belong to and be the property of the Sellers if relating to taxes payable in years prior to the Closing year and shall be allocated between the parties based on their periods of ownership is relating to taxes payable in the Closing year. Notwithstanding the foregoing, if any refund related to the Closing year or any prior year creates an obligation to reimburse any Tenants under Leases for any rents or additional rents paid or to be paid, that portion of such refund equal to the amount of such required reimbursement (after deduction of allocable expenses as may be provided in the Lease to such tenant), then (a) if such refund is received by Seller, Seller shall, subject to Buyer’ reasonable approval of Seller’s calculations, pay Buyer the aggregate amount of such reimbursement obligation for disbursement to such Tenants, and (b) if such refund is received by Buyer, Buyer shall pay the full amount of such refund to Seller to be allocated and disbursed as set forth above. All attorneys’ fees and other expenses incurred in obtaining such refunds or savings (except to the extent paid directly by and reimbursable to Seller or Buyer set forth above) shall be apportioned between the Sellers and the Buyer in proportion to the gross amount of such refunds or savings payable to the Sellers and the Buyer, respectively (without regard to any amounts reimbursable to Tenants); provided, however, that neither the Sellers nor the Buyer shall have any liability for any such fees or expenses in excess of the refund or savings paid to such party unless such party initiated such proceeding..
Section 12.3    Survival. The provisions of this Article XII shall survive the Closing.
ARTICLE XIII
DEFAULT
Section 13.1    Buyer Default.
(a)    This Agreement may be terminated by the Sellers prior to the Closing if the Closing does not occur by reason of a material breach or default by the Buyer in the performance of its obligation to purchase the Assets under this Agreement (including, without limitation, Buyer’s failure to comply with the requirements of Section 6.1)).
(b)    In the event this Agreement is terminated pursuant to subsection 13.1(a), this Agreement shall be null and void and of no further force or effect and neither party shall have any rights or obligations against or to the other except (i) for those provisions hereof which by their terms expressly survive the termination of this Agreement and (ii) as set forth in subsection 13.1(c).
(c)    In the event the Sellers terminate this Agreement pursuant to Section 13.1(a), the Earnest Money Escrow Agent shall (i) to the extent the Earnest Money is held in the form of immediately available wired funds, immediately disburse the Earnest Money to the Sellers or (ii) to the extent the Earnest Money is held in the form of a letter of credit, Earnest Money Escrow Agent shall deliver the letter of credit to Seller and Seller shall make a drawing upon such receipt of the letter of credit, and upon such disbursement the Sellers and the Buyer shall have no further obligations under this Agreement, except those which expressly survive such termination. The Buyer and the Sellers hereby acknowledge and agree that it would be impractical and/or extremely difficult to fix or establish the actual damage sustained by Sellers as a result of a default by the Buyer, and agree that the Earnest Money is a reasonable approximation thereof. Accordingly, the Earnest Money shall constitute and be deemed to be the agreed and liquidated damages of the Sellers, and shall be paid by the Earnest Money Escrow Agent to the Sellers as the Sellers’ sole and exclusive remedy hereunder.
Section 13.2    Seller Default. This Agreement may be terminated by the Buyer prior to Closing if (i) any of the conditions precedent to Buyer’s obligations set forth in Section

5.2 have not been satisfied or waived by the Buyer on or prior to the Closing Date and such failure to satisfy the conditions precedent relate to either (1) Properties with an aggregate Allocated Asset Value of $75,000,000.00 or more or (ii) Sellers owning Properties in excess of an aggregate Allocated Asset Value of $75,000,000.00 or (iii) the Closing does not occur by reason of a material breach or default by the Seller in the performance of its obligations under this Agreement (including, without limitation, Seller’s failure to comply with the requirements of Section 5.2 or Section 6.2)). In lieu of terminating this Agreement pursuant to the preceding sentence, the Buyer may specifically enforce the terms and provisions of this Agreement (but if elected no other action, for damages or otherwise, shall be permitted); provided that any action by Buyer for specific performance must be filed, if at all, within forty-five (45) days of the Closing Date as may be extended, and the failure to file within such period shall constitute a waiver by Buyer of such right and remedy. If Buyer shall not have filed an action for specific performance within the aforementioned time period or so notified Seller of its election to terminate this Agreement, Buyer's sole remedy for Seller's default shall be to terminate this Agreement as set forth above, to receive its Earnest Money, and to be reimbursed for its expenses as set forth in Section 13.2(c).
(a)    Upon termination of this Agreement by the Buyer pursuant to subsection 13.2(a), as the Buyer’s sole and exclusive remedy upon such termination (except for the additional remedy provided in subsection 13.2(c) below), the Earnest Money Escrow Agent shall (i) to the extent the Earnest Money is in the form of immediately available wired funds, immediately disburse the Earnest Money to the Buyer, or (ii) to the extent the Earnest Money is in the form of a letter of credit immediately return such letter of credit to the Buyer, and upon such disbursement the Sellers and the Buyer shall have no further obligations under this Agreement, except those which expressly survive such termination (including those set forth in subsection 13.2(c)).
(b)    Notwithstanding the forgoing, in addition to terminating this Agreement and receiving the Earnest Money, the Buyer can seek reimbursement of its actual out-of-pocket expenses incurred in negotiating this Agreement and conducting due diligence activities contemplated hereunder and arranging for and documenting any financing including any lender commitment fees, if any, (not to exceed $10,000,000.00). This reimbursement shall not apply if Buyer succeeds in an action to cause specific performance. The provisions of this subsection 13.2(c) shall survive the termination of this Agreement.
Section 13.3    Material Defects Arising Prior to the Closing. In addition to the other rights and remedies Buyer has pursuant to this Agreement, including pursuant to Section 13.2 above, if prior to the Closing, with regard to any Asset:
(i)    any representation or warranty made by a Seller under Sections 3.1 or 3.2 shall prove not to be true and correct as of the date made or deemed made and the relevant Seller shall have failed or been unable to promptly cure the same in accordance with the provisions of this Agreement; or
(ii)    the relevant Seller shall be unable to perform in all material respects, the obligations required to be performed by the relevant Seller under this Agreement prior to or at the Closing, with respect to such Asset, including, without limitation, (A) conveying title to a Property in the condition required under Section 8.1, (B) satisfying the requirements of Section 5.2, or (C) satisfying the requirements of subparagraph 3.4(b)(i) as it relates to a Tenant Estoppel (or Lease Required Estoppel, as applicable) for each Property;
(any such event being referred to as an "Asset Specific Default"), then, prior to the Closing Date, the Buyer may elect, by notice to the Sellers (each a "Buyer Exclusion Notice"), to exclude such affected Asset from the Assets to be sold by the Sellers to the Buyer hereunder and thereafter such affected Asset shall be removed from the Assets to be sold hereunder, all references to such Assets in this Agreement shall be deemed deleted and the Gross Asset Value shall be reduced by an amount equal to the Allocated Asset Value for each such affected Asset.
(b)    Intentionally Omitted
(c)    In the event the aggregate amount of the Allocated Asset Value for the Assets removed from the terms of this Agreement or contemplated transactions pursuant to Sections 3.6, 7.1, 8.5, 8.6, 9.2, 13.3, 13.5 and/or 14.29 of this Agreement is equal to or in excess of $75,000,000, each of the Seller and the Buyer shall have a right to terminate this Agreement as to all Properties, in which event the Earnest Money Escrow Agent shall (i) to the extent the Earnest Money is in the form of immediately available wired funds, immediately disburse the Earnest Money to the Buyer, or (ii) to the extent the Earnest Money is in the form of a letter of credit immediately return such letter of credit to the Buyer, this Agreement shall be deemed terminated and neither party shall have any further rights or obligations to the other, except for those expressly stated to survive the termination of this Agreement (including, without limitation Section 13.2(c)). Nothing contained in this Section 13.3(c) shall in no way limit the other rights and remedies of Buyer pursuant to this Agreement including, pursuant to Section 13.2 above.
Section 13.4    Non-Assumption of Third Party Loans. If, with regard to any of the Third Party Loans, the relevant Seller shall be unable to obtain the consent of the holders of such Third Party Loan to the assumption of such Third Party Loan by the Buyer or the Buyer's designee, then Seller shall have the right in its sole discretion, but not the obligation, to repay at the Closing the outstanding principal amount of such Third Party Loans, together with all accrued interest thereon or to remove such Property from the definition of Properties and the Gross Asset Value shall be correspondingly reduced. Notwithstanding the foregoing, (i) Sellers shall have the right to adjourn the Closing Date for a period not to exceed fifteen (15) days in order to obtain the consent of the holders of the Third Party Loans to the assumption of such Third Party Loan by the Buyer, provided Sellers shall notify Buyer in writing no later than five (5) Business Days prior to the Closing Date of such election to adjourn and (ii) in the event Seller is unable to obtain the consent of the holders of such Third Party Loan, Seller elects not to repay the outstanding principal amount of such third Party Loans and title to the Property relating to such Third Party Loan is not conveyed to Buyer as a result, then Buyer shall reimburse Seller, upon written request, for any reasonable third-party out of pocket costs and expenses imposed by the Lender in connection with such Third Party Loan up to $500,000.00.
Section 13.5    Allianz Properties.
If, with regard to any of those certain Properties known as (i) Brookside I, (ii)

Brookside II or (iii) Preston Ridge IV (each an “Allianz Property” and collectively, the “Allianz Properties”) Seller is unable to obtain a release of such Allianz Property from the Allianz Loan and a release from the Liens encumbering such Allianz Property as security for the Allianz Loan, Seller shall have the right to remove such Allianz Property from the definition of Properties and the Gross Asset Value shall be correspondingly reduced. Notwithstanding the foregoing, Sellers shall have the right to adjourn the Closing Date for a period not to exceed twenty (20) days in order to obtain the release of such Allianz Property from the Allianz Loan and the Liens encumbering such Allianz Property as security for the Allianz Loan.

Section 13.6    Limitation on Liability.
(a)    No shareholder or agent of Seller, nor any Seller-Related Entities, shall have any personal liability, directly or indirectly, under or in connection with this Agreement or any agreement made or entered into under or pursuant to the provisions of this Agreement, or any amendment or amendments to any of the foregoing made at any time or times, heretofore or hereafter, and Buyer and its successors and assigns and, without limitation, all other persons and entities, shall look solely to Seller's assets for the payment of any claim or for any performance, and Buyer, on behalf of itself and its successors and assigns, hereby waives any and all such personal liability.
(b)    The provisions of this Section 13.6 shall survive the Closing or sooner termination of this Agreement.

ARTICLE XIV
MISCELLANEOUS
Section 14.1    Use of Duke Name. The Buyer hereby acknowledges and agrees that neither the Buyer nor any affiliate, successor, assignee or designee of the Buyer shall be entitled to use the name “Duke Realty” or any Seller’s name in any way whatsoever, except to the extent permitted under this Agreement.
Section 14.2    Joint and Several Liability. Each Seller who is a party as a Seller to this Agreement ("Seller Party") shall be jointly and severally liable for all of the obligations and liabilities of Seller (and each other Seller) under this Agreement. Without limiting the generality of the foregoing, (i) each reference herein to Seller shall also be deemed to refer to each Seller Party, (ii) references in this Agreement to the phrase “received by Seller” (or words of similar import) shall mean received by any Seller Party, (iii) references in this Agreement to the phrase “given by Seller” (or words of similar import) shall mean given by any Seller Party, and (iv) references in this Agreement to the phrase “in the possession of Seller” (or words of similar import) shall mean the possession of any Seller Party. Each Seller Party hereby irrevocably appoints Duke Realty Limited Partnership (the “Seller Agent”) to act as an agent for Seller (and for each Seller Party individually) in connection with all actions to be taken by Seller and/or a Seller Party in connection with this Agreement (including, without limitation, giving and receiving notices, granting or denying of consents, and accepting payments to be made to Seller under this Agreement). Accordingly (and without limiting the generality of the foregoing),

(i) if Buyer pays any amounts in connection with this Agreement to the Seller Agent (including the Cash Consideration Amount), then the same shall be deemed duly paid to Seller (and thus to all of the Seller Parties) for all purposes of this Agreement; (ii) any consent, approval or other notice given by the Seller Agent to Buyer shall be deemed to have been given by, and shall be binding on, Seller (and thus all of the Seller Parties) for all purposes of this Agreement, and Buyer shall have the right to rely on any such consent, approval or other notice so given; (iii) any notice given by Buyer to the Seller Agent shall be deemed to have been given to Seller (and thus all of the Seller Parties) for all purposes of this Agreement; and (iv) each Seller Party hereby irrevocably appoints the Seller Agent as the agent for the service of process on Seller (and thus all of the Seller Parties). Notwithstanding the foregoing, Buyer may insist that any action (such as the execution of a deed or other closing documents) that is required to be taken by Seller or any individual Seller Party pursuant to this Agreement actually be taken by Seller (and thus all of the Seller Parties) or such individual Seller Party, as the case may be (rather than by the Seller Agent acting as agent therefor). The provisions of this Section 14.2 shall survive the Closing.
Section 14.3    Brokers.Each Seller represents and warrants to the Buyer that it has dealt with no broker, salesman, finder or consultant other than Buyer’s Consultant with respect to this Agreement or the transactions contemplated hereby. Each Seller agrees to indemnify, protect, defend and hold the Buyer harmless from and against all claims, losses, damages, liabilities, costs, expenses (including reasonable attorneys’ fees and disbursements) and charges resulting from Sellers’ breach of the foregoing representation in this subsection 14.3(a). The provisions of this subsection 14.3 (a) shall survive the Closing and any termination of this Agreement.
(a)    The Buyer represents and warrants to the Sellers that it has dealt with no broker, salesman, finder or consultant, other than Lazard Freres (“Buyer’s Consultant”) with respect to this Agreement or the transactions contemplated hereby. The Buyers shall pay the Buyer’s Consultant those fees that may be owed to Buyer’s Consultant in connection with this transaction. The Buyer agrees to indemnify, protect, defend and hold the Sellers harmless from and against all claims, losses, damages, liabilities, costs, expenses (including reasonable attorneys’ fees and disbursements) and charges resulting from Buyer’s breach of the foregoing representation in this subsection 14.3(b). The provisions of this subsection 14.3(b) shall survive the Closing and any termination of this Agreement.
Section 14.4    Confidentiality; Press Release; IRS Reporting Requirements.The Buyer and the Sellers shall hold as confidential all information disclosed in connection with the transaction contemplated hereby in accordance with the Confidentiality Agreement executed by the parties in connection with this transaction.
(a)    The Sellers or the Buyer may issue a press release with respect to this Agreement and the transactions contemplated hereby, provided that the content of any such press release shall be subject to the prior written consent of the other party hereto if issued within six (6) months of the Closing Date.
(b)    For the purpose of complying with any information reporting requirements or other rules and regulations of the IRS that are or may become applicable as a result of or in connection with the transaction contemplated by this Agreement, including, but not limited to, any requirements set forth in proposed Income Tax Regulation Section 1.6045-4 and any final or successor version thereof (collectively, the “IRS Reporting Requirements”), the Sellers and the Buyer hereby designate and appoint the Earnest Money Escrow Agent to act as the “Reporting Person” (as that term is defined in the IRS Reporting Requirements) to be responsible for complying with any IRS Reporting Requirements. The Earnest Money Escrow Agent hereby acknowledges and accepts such designation and appointment and agrees to fully comply with any IRS Reporting Requirements that are or may become applicable as a result of or in connection with the transaction contemplated by this Agreement. Without limiting the responsibility and obligations of the Earnest Money Escrow Agent as the Reporting Person, the Sellers and the Buyer hereby agree to comply with any provisions of the IRS Reporting Requirements that are not identified therein as the responsibility of the Reporting Person.
Section 14.5    Escrow Provisions.The Earnest Money Escrow Agent shall hold the Earnest Money, to the extent such Earnest Money is in the form of immediately available wired funds, in escrow in an interest-bearing bank account at First American Trust, FFB (the “Escrow Account”).
(a)    The Earnest Money Escrow Agent shall hold the Earnest Money in escrow in the Escrow Account until any termination of the Inspection Period pursuant to Section 7.3 hereof, the Closing or any other sooner termination of this Agreement and shall hold or apply such proceeds in accordance with the terms of this subsection 14.5(b). The Sellers and the Buyer understand that no interest is earned on the Earnest Money during the time it takes to transfer into and out of the Escrow Account. At Closing, the Earnest Money shall be paid by the Earnest Money Escrow Agent to, or at the direction of, the Sellers. If the Closing does not occur as a result of a termination of this Agreement pursuant to Section 7.3, the Earnest Money shall be returned to Buyer in accordance with Section 2.3 hereof. If the Closing does not occur for any other reason and either party makes a written demand upon the Earnest Money Escrow Agent for payment of such amount, the Earnest Money Escrow Agent shall, within 24 hours give written notice to the other party of such demand. If the Earnest Money Escrow Agent does not receive a written objection within three (3) Business Days after the giving of such notice, the Earnest Money Escrow Agent is hereby authorized to make such payment. If the Earnest Money Escrow Agent does receive such written objection within such three (3) Business Day period or if for any other reason the Earnest Money Escrow Agent in good faith shall elect not to make such payment, the Earnest Money Escrow Agent shall continue to hold such amount until otherwise directed by joint written instructions from the parties to this Agreement or a final judgment of a court of competent jurisdiction. However, the Earnest Money Escrow Agent shall have the right at any time to deposit the Earnest Money with the clerk of the court of Cook County, Illinois. The Earnest Money Escrow Agent shall give written notice of such deposit to the Sellers and the Buyer. Upon such deposit the Earnest Money Escrow Agent shall be relieved and discharged of all further obligations and responsibilities hereunder.
(b)    The parties acknowledge that the Earnest Money Escrow Agent is acting solely as a stakeholder at their request and for their convenience, that the Earnest Money Escrow Agent shall not be deemed to be the agent of either of the parties, and the Earnest Money Escrow Agent shall not be liable to either of the parties for any act or omission on its part, other than for its gross negligence or willful misconduct. The Sellers and the Buyer shall jointly and severally indemnify and hold the Earnest Money Escrow Agent harmless from and against all costs, claims and expenses, including attorneys’ fees and disbursements, incurred in connection with the performance of the Earnest Money Escrow Agent’s duties hereunder.
(c)    The Earnest Money Escrow Agent has acknowledged its agreement to these provisions by signing this Agreement in the place indicated following the signatures of the Sellers and the Buyer.
Section 14.6    Successors and Assigns; No Third-Party Beneficiaries. The stipulations, terms, covenants and agreements contained in this Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective permitted successors and assigns (including any successor entity after a public offering of stock, merger, consolidation, purchase or other similar transaction involving a party hereto) and nothing herein expressed or implied shall give or be construed to give to any person or entity, other than the parties hereto and such assigns or designees, any legal or equitable rights hereunder.
Section 14.7    Assignment. This Agreement may not be assigned by the Buyer without the consent of the prior written consent of the Sellers, which consent may be granted or withheld in Seller’s sole discretion. Notwithstanding the foregoing, (i) Buyer may assign this Agreement to a direct or indirect subsidiary of Buyer in which Buyer owns at least 50% of the direct or indirect ownership interests in such subsidiary (a “Majority Owned Subsidiary”) and (ii) the Buyer may designate one or more Majority Owned Subsidiaries to which one or more of the Assets will be assigned at Closing, provided that the Buyer will continue to remain primarily liable under this Agreement notwithstanding any such designation.
Section 14.8    Further Assurances. From time to time, as and when requested by any party hereto, the other party shall execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further or other actions as such other party may reasonably deem necessary or desirable to consummate the transactions contemplated by this Agreement.
Section 14.9    Notices. All notices, demands or requests made pursuant to, under or by virtue of this Agreement must be in writing and shall be (i) personally delivered, (ii) delivered by express mail, Federal Express or other comparable overnight courier service, (iii) telecopied, with telephone confirmation within one Business Day, (iv) electronic mail followed by another manner of delivery) or (iv) mailed to the party to which the notice, demand or request is being made by certified or registered mail, postage prepaid, return receipt requested, as follows:
(a)    To any Seller:
Duke Realty Corporation
600 East 96th Street, Suite 100
Indianapolis, IN 46240
Attention: Nick Anthony
Facsimile: 317-808-6112
Telephone: 317-808-6794

with copies thereof to:

Duke Realty Corporation
9377 W. Higgins Road, Suite 600
Rosemount, IL 60018
Attention: Ann Dee
Facsimile: 847-232-5408
Telephone: 847-232-5694
(b)    To the Buyer:
c/o Blackstone Real Estate Acquisitions VI L.L.C.
345 Park Avenue
32nd Floor
New York, New York 10154
Attention: Tyler Henritze
Facsimile: (646) 253-8712
Telephone: (212) 583-5191
with copies thereof to:
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017
Attention: Gregory J. Ressa, Esq.
Facsimile: (212) 455-2502
Telephone: (212) 455-7430
Equity Office
Two North Riverside Plaza, Suite 2100
Chicago, Illinois 60606
Attention: Matthew Koritz, Vice President – Legal Counsel
Facsimile: (312) 775-6574
Telephone:  (312) 466-3445
(c)    To the Earnest Money Escrow Agent:
First American Title Insurance Company
30 North LaSalle Street, Suite 2700
Chicago, Illinois 60602

Attention: Steve Zellinger
Facsimile: 312-553-0408
Telephone: 312-917-7257

(d)    All notices (i) shall be deemed to have been given on the date that the same shall have been delivered in accordance with the provisions of this Section and (ii) may be given either by a party or by such party’s attorneys. Any party may, from time to time, specify as its address for purposes of this Agreement any other address upon the giving of 5 days’ prior notice thereof to the other parties.
Section 14.10    Entire Agreement. This Agreement, along with the Confidentiality Agreement, Exhibits and Schedules hereto contains all of the terms agreed upon between the parties hereto with respect to the subject matter hereof, and all understandings and agreements heretofore had or made among the parties hereto are merged in this Agreement which alone fully and completely expresses the agreement of the parties hereto.
Section 14.11    Amendments. This Agreement may not be amended, modified, supplemented or terminated, nor may any of the obligations of the Sellers or the Buyer hereunder be waived, except by written agreement executed by the party or parties to be charged.
Section 14.12    No Waiver. No waiver by either party of any failure or refusal by the other party to comply with its obligations hereunder shall be deemed a waiver of any other or subsequent failure or refusal to so comply.
Section 14.13    Governing Law. This Agreement shall be governed by, interpreted under, and construed and enforced in accordance with, the laws of the State of Illinois unless such dispute relates to real property, then the laws and jurisdiction of the location of such real property shall govern To the fullest extent permitted by law, the parties hereby unconditionally and irrevocably waive and release any claim that the law of any other jurisdiction governs this Agreement and this Agreement shall be governed and construed with the laws of the State of Illinois.
Section 14.14    Submission to Jurisdiction. To the maximum extent permitted by applicable law each of the Buyer and each Seller irrevocably submits to the jurisdiction of (a) the Circuit Court of the State of Illinois – Cook County and (b) the United States District Court for the Northern District of Illinois for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each of the Buyer and each Seller further agrees that service of any process, summons, notice or document by U.S. registered mail to such party’s respective address set forth above shall be effective service of process for any action, suit or proceeding in New York with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. Each of the Buyer and each Seller irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (a) the Circuit Court of the State of Illinois – Cook County and (b) the United States District Court for the Northern District of Illinois, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.
Section 14.15    Severability. If any term or provision of this Agreement or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.
Section 14.16    Section Headings. The headings of the various Sections of this Agreement have been inserted only for purposes of convenience, are not part of this Agreement and shall not be deemed in any manner to modify, explain, expand or restrict any of the provisions of this Agreement.
Section 14.17    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.
Section 14.18    Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.
Section 14.19    Recordation. Neither this Agreement nor any memorandum or notice of this Agreement may be recorded by any party hereto without the prior written consent of the other party hereto. The provisions of this Section shall survive the Closing or any termination of this Agreement
Section 14.20    Intentionally Omitted
Section 14.21    Exclusivity. During the term of this Agreement, neither the Sellers nor their Affiliates, agents, representatives or employees shall solicit, authorize the solicitation of, or enter into any agreement or discussions with any third party concerning any offer or possible offer for a third party to acquire, finance, refinance the Assets or any interest therein (whether debt or equity, directly or indirectly) or with respect to any similar transaction , except with any Tenant pursuant to a right to purchase contained in such Tenant’s lease, if any.
Section 14.22    Attorney’s Fees.
In the event that either party shall bring an action or legal proceeding for an alleged breach of any provision of this Agreement or any representation, warranty, covenant or agreement herein set forth, or to enforce, protect, determine or establish any term, covenant or provision of this Agreement or the rights hereunder of either party, the prevailing party shall be entitled to recover from the non-prevailing party, as a part of such action or proceedings, or in a separate action brought for that purpose, reasonable attorneys' fees and costs, expert witness fees and court costs as may be fixed by the court or jury.
Section 14.23    Like Kind Exchange.
Each of the parties hereto agrees to cooperate with the other in effecting an I.R.C. § 1031 exchange within one (1) year of the Closing Date, at no cost to the cooperating party,

including executing and delivering any and all documents required by the exchange trustee or intermediary; provided, however, that the cooperating party shall have no obligation to execute any document, enter any transaction or arrangement or take or omit any other action, if such party determines in its sole discretion that the same would result in any liability, cost, expense, increased risk, delay or other detriment to the cooperating party.
Section 14.24    Disclosure.
Notwithstanding any terms or conditions in this Agreement to the contrary, but subject to restrictions reasonably necessary to comply with federal or state securities laws, any person may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided relating to such tax treatment and tax structure. For the avoidance of doubt, this authorization does not permit disclosure of the names of, or other identifying information regarding, the participants in the transaction, or of any information or the portion of any materials not relevant to the tax treatment or tax structure of the transaction including specific economic terms of this Agreement. The provisions of this Section 14.24 shall survive the Closing.

Section 14.25    Waiver of Trial by Jury.
Seller and Buyer hereby irrevocably and unconditionally waive any and all right to trial by jury in any action, suit or counterclaim arising in connection with, out of or otherwise relating to, this Agreement. The provisions of this Section 14.25 shall survive the Closing or termination hereof.

Section 14.26    Date for Performance.
If the time period by which any right, option or election provided under this Agreement must be exercised, or by which any act required hereunder must be performed, or by which the Closing must be held, expires on a Saturday, Sunday or legal or bank holiday, then such time period shall be automatically extended through the close of business on the next regularly scheduled Business Day.

Section 14.27    Time of the Essence.
Time shall be of the essence of this Agreement and each and every term and condition hereof.

Section 14.28    Right to File Easements.
Notwithstanding anything to the contrary in this Agreement, Seller shall have the right to file for the following easements/lot line adjustments, the form of which shall be approved by Buyer in its reasonable discretion, on or prior to the Closing:

(a)    With respect to the Properties known as 900 North Point Parkway and 800

North Point Parkway, an easement for access to serve the neighboring vacant parcel over Lucent Drive;
(b)    With respect to the Properties known as Brookside I and II, an easement to document the permitted ingress and egress of NP Community Church over the pedestrian walkway located towards the western portion of Brookside I and II; and
(c)    With respect to that Property known as Easton Way III, that certain Declaration of Access Easement attached hereto as Exhibit Q as well as that certain lot line adjustment contemplated pursuant to the parcel exhibit and survey also attached hereto as Exhibit Q (the “Morgan Stanley Parcel”);
(d)    With respect to the Property known as Sugarloaf II, an easement for drainage and detention reasonably acceptable to Buyer.
Section 14.29    Failure to Obtain Waivers.
(a)    In the event that MedAsset exercises its Right of First Refusal referenced in Section 6.2(d)(xii), then the Property known as 5560 Tennyson Parkway located in Plano, Texas shall be removed from the definition of Properties and the Gross Asset Value shall be correspondingly reduced.
(b)    In the event that Sedgwick exercises its Right of First Offer referenced in Section 6.2(d)(xiii), then the Property known as Compmanagement and located in Columbus, Ohio shall be removed from the definition of Properties and the Gross Asset Value shall be correspondingly reduced.
(c)    In the event Seller fails to obtain the Acknowledgement required in Section 6.2(d)(xiv) as of the Closing Date, then, at the election of Buyer, the Properties known as Celebration Business Center I, Celebration Business Center II, Celebration Office Center I and Celebration Office Center II shall be removed from the definition of Properties and the Gross Asset Value shall be correspondingly reduced.

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the day and year first above written.
SELLERS:

DUKE REALTY LIMITED PARTNERSHIP,
an Indiana limited partnership

By:    Duke Realty Corporation,
an Indiana corporation,
its general partner

By: /s/ Nicholas C. Anthony
Printed: Nicholas C. Anthony
Title: Senior Vice President

DR 6650, LLC,
a Delaware limited liability company

By:    Duke Realty Limited Partnership,
an Indiana limited partnership,
managing member

By:    Duke Realty Corporation,
its sole general partner

By: /s/ Nicholas C. Anthony
Printed: Nicholas C. Anthony
Title: Senior Vice President

[SIGNATURES CONTINUED ON THE FOLLOWING PAGES]

DUKE SECURED FINANCING 2006, LLC,
a Delaware limited liability company

By:    Duke Realty Limited Partnership,
an Indiana limited partnership,
sole member

By:    Duke Realty Corporation,
an Indiana corporation,
sole general partner

By: /s/ Nicholas C. Anthony
Printed: Nicholas C. Anthony
Title: Senior Vice President

DUKE SECURED FINANCING 2009-1 ALZ, LLC, a Delaware limited liability company

By:    Duke Realty Limited Partnership,
an Indiana limited partnership, manager

By:    Duke Realty Corporation,
its sole general partner

By: /s/ Nicholas C. Anthony
Printed: Nicholas C. Anthony
Title: Senior Vice President

[SIGNATURES CONTINUED ON THE FOLLOWING PAGES]

DUKE SECURED FINANCING 2009-1PAC, LLC, a Delaware limited liability company

By:    Duke Realty Limited Partnership,
an Indiana limited partnership,
its sole Member

By:    Duke Realty Corporation,
an Indiana corporation,
its sole General Partner

By: /s/ Nicholas C. Anthony
Printed: Nicholas C. Anthony
Title: Senior Vice President

NORTH POINT LIMITED PARTNERSHIP NO. 1, a Florida limited partnership

By:    Duke Realty Limited Partnership,
an Indiana limited partnership

By:    Duke Realty Corporation,
an Indiana corporation,
its General Partner

By: /s/ Nicholas C. Anthony
Printed: Nicholas C. Anthony
Title: Senior Vice President

[SIGNATURES CONTINUED ON THE FOLLOWING PAGES]

NORTH POINT LIMITED PARTNERSHIP NO. 3, a Florida limited partnership

By:    Duke Realty Limited Partnership,
an Indiana limited partnership,
sole General Partner

By:    Duke Realty Corporation,
an Indiana corporation,
sole General Partner

By: /s/ Nicholas C. Anthony
Printed: Nicholas C. Anthony
Title: Senior Vice President

DUKE SECURED FINANCING 2009-UNM, LLC, a Delaware limited liability company

By:    Duke Realty Limited Partnership,
an Indiana limited partnership,
sole member and manager

By:    Duke Realty Corporation, an Indiana
corporation, its general partner,
d/b/a Duke Realty of Indiana Corporation

By: /s/ Nicholas C. Anthony
Printed: Nicholas C. Anthony
Title: Senior Vice President

[SIGNATURES CONTINUED ON THE FOLLOWING PAGES]

DUKE YORK ROAD LLC,
a Delaware limited liability company

By:    Duke Realty Limited Partnership,
an Indiana limited partnership,
its managing member

By:    Duke Realty Corporation,
an Indiana corporation,
its sole general partner

By: /s/ Nicholas C. Anthony
Printed: Nicholas C. Anthony
Title: Senior Vice President

OIC MIDWEST LLC,
a Delaware limited liability company

By:    Midwest Realty Holdings LLC,
a Delaware limited liability company,
its sole member

By:    Duke Realty Limited Partnership,
an Indiana limited partnership,
its Managing Member

By:    Duke Realty Corporation,
d/b/a Duke Realty of Indiana Corporation, its general partner

By: /s/ Nicholas C. Anthony
Printed: Nicholas C. Anthony
Title: Senior Vice President

[SIGNATURES CONTINUED ON THE FOLLOWING PAGES]

RIVERWAY MIDWEST LLC,
a Delaware limited liability company

By:    Midwest Realty Holdings LLC,
a Delaware limited liability company,
its sole member

By:    Duke Realty Limited Partnership,
an Indiana limited partnership,
its Managing Member

By:    Duke Realty Corporation,
d/b/a Duke Realty of Indiana Corporation, its general partner

By: /s/ Nicholas C. Anthony
Printed: Nicholas C. Anthony
Title: Senior Vice President

DUKE REALTY OHIO,
an Indiana general partnership

By:    Duke Realty Limited Partnership,
a general partner

By:    Duke Realty Corporation,
its general partner

By: /s/ Nicholas C. Anthony
Printed: Nicholas C. Anthony
Title: Senior Vice President

[SIGNATURES CONTINUED ON THE FOLLOWING PAGES]

DUKE CONSTRUCTION LIMITED PARTNERSHIP, an Indiana limited partnership

By:    Duke Business Centers Corporation,
an Indiana corporation,
its general partner

By: /s/ Nicholas C. Anthony
Printed: Nicholas C. Anthony
Title: Senior Vice President

[SIGNATURES CONTINUED ON THE FOLLOWING PAGES]

BUYER:

BRE/CENTRAL OFFICE HOLDINGS L.L.C., a Delaware limited liability company

By:	/s/ Tyler Hnritze Name: Tyler Henritze Title: Managing Director and Vice President

JOINDER BY EARNEST MONEY ESCROW AGENT

First American Title Insurance Company National Commercial Services, Chicago, Illinois, referred to in this Agreement as the “Earnest Money Escrow Agent,” hereby acknowledges that it received this Agreement executed by the Sellers and the Buyer as of the 20th day of October, 2011, and accepts the obligations of the Earnest Money Escrow Agent as set forth herein. Earnest Money Escrow Agent further acknowledges that it received the Earnest Money on the 20th day of October, 2011. The Earnest Money Escrow Agent hereby agrees to hold and distribute the Earnest Money in accordance with the terms and provisions of the Agreement.

FIRST AMERICAN TITLE INSURANCE
                        COMPANY NATIONAL COMMERCIAL
                        SERVICES

By:    /s/ Gregory J. Chaparro
Name: Gregory J. Chaparro
Title: Vice President and National Counsel

Schedule A
Sellers and Properties
Seller	Property Name	Address
Duke Realty Limited Partnership	900 North Point Parkway	900 North Point Parkway, Alpharetta, GA
Duke Realty Limited Partnership	800 North Point Parkway	800 North Point Parkway, Alpharetta, GA
Duke Secured Financing 2009-1 ALZ, LLC	Brookside I	3625 Brookside Parkway, Alpharetta, GA
Duke Secured Financing 2009-1 ALZ, LLC	Brookside II	3655 Brookside Parkway, Alpharetta, GA
Duke Secured Financing 2009-1 ALZ, LLC	Preston Ridge IV	3440 Preston Ridge Road, Alpharetta, GA
Duke Realty Limited Partnership	Radiant I	3925 Brookside Parkway, Alpharetta, GA
Duke Realty Limited Partnership	Radiant II	3905 Brookside Parkway, Alpharetta, GA
Duke Realty Limited Partnership	Northwinds Restaurant	Northwinds Restaurant, Alpharetta, GA
Duke Realty Limited Partnership	Northwinds Parking Lot	Northwinds Restaurant, Alpharetta, GA
Duke Realty Limited Partnership	Northwinds Village	11525 Haynes Bridge Road, Alpharetta, GA
Duke Realty Limited Partnership	Northwinds I	2475 Northwinds Parkway, Alpharetta, GA
Duke Realty Limited Partnership	Northwinds II	2520 Northwinds Parkway, Alpharetta, GA
Duke Realty Limited Partnership	Northwinds III	2500 Northwinds Parkway, Alpharetta, GA
Duke Realty Limited Partnership	Northwinds IV	11605 Haynes Bridge Road, Alpharetta, GA
Duke Realty Limited Partnership	Northwinds V	11625 Rainwater Drive, Alpharetta, GA
Duke Realty Limited Partnership	Northwinds VI	11675 Rainwater Drive, Alpharetta, GA
Duke Realty Limited Partnership	Northwinds VII	2550 Northwinds Parkway, Alpharetta, GA
DR 6650, LLC	6650 Sugarloaf Parkway	6650 Sugarloaf Parkway, Duluth, GA
Duke Realty Limited Partnership	Sugarloaf Office I	6700 Sugarloaf Parkway, Duluth, GA
Duke Realty Limited Partnership	Sugarloaf Office II (3039)	3039 Premiere Parkway, Duluth, GA
Duke Realty Limited Partnership	Sugarloaf Office III (2810)	2810 Premiere Parkway, Duluth, GA
Duke Realty Limited Partnership	Sugarloaf Office IV	2750 Premiere Parkway, Duluth, GA
Duke Realty Limited Partnership	Sugarloaf Office V	3090 Premiere Parkway, Duluth, GA
Duke Realty Limited Partnership	Sugarloaf VI	2905 Premiere Parkway, Duluth, GA
Duke Realty Limited Partnership	Sugarloaf VII	2915 Premiere Parkway, Duluth, GA
Duke Secured Financing 2006, LLC	2850 Premiere Parkway	2850 Premiere Parkway, Duluth, GA
Duke Realty Limited Partnership	Hampton Green Office I	3950 Shackleford Road, Duluth, GA
Duke Realty Limited Partnership	3805 Crestwood Parkway	3805 Crestwood Parkway, Duluth, GA
Duke Realty Limited Partnership	3885 Crestwood Parkway	3885 Crestwood Parkway, Duluth, GA
Duke Realty Limited Partnership	Huntcrest I	1755 North Brown Road, Lawrenceville, GA
Duke Realty Limited Partnership	Huntcrest II	1745 North Brown Road, Lawrenceville, GA
Duke Realty Limited Partnership	Huntcrest III	1735 North Brown Road, Lawrenceville, GA
Duke Realty Limited Partnership	Huntcrest IV	1725 N Brown, Lawrenceville, GA
Duke Realty Limited Partnership	Highland Oaks IV	4042 Park Oaks Blvd., Tampa, FL
Duke Secured Financing 2009-1PAC, LLC	Highland Oaks I	10150 Highland Manor Drive, Tampa, FL
Duke Secured Financing 2009-1PAC, LLC	Highland Oaks II	10210 Highland Manor Drive, Tampa, FL
Duke Secured Financing 2009-1PAC, LLC	Highland Oaks III	4041 Park Oaks Blvd., Tampa, FL
Duke Secured Financing 2009-1PAC, LLC	Highland Oaks V	10401 Highland Manor Drive, Tampa, FL
Duke Realty Limited Partnership	Northpoint IV	1064 Greenwood Boulevard, Lake Mary, FL
North Point Limited Partnership No. 1, LP	Northpoint I	1025 Greenwood Boulevard, Lake Mary, FL
North Point Limited Partnership No. 3	Northpoint II	1035 Greenwood Boulevard, Lake Mary, FL
Duke Realty Limited Partnership	Celebration Office Center I	1170 Celebration Boulevard, Celebration, FL
Duke Realty Limited Partnership	Celebration Office Center II	1180 Celebration Boulevard, Celebration, FL
Duke Realty Limited Partnership	Celebration Business Center II	1120-1128 Celebration Blvd., Celebration, FL
Duke Realty Limited Partnership	Celebration Business Center I	1130-1154 Celebration Blvd., Celebration, FL
Duke York Road LLC	2000 York Road	2000 York Road, Oak Brook, IL
Duke Realty Limited Partnership	Executive Towers I	1431 Opus Place, Downers Grove, IL
Duke Realty Limited Partnership	Executive Towers II	1411 Opus Place, Downers Grove, IL
Duke Realty Limited Partnership	Executive Towers III	1400 Opus Place, Downers Grove, IL
Duke Secured Financing 2009-UNM, LLC	2275 Cabot Drive	2275 Cabot Drive, Lisle, IL
Duke Realty Limited Partnership	Oakmont Tech Center	600 Oakmont Lane, Westmont, IL
Duke Realty Limited Partnership	Atrium II	3030 Salt Creek Lane, Arlington Heights, IL
OIC Midwest LLC	O'Hare International Ctr I	10275 West Higgins Road, Rosemont, IL
OIC Midwest LLC	O'Hare International Ctr II	10255 West Higgins Road, Rosemont, IL
Duke Secured Financing 2009-1ALZ, LLC	Riverway Central	9377 West Higgins Street, Rosemont, IL
Duke Secured Financing 2009-1ALZ, LLC	Riverway East	6133 North River Road, Rosemont, IL
Duke Secured Financing 2009-1ALZ, LLC	Riverway West	9399 West Higgins Road, Rosemont, IL
Riverway Midwest LLC	Riverway Daycare	6107 N. River Road, Rosemont, IL
Duke Realty Ohio	6525 West Campus Oval	6525 West Campus Oval, New Albany, OH
Duke Realty Ohio	6525 West Campus Oval	6525 West Campus Oval, New Albany, OH

Schedule A
Sellers and Properties
Seller	Property Name	Address
Duke Realty Ohio	Easton Way One	4449 Easton Way, Columbus, OH
Duke Realty Ohio	Easton Way Two	4349 Easton Way, Columbus, OH
Duke Realty Ohio	4400 Easton Commons	4400 Easton Commons, Columbus, OH
Duke Realty Ohio	Easton Way Three	4249 Easton Way, Columbus, OH
Duke Realty Ohio	Scioto Corporate Center	5500 Frantz Road, Dublin, OH
Duke Realty Ohio	Qwest	4650 Lakehurst Court, Dublin, OH
Duke Realty Ohio	4700 Lakehurst Court	4700 Lakehurst Court, Dublin, OH
Duke Realty Ohio	5500 Glendon Court	5500 Glendon Court, Dublin, OH
Duke Realty Ohio	5555 Glendon Court	5555 Glendon Court, Dublin, OH
Duke Realty Ohio	Emerald III	6500 Emerald Parkway, Dublin, OH
Duke Realty Ohio	Compmanagement	6377 Emerald Parkway, Dublin, OH
Duke Realty Ohio	5555 Parkcenter Circle	5555 Parkcenter Circle, Dublin, OH
Duke Realty Ohio	Parkwood Place	6000 Parkwood Place, Dublin, OH
Duke Realty Ohio	Parkwood II	5900 Parkwood Place, Dublin, OH
Duke Realty Ohio	Atrium II, South Tower	5455 Rings Road, Dublin, OH
Duke Realty Ohio	Atrium II, North Tower	5475 Rings Road, Dublin, OH
Duke Realty Ohio	Blazer I	5600 Blazer Parkway, Dublin, OH
Duke Realty Ohio	Blazer II	5550 Blazer Parkway, Dublin, OH
Duke Construction Limited Partnership	One Allen Center	700 Central Expy South, Allen, TX
Duke Construction Limited Partnership	Duke Bridges III	7460 Warren Parkway, Frisco, TX
Duke Realty Limited Partnership	5560 Tennyson Parkway	5560 Tennyson Parkway, Plano, TX
Duke Realty Limited Partnership	5556 Tennyson Parkway	5556 Tennyson Parkway, Plano, TX
Duke Realty Limited Partnership	1600 Tower	1600 Utica Avenue South, St. Louis Park, MN
Duke Realty Limited Partnership	MoneyGram Tower	1550 Utica Avenue South, St. Louis Park, MN

SCHEDULE B
Third Party Loans

1.
6650 Sugarloaf Parkway, Duluth (Gwinnett County), Georgia - Loan made by DR 6650, LLC in favor of Wells Fargo Bank, N.A., as Trustee for the Registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-C3.

2.	Northwinds III, 2500 Northwinds Parkway, Alpharetta (Fulton County), Georgia - Loan made by Duke Realty Limited Partnership in favor of Transamerica Life Insurance Company (Aegon).

3.	Northwinds IV, 11605 Haynes Bridge Road, Alpharetta (Fulton County), Georgia - Loan made by Duke Realty Limited Partnership in favor of Transamerica Life Insurance Company (Aegon).

Loan Balances/Escrows/Reserves:

	6650 Sugarloaf	Northwinds III	Northwinds IV

9/30/11 Loan Balance	5,434,648	12,877,394	12,255,726

Escrows
Insurance	15,119	-	-
Tax	154,532	120,766	34,791
Total Escrows	169,651	120,766	34,791

Reserves
Collateral	51,532	-	-
Replacement	70,933	762,561	-
Total Reserves	122,465	762,561	-

Grand Total	292,115	883,327	34,791

SCHEDULE C
Terminated Contracts

1.      Contract for Goods and Services dated October 8, 2008 between Duke Realty Limited Partnership and Hannon Security Services, Inc. for security services for 1600 Tower and Money Gram Tower, St. Louis Park, MN.

SCHEDULE D
Knowledge Parties
Nicholas Anthony
Vice Presidents – Asset Management:
Mark Dukes Vice President of Asset Management - Atlanta
Scott Cipriani Vice President of Asset Management – Central Florida
Matthew Roberts - Vice President of Asset Management – Chicago
Aimee D’Amore – Vice President of Asset Management –Columbus
Bryan Parker – Vice President of Asset Management – Dallas
Carl Awalt – Vice President of Asset Management - Minneapolis

Senior Vice Presidents – Business Unit Head:
Doug Irmcher, Senior Vice President, Central Florida Business Unit Head
Chris Brown, Senior Vice President, Atlanta Business Unit Head
Jeff Thornton, Senior Vice President, Dallas Business Unit Head
Pat Mascia, Senior Vice President, Minneapolis Business Unit Head
Steve Schnur, Senior Vice President, Chicago Business Unit Head
Jim Clark, Senior Vice President, Columbus Business Unit Head

Asset Managers:

Name	BusinessUnit	PropertyManager
2850 Premiere Parkway	Atlanta Industrial	Miller Getz
Huntcrest I	Atlanta Office	Miller Getz
Northwinds III	Atlanta Office	Thomas Rust
800 North Point Parkway	Atlanta Office	Thomas Rust
900 North Point Parkway	Atlanta Office	Thomas Rust
Northwinds Restaurant	Atlanta Office	Thomas Rust
Northwinds IV	Atlanta Office	Thomas Rust
Sugarloaf VI	Atlanta Office	Miller Getz
Hampton Green Office I	Atlanta Office	Miller Getz
Northwinds VII	Atlanta Office	Thomas Rust
Sugarloaf Office I	Atlanta Office	Miller Getz
3805 Crestwood Parkway	Atlanta Office	Natalie Plowden
Radiant I	Atlanta Office	Natalie Plowden
3885 Crestwood Parkway	Atlanta Office	Natalie Plowden
Sugarloaf Office IV	Atlanta Office	Miller Getz
Sugarloaf Office V	Atlanta Office	Miller Getz
Huntcrest II	Atlanta Office	Miller Getz
Sugarloaf Office II (3039)	Atlanta Office	Miller Getz
Sugarloaf Office III (2810)	Atlanta Office	Miller Getz
Northwinds VI	Atlanta Office	Thomas Rust
Huntcrest IV	Atlanta Office	Miller Getz
Huntcrest III	Atlanta Office	Miller Getz
Radiant II	Atlanta Office	Natalie Plowden
Northwinds I	Atlanta Office	Thomas Rust
Sugarloaf VII	Atlanta Office	Miller Getz
Northwinds II	Atlanta Office	Thomas Rust
Northwinds V	Atlanta Office	Thomas Rust
Northwinds Village	Atlanta Office	Thomas Rust
Northwinds Bus. Park Pkg. Lot	Atlanta Office	Thomas Rust
6650 Sugarloaf Parkway	Atlanta Office	Miller Getz
Brookside I	Atlanta Office	Natalie Plowden
Brookside II	Atlanta Office	Natalie Plowden
Preston Ridge IV	Atlanta Office	Natalie Plowden
Highland Oaks III	Central Florida Office	Sarah Nettles
Northpoint I	Central Florida Office	Lisa Franklin
Northpoint II	Central Florida Office	Lisa Franklin
Celebration Business Center I	Central Florida Office	Lisa Franklin
Celebration Office Center I	Central Florida Office	Lisa Franklin
Highland Oaks I	Central Florida Office	Sarah Nettles
Highland Oaks II	Central Florida Office	Sarah Nettles
Celebration Office Center II	Central Florida Office	Lisa Franklin
Celebration Business Center II	Central Florida Office	Lisa Franklin
Northpoint IV	Central Florida Office	Lisa Franklin
Highland Oaks V	Central Florida Office	Sarah Nettles
Highland Oaks IV	Central Florida Office	Sarah Nettles
Oakmont Tech Center	Chicago Office	Brian Crump
Executive Towers I	Chicago Office	June McCrory
Executive Towers II	Chicago Office	June McCrory
Executive Towers III	Chicago Office	June McCrory

Atrium II	Chicago Office	Maria Koscik
O'Hare International Ctr II	Chicago Office	Michael Lisula
2000 York Road	Chicago Office	Brian Crump
Riverway MW II (Ground Lease)	Chicago Office	Michael Lisula
O'Hare International Ctr I	Chicago Office	Michael Lisula
2275 Cabot Drive	Chicago Office	June McCrory
Riverway East	Chicago Office	Michael Lisula
Riverway West	Chicago Office	Michael Lisula
Riverway Central	Chicago Office	Michael Lisula
Easton Way Three	Columbus Office	Lorraine Stelzer
Easton Way Two	Columbus Office	Jennifer Baiamonte
Easton Way One	Columbus Office	Jennifer Baiamonte
Scioto Corporate Center	Columbus Office	Aimee D'Amore
5555 Parkcenter Circle	Columbus Office	Jennifer Baiamonte
Parkwood Place	Columbus Office	Bill Casassa
Qwest	Columbus Office	Bill Casassa
4700 Lakehurst Court	Columbus Office	Lorraine Stelzer
Atrium II, South Tower	Columbus Office	Jennifer Baiamonte
Parkwood II	Columbus Office	Jennifer Baiamonte
5500 Glendon Court	Columbus Office	Lorraine Stelzer
5555 Glendon Court	Columbus Office	Lorraine Stelzer
Atrium II, North Tower	Columbus Office	Jennifer Baiamonte
Blazer I	Columbus Office	Lorraine Stelzer
6525 West Campus Oval	Columbus Office	Jennifer Baiamonte
4400 Easton Commons	Columbus Office	Bill Casassa
Blazer II	Columbus Office	Lorraine Stelzer
Compmanagement	Columbus Office	Lorraine Stelzer
Emerald III	Columbus Office	Lorraine Stelzer
5560 Tennyson Parkway	Dallas Office	Jeanne Coyle
Duke Bridges III	Dallas Office	Jeanne Coyle
One Allen Center	Dallas Office	Jeanne Coyle
5556 Tennyson Parkway	Dallas Office	Jeanne Coyle
1600 Tower	Minneapolis Office	Lance Brockmueller
MoneyGram Tower	Minneapolis Office	Lance Brockmueller

SCHEDULE 2.1(b)(ii)
Personal Property
All fixtures, chattels, equipment and articles of personal property placed in, attached to or located on each Property used in connection with the operation and maintenance of the Property that is owned by Seller or its Affiliates as of the date of this Agreement.

SCHEDULE 2.5
Allocated Asset Value
Allocated Asset Values set forth in the file entitled 20111011 – Schedule 2.5 - Allocated Asset Values delivered by Seller to Buyer counsel via email on October 20, 2011 and received by Buyer at 4:33PM.

SCHEDULE 3.1(c)
Consents
None

SCHEDULE 3.1(d)
Conflicts
None

SCHEDULE 3.2(b)
Material Contracts
1.      Contract for Goods and Services dated October 8, 2008 between Duke Realty Limited Partnership and Hannon Security Services, Inc. for security services for 1600 Tower and Money Gram Tower, St. Louis Park, MN.

2.      Contract for Goods and Services dated December 1, 2010 between Duke Realty Limited Partnership and Mr. Shuttle, Inc. for shuttle services at OIC I and OIC II, Rosemont, IL.

3.      Contract for Goods and Services dated December 1, 2010 between Riverway Association, Inc. and Mr. Shuttle, Inc. for shuttle services at the Riverway Complex, Rosemont, IL.

4.      Management Agreement dated February 20, 2006 between OIC Midwest LLC and Sodexho America, LLC to manage and operate food service for clients and guests of the property at 10275 Higgins Road, Rosemont, Illinois; Assignment and Assumption of such Management Agreement dated July 13, 2006 from OIC Midwest LLC to Duke Fitness Centers, LLC; First Amendment to Management Agreement dated July 27, 2006 and Second Amendment to Management Agreement dated October 22, 2009.

5.      Music Service Agreements between Duke Realty Corp and Muzak, LLC as follows:

a.       Music Service Agreement dated May 27, 2003 for Audio Architecture services at 4249 Easton Way, Columbus, OH.
b.      Music Service Agreement dated May 27, 2003 for Audio Architecture services at 4449 Easton Way, Columbus, OH.
c.       Music Service Agreement dated April 24, 3002 for Audio Architecture services at 5500 Glendon Court, Dublin, OH.
d.      Music Service Agreement dated February 11, 2005 for Audio Architecture services at 4700 Lakehurst Court, Dublin, OH.
e.       Music Service Agreement dated December 6, 2005 for Audio Architecture services at 5600 Blazer Parkway, Dublin, OH.
f.        Music Service Agreement dated January 27, 2007 for Audio Architecture services at 4400 Easton Commons, Columbus, OH.
g.       Music Service Agreement dated January 27, 2007 for Audio Architecture services at 5555 Parkcenter Circle, Dublin, OH.
h.       Music Service Agreement dated January 27, 2007 for Audio Architecture services at 6525 Campus Oval, New Albany, OH.
i.         Music Service Agreement dated November 14, 2008 for Audio Architecture services at 6500 Emerald Parkway, Dublin, OH.
j.        Music Service Agreement dated November 19, 2008 for Audio Architecture services at 4939 Easton Way, Columbus, OH.

6.      Retail Electric Supplier Agreement between MidAmerican Energy Company and Duke Secured Financing 2009 - 1ALZ, LLC dated December 17, 2010 for:
a.       9377 W. Higgins Road, Rosemont, IL
b.      9399 W. Higgins Road, Rosemont, IL
c.       6133 N. River Road, Rosemont, IL

7.      Retail Electric Supplier Agreement between MidAmerican Energy Company and Duke York Road, LLC dated December 22, 2010 for 2000 York Road, Oak Brook, IL.

8.      Retail Electric Supplier Agreement between MidAmerican Energy Company and OIC Midwest LLC dated December 22, 2010 for:

a.       10255 W. Higgins Road, Rosemont, IL
b.      10275 W. Higgins Road, Rosemont, IL

9.      Retail Electric Supplier Agreement between MidAmerican Energy Company and Duke Realty Limited Partnership dated December 22, 2010 for:

a.       1400 Opus Place, Downers Grove, IL
b.      2275 Cabot Drive, Lisle, IL
c.       3030 W. Salt Creek Lane, Arlington Heights, IL
d.      1411 Opus Place, Downers Grove, IL

10.  Retail Electric Supplier Agreement between MidAmerican Energy Company and Duke Construction Limited Partnership dated December 17, 2010 for:

a.       700 Central Expy S, Allen, TX
b.      7460 Warren Pkwy, Frisco, TX

11.  Retail Electric Supplier Agreement between MidAmerican Energy Company and Duke Realty Limited Partnership dated December 17, 2010 for:

a.       637 Freeport Pkwy, Coppell, TX
b.      694 Freeport Pkwy, Coppell, TX

c.       7559 McCandless Way, Frisco, TX (Duke Bridges OA)
d.      4003 Gifford St. Unit A, Grand Prairie, TX

12.  GEXA Energy Electric Sales Terms of Service (Texas Large Commercial) between Gexa Energy, LP and duke Realty Limited Partnership dated November 23, 2010 for 5560 Tennyson Pkwy, Plano, TX, 5556 Tennyson Pkwy, Plano, TX, 4003 Gifford St. Grand Prairie, TX.

SCHEDULE 3.2(c)
Leases

Those certain Leases contained in the data site known as Duke Realty – Partner Connect – Lazard Portfolio under the following folders as of October 19, 2011:

1.     Tenant Information – Lease Documents

Jurisdiction
Atlanta
Central Florida
Chicago
Columbus
Dallas
Minneapolis

2.    Tenant Information -License Documents

Jurisdiction
Atlanta
Central Florida
Chicago
Columbus

SCHEDULE 3.2(c)(i)
Tenant Improvements and Other Construction Work
Tenant Improvements and Other Construction Work set forth in the file entitled Remaining Capex for Lazard Portfolio delivered by Seller’s counsel to Buyer and Buyer’s counsel via email on October 20, 2011 and received by Buyer’s counsel at 6:25PM.

SCHEDULE 3.2(c)(ii)
Tenant Defaults
See Schedule 3.2(v)

SCHEDULE 3.2(d)
Leasing and Brokerage Commissions and Agreements

Those certain Affiliate Leasing and Brokerage Agreements contained in the data site known as Duke Realty – Partner Connect – Lazard Portfolio under the following folders as of October 19, 2011:

Tenant Information – Commission Agreements

Jurisdiction
Atlanta
Central Florida
Chicago
Columbus
Dallas
Minneapolis

Those certain Third Party Leasing and Brokerage Agreements contained in the data site known as Duke Realty – Partner Connect – Lazard Portfolio under the following folders as of October 19, 2011:

Tenant Information – Commission Agreements

Jurisdiction
Atlanta
Central Florida
Chicago
Columbus
Dallas
Minneapolis

SCHEDULE 3.2(e)
Casualties and Condemnations

1.
O’Hare International Center I, 10275 West Higgins Road, Rosemont, IL- Buyer received a courtesy call from the Village of Rosemont regarding a possible road widening in connection with the widening of Manheim Road by the Illinois Department of Transportation. No decisions have been reached and we have not received any written notice about the amount of land to be taken or if any will be taken.

2.
4700 Lakehurst Court, Columbus, OH – City of Columbus and City of Dublin are negotiating the installation of a roundabout which will require a taking of a part of this property. No final area to be taken has been determined.

3.
Moneygram Tower, 1550 Utica Avenue, Minneapolis, MN – This is not a taking but the Seller is responsible for widening a remaining portion of the private road known as Utica Avenue when sewer improvements are completed pursuant to an Amended and Restated Contract for Private Redevelopment Development Agreement recorded against the property. The widening will affect a small portion of the property. Seller already completed most of the widening of the road.

Casualties Being Handled by Seller Insurance are Attached Below to this Schedule 3.2(e)

Schedule 3.2(j)
Building/ Zoning Violations

GEORGIA

Crestwood
3805 Crestwood Parkway (Crestwood) 3805 Crestwood Parkway, Duluth, GA 30096
Building code violations for expired permits:
BLD 1996-11333 Ground Sign Permit;
BLD 1996-11335 Ground Sign Permit;
BLD 1996-11336 Ground Sign Permit.

3885 Crestwood Parkway (Crestwood) 3885 Crestwood Parkway, Duluth, GA 30096
Building code violations for expired permits:
BLD 1997-10655 Ground Sign Permit;
BLD 1998-01163 Irrigation Permit;
BLD 2001-00840 Electrical only for fire suppression system for Suite 300 – Mitsubishi.

Hampton Green
Hampton Green Office I (Hampton Green) 3950 Shackleford Road, Duluth, GA 30096
Building code violation for expired permit:
BLD 2000-13361 Cooling Tower Permit for Hampton Green Suite 300.

Huntcrest
Huntcrest I (Huntcrest) 1755 North Brown Road, Lawrenceville, GA 30043
Building code violation for expired permit:
BLD 2000-10915 GROUND SIGN.

Huntcrest II (Huntcrest) 1745 North Brown Road, Lawrenceville, GA 30043
Building code violations for expired permits:
BLD 2001-08592 Satellite Antennas 2.4 Bldg 1;
BLD 2001-08595 Satellite Antennas 3.0 Bldg 2;
BLD 2001-08596 Satellite Antennas 3.7 Bldg 1;
BLD 2001-14883 Ground Sign for Motorola.

Huntcrest III (Huntcrest) 1735 North Brown Road, Lawrenceville, GA 30043
Building code violations for expired permit:
BLD 2001-14927 Interior Finish Suite 100 Preferred Alliance.

Sugarloaf
6650 Sugarloaf Parkway (Sugarloaf) 6650 Sugarloaf Parkway, Duluth, GA 30097
Building code violations for expired permits:
BLD 2003-14890 Retaining Wall Permit - Wall #1;
BLD 2003-14891 Retaining Wall Permit - Wall #@;
BLD 2003-00817 Retaining Wall Permit - Wall #3.

Sugarloaf Office II (3039) (Sugarloaf) 3039 Premiere Parkway, Duluth, GA 30096
Building code violations for expired permits:
BLD 1999-01484 Ground Sign Permit;
BLD 2000-03012 Plumbing Only Permit - Suite 700.

Sugarloaf Office III (2810) (Sugarloaf) 2810 Premiere Parkway, Duluth, GA 30096
Buillding code violations for expired permits:
BLD 2000-04389 Ground Sign Permit;
BLD 2000-09026 Ground Sign Permit.

Sugarloaf Office V (Sugarloaf) 3090 Premiere Parkway, Duluth, GA 30097
Building code violation for expired permit:
BLD 2008-06924 Interior finish permit - Suite 300 - CH Robinson.

Sugarloaf VI (Sugarloaf) 2905 Premiere Parkway, Duluth, GA 30097
Building code violations for expired permits:
BLD 2004-13959 Retaining Wall Permit;
BLD 2004-13960 Retaining Wall Permit;
BLD 2005-03800 Retaining Wall Permit;
BLD 2005-12615 Ground Sign Permit;
BLD 2005-13043 Interior Finish, SONA MED SPA Suite 100.

FLORIDA

Highland Oaks
Highland Oaks III (Highland Oaks) 4041 Park Oaks Blvd., Tampa, FL 33610
Expired Permit:
NSG10509 Building Sign/Quality Distribution/Southwest Elevation (Contact Twonda Bell at 813.635.7470 in order to clear)

ILLINOIS

Riverway – Parking Garage building on Lot 9 of Riverway asset encroaches on set-back by up to 1.83 feet.

MINNESOTA

Moneygram
Open permits that could be in violation (The City has requested that all current or future owners agree to close out open permits; contact the Inspections Department at 952.924.2588 to schedule an inspection):

1600 Tower (Moneygram) 1600 Utica Avenue South, St. Louis Park, MN 55416
SL 196565 Alteration Commercial;
SL 196152 Alteration Commercial, Fire Stopping;
SL 195282 Alteration Commercial, Framing;
SL 164923 Alteration Commercial, Framing;
SL 120526 Conversion;
SL 117716 Alteration Commercial, tenant improvements, 4th and 5th floor;
SL 101053 Alteration Commercial, Add Second Required Exit Sign;
SL 095874 Conversion;

MoneyGram Tower (Moneygram) 1550 Utica Avenue South, St. Louis Park, MN 55416
SL196121 Alteration Commercial, Interior office remodel;
SL181762 Alteration Commercial, Adding 3 doors at existing common;
SL162018 Alteration Commercial, Remodel existing space for tenant #945;
SL158470 Alteration Commercial, Tenant Remodeling;
SL154726 Alteration Commercial, Framing;
SL145129 Alteration Commercial, Tenant remodel floors 2,3,4,5,9;
SL090635 Alteration Commercial, Remodel Commercial bldg;
SL078337 Alteration Commercial, Interior Remodeling.

SCHEDULE 3.2(r)
Third Party Loan Documents
Sugarloaf (6650 Sugarloaf Parkway)

1.
Note and Deed to Secure Debt Assumption Agreement dated June 17, 2011 by and between Wells Fargo Bank, N.A., as Trustee for the Registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-C3, 6650 Sugarloaf, LLC and DR 6650, LLC, recorded in Deed Book 50772, Page 197, Records of Gwinnett County, Georgia.

2.	Joinder by and Agreement of Original Indemnitor executed by Eric T. Cape, David Bowen and Thomas Phelps, Jr.

3.	Joinder by and Agreement of New Indemnitor executed by Duke Realty Corporation.

4.	Promissory Note dated April 29, 2005, in the principal amount of $6,000,000.00 executed by 6650 Sugarloaf, LLC in favor of Column Financial, Inc.

5.
Deed to Secure Debt and Security Agreement dated as of April 29, 2005 executed by 6650 Sugarloaf, LLC in favor of Column Financial, Inc., recorded in Book 42745, at Page 63, Records of Gwinnett County, Georgia.

6.
Assignment of Deed to Secure Debt and Security Agreement from Column Financial, Inc., to Wells Fargo Bank, N.A., as trustee for the registered holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates Series 2005-C3, dated as of April 7, 2005, effective as of June 29, 2005, recorded in Book 48522, Page 215, Records of Gwinnett County, Georgia.

7.	Assignment of Leases and Rents dated as of April 29, 2005, executed by 6650 Sugarloaf, LLC in favor of Column Financial, Inc. recorded in Book 42745, Page 134, Records of Gwinnett County, Georgia.

8.	Indemnity and Guaranty Agreement dated as of April 29, 2005 executed by Eric T. Cape, David Bowen and Thomas Phelps, Jr. in favor of Column Financial, Inc.

9.	Hazardous Substances Indemnity Agreement dated as of April 29, 2005, executed by 6650 Sugarloaf, LLC, Eric T. Cape, David Bowen and Thomas Phelps, Jr. in favor of Column Financial, Inc.

10.	Receipt and Closing Certificate dated April 29, 2005 and executed by 6650 Sugarloaf, LLC.

11.	Assignment of Assignment of Leases and Rents dated as of April 7, 2005, but to be effective June 29, 2005, by Column Financial, Inc. and Wells Fargo Bank, N.A., as Trustee for the Registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-C3, recorded in Book 45822, Page 211, Records of Gwinnett County, Georgia.

12.
Partial Release of Assignment of Leases and Rents dated July 12, 2007 by Wells Fargo Bank, N.A., as Trustee for the Registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-C3, recorded in Book 48104, Page 836, Records of Gwinnett County, Georgia.

13.
UCC Financing Statement showing 6650 Sugarloaf, LLC as Debtor and Column Financial, Inc. as Secured Party recorded in Book 42745, Page 144, Records of Gwinnett County, Georgia; as assigned to Wells Fargo Bank, N.A., as trustee for the registered holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates Series 2005-C3 by UCC Financing Statement Amendment, recorded in Book 45822, Page 210, Records of Gwinnett County, Georgia; as amended by UCC Financing Statement Amendment, recorded in Book 48104, Page 835, Records of Gwinnett County, Georgia; as continued by UCC Financing Statement Amendment, recorded in Book 49823, Page 148, Records of Gwinnett County, Georgia.

14.
UCC 1 Financing Statement No. 67-2005-004976 showing 6650 Sugarloaf, LLC as Debtor and Column Financial, Inc. as Secured Party recorded May 18, 2005; as assigned to Wells Fargo Bank, N.A., as trustee for the registered holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates Series 2005-C3 by UCC Financing Statement Amendment No. 67-2005-012998; as continued by UCC Financing Statement Amendment No. 67-2009-008556.

15.	UCC Financing Statement showing 6650 Sugarloaf, LLC as Debtor and Peoples Bank & Trust as Secured Party recorded in Book 46756, Page 358, Records of Gwinnett County, Georgia.

16.	UCC Financing Statement showing DR6650, LLC as Debtor and Wells Fargo Bank, N.A., as Trustee as Secured Party, recorded in Book 50772, Page 238, Records of Gwinnett County, Georgia.

Aegon I (Northwinds III)

1.
Loan Assumption and Modification Agreement dated as of August 2, 2004 between Duke Realty Limited Partnership and Transamerica Occidental Life Insurance Company and joined in by Three and 400 Northwinds Center, L.P., recorded in Book 38160, Page 360, Records of Fulton County, Georgia (including Environmental Insurance Agreement attached thereto).

2.
Assignments of Deed of Trust and Other Loan Documents dated April 1, 2003 by Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company recorded in Book 36985, Page 678, Records of Fulton County, Georgia.

3.	Secured Promissory Note dated October 6, 1999 in the principal amount of $16,312,500.00 executed by Three and 400 Northwinds Center, L.P. in favor of Peoples Benefit Life Insurance Company.

4.
Deed to Secure Debt and Security Agreement dated October 6, 1999 by and between Three and 400 Northwinds Center, L.P. and Peoples Benefit Life Insurance Company recorded in Book 27775, Page 269, Records of Fulton County, Georgia.

5.
QuitClaim Deed of release with Reservation of Easements dated October 7, 2008 from Transamerica Life Insurance Company, as successor by merger to Transamerica Occidental Life Insurance Company to Duke Realty Limited Partnership, recorded in Book 47249, Page 312, Records of Fulton County, Georgia.

6.	Scrivener's Affidavit by Darlene J. Palmer dated November 10, 2008, recorded in Book 47348, Page 386, Records of Fulton County, Georgia.

7.
Loan Documents Modification Agreement dated October, 2008 by and between Transamerica Life Insurance Company and Duke Realty Limited Partnership, recorded in Book 47249, Page 573, Records of Fulton County, Georgia.

8.
Absolute Assignment of Lease and Rents dated October 6, 1999 by and between Three and 400 Northwinds Center, L.P. and Peoples Benefit Life Insurance Company, recorded in Book 27775, Page 322, Records of Fulton County, Georgia.

9.	Unsecured Environmental Indemnity Agreement by Three and 400 Northwinds Center, L.P. in favor of Peoples Benefit Life Insurance Company.

10.	Indemnity Agreement (Indemnity of Carveouts) by Three and 400 Northwinds Center, L.P. in favor of Peoples Benefit Life Insurance Company.

11.
U.C.C. Financing Statement showing Three and 400 Northwinds Center, L.P. as Debtor and Peoples Benefit Life Insurance Company as Secured Party, recorded October 12, 1999 in Book 27775, Page 343, aforesaid Records; as assigned to Transamerica Occidental Life Insurance Company, recorded February 5, 2004 in Book 36998, Page 608, aforesaid Records; as continued by U.C.C. Financing Statement Amendment, recorded June 30, 2004 in Book 37934, Page 274, aforesaid Records; as amended by U.C.C. Financing Statement Amendment, recorded August 4, 2004 in Book 38160, Page 504, aforesaid Records; as further amended by U.C.C. Financing Statement Amendment, recorded October 16, 2008 in Book 47277, Page 27, aforesaid Records; as further amended by U.C.C. Financing Statement Amendment, recorded November 4, 2008 in Book 47328, Page 60, aforesaid Records; as further continued by U.C.C. Financing Statement Amendment, recorded

April 27, 2009 in Book 47870, Page 49, aforesaid Records.

12.
U.C.C. Financing Statement showing Duke Realty Limited Partnership as Debtor and Transamerica Occidental Life Insurance Company as Secured Party, recorded August 4, 2004 in Book 38160, Page 497, aforesaid Records; as amended by U.C.C. Financing Statement Amendment, recorded October 8, 2008 in Book 47249, Page 585, aforesaid Records; as further amended by U.C.C. Financing Statement Amendment, recorded October 16, 2008 in Book 47277, Page 26, aforesaid Records; as continued by U.C.C. Financing Statement Amendment, recorded April 27, 2009 in Book 47870, Page 48, aforesaid Records.

13.
U.C.C. 1 Financing Statement No. 060199919677 showing Three and 400 Northwinds Center, L.P. as Debtor and Peoples Benefit Life Insurance Company as Secured Party, entered of record October 12, 1999 aforesaid Records; as assigned to Transamerica Occidental Life Insurance Company by U.C.C. Financing Statement Amendment No. 060200401900, entered of record February 17, 2004, aforesaid Records; as continued by U.C.C. Financing Statement Amendment No. 060200408369, entered of record June 30, 2004, aforesaid Records; as amended by U.C.C. Financing Statement Amendment No. 060200409978, entered of record August 4, 2004, aforesaid Records; as further amended by U.C.C. Financing Statement Amendment No. 060200409979, entered of record August 4, 2004, aforesaid Records; as further amended by U.C.C. Financing Statement Amendment No. 0602008-10113, entered of record October 8, 2008, aforesaid Records; as further amended by U.C.C. Financing Statement Amendment No. 0602008-10341, entered of record October 16, 2008, aforesaid Records; as further amended by U.C.C. Financing Statement Amendment No. 0602008-10879, entered of record November 4, 2008, aforesaid Records; as further continued by U.C.C. Financing Statement Amendment No. 0602009-03549, entered of record April 27, 2009, aforesaid Records.

Aegon II (Northwinds IV)

1.
Loan Assumption and Modification Agreement dated as of August 2, 2004 between Duke Realty Limited Partnership and Transamerica Occidental Life Insurance Company and joined in by Three and 400 Northwinds Center, L.P. recorded in Book 38160, Page 382, Records of Fulton County, Georgia (including Environmental Insurance Agreement attached thereto).

2.
Assignments of Deed of Trust and Other Loan Documents dated April 1, 2003 by Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company recorded in Book 36985, Page 682, Records of Fulton County, Georgia.

3.	Secured Promissory Note dated October 6, 1999 in the principal amount of $15,525,000.00 executed by Three and 400 Northwinds Center, L.P. in favor of Peoples Benefit Life Insurance Company.

4.	Deed to Secure Debt and Security Agreement dated October 6, 1999 by and between

Three and 400 Northwinds Center, L.P. and Peoples Benefit Life Insurance Company recorded in Book 27770, Page 101, Records of Fulton County, Georgia.

5.
Absolute Assignment of Lease and Rents dated October 6, 1999 by and between Three and 400 Northwinds Center, L.P. and Peoples Benefit Life Insurance Company recorded in Book 27770, Page 154, Records of Fulton County, Georgia.

6.	Unsecured Environmental Indemnity Agreement by Three and 400 Northwinds Center, L.P. in favor of Peoples Benefit Life Insurance Company.

7.	Indemnity Agreement (Indemnity of Carveouts) by Three and 400 Northwinds Center, L.P. in favor of Peoples Benefit Life Insurance Company.

8.
U.C.C. Financing Statement showing Three and 400 Northwinds Center, L.P. as Debtor and Peoples Benefit Life Insurance Company as Secured Party, recorded October 12, 1999 in Book 27770, Page 175, aforesaid Records; as assigned to Transamerica Occidental Life Insurance Company by UCC Financing Statement Amendment, recorded February 5, 2004 in Book 36998, Page 611, aforesaid Records; as continued by U.C.C. Financing Statement Amendment No. 060200408585, recorded July 1, 2004, aforesaid Records; as amended by UCC Financing Statement Amendment, recorded August 4, 2004 in Book 38160, Page 491, aforesaid Records; as further amended by UCC Financing Statement Amendment, recorded January 4, 2005 in Book 39126, Page 454, aforesaid Records; as further amended by UCC Financing Statement Amendment, recorded February 3, 2005 in Book 39333, Page 295, aforesaid Records; as further amended by UCC Financing Statement Amendment, recorded May 1, 2009 in Book 47889, Page 110, aforesaid Records; as continued by UCC Financing Statement Amendment, recorded May 1, 2009 in Book 47889, Page 111, aforesaid Records.

9.
U.C.C. Financing Statement showing Duke Realty Limited Partnership as Debtor and Transamerica Occidental Life Insurance Company as Secured Party, recorded August 4, 2004 in Book 38160, Page 484, aforesaid Records; as amended by UCC Financing Statement Amendment, recorded March 3, 2009 in Book 47660, Page 156, aforesaid Records; as continued by UCC Financing Statement Amendment, recorded March 3, 2009 in Book 47660, Page 157, aforesaid Records.

10.
U.C.C. 1 Financing Statement No. 060199919676 showing Three and 400 Northwinds Center, L.P. as Debtor and Peoples Benefit Life Insurance Company as Secured Party, entered of record October 12, 1999, aforesaid Records; as assigned to Transamerica Occidental Life Insurance Company by U.C.C. Financing Statement Amendment No. 060200401901, entered of record February 17, 2004, aforesaid Records; as continued by U.C.C. Financing Statement Amendment No. 060200408584, entered of record July 1, 2004, aforesaid Records; as amended by U.C.C. Financing Statement Amendment No. 060200409976, entered of record August 4, 2004, aforesaid Records; as further amended by U.C.C. Financing Statement Amendment No. 060200409977, entered of record August 4, 2004, aforesaid Records; as further amended by U.C.C. Financing Statement Amendment

No. 0602009-03668; entered of record May 1, 2009, aforesaid Records; as further continued by U.C.C. Financing Statement Amendment No. 0602009-03669, entered of record May 1, 2009, aforesaid Records.

SCHEDULE 3.2(u)

Security Deposits Held by the Sellers

See Attached

Duke Realty
Schedule 3.2 (u) - Security Deposits by the Sellers
9/30/11

Project ID	Type	City	Bldg Name	Doing Business As	GL Amount
PBBOP02A	Cash	Atlanta	Brookside I	TitleMax of Georgia, Inc.	32,900.50
PBBOP02A	Cash	Atlanta	Brookside I	North Point Underwriters	10,210.56
PBBOP02A	Cash	Atlanta	Brookside I	Volcano Corporation	6,086.67
PBBOP02A	Cash	Atlanta	Brookside I	Lauren Engineers & Constructor	5,339.00
PBBOP02A	Cash	Atlanta	Brookside I	Susan Evans, PSY.D.,PC	4,453.89
PBBOP02A	Cash	Atlanta	Brookside I	Timme Financial Research	4,293.54
PBBOP02A	Cash	Atlanta	Brookside I	Charles E. Saul, PC	3,471.00
PBBOP02A	Cash	Atlanta	Brookside I	Clear2Pay Americas, Inc.	2,871.38
PBBOP02A	Cash	Atlanta	Brookside I	Edwin M. Saginar	2,812.33
PBBOP02A	Cash	Atlanta	Brookside I	Georgia Sales Development, Inc.	2,600.00
PBBOP02A	Cash	Atlanta	Brookside I	Geo-Corp, Inc.	5,425.33
PBBOP04A	Cash	Atlanta	Brookside II	FiberLight, LLC	24,150.00
PBBOP04A	Cash	Atlanta	Brookside II	Uni-Ter Underwriting Mgt. Corp.	22,595.75
PBBOP04A	Cash	Atlanta	Brookside II	Kronos, Inc.	15,857.58
PBBOP04A	Cash	Atlanta	Brookside II	Daugherty Systems, Inc.	15,460.50
PBBOP04A	Cash	Atlanta	Brookside II	Law Office of Kenneth R Luther	4,920.00
PBBOP04A	Cash	Atlanta	Brookside II	Westfal-Larsen Shipping US Inc.	2,990.48
PBBOP04A	Cash	Atlanta	Brookside II	Kelly Services, Inc.	2,566.66
PBBOP04A	Cash	Atlanta	Brookside II	Kitchen of Pleasure	1,652.00
PBCWP001	Cash	Atlanta	3805 Crestwood Pkwy	Shorter University, Inc.	29,108.46
PBCWP001	Cash	Atlanta	3805 Crestwood Pkwy	Lunex Group, Inc.	11,086.25
PBCWP001	Cash	Atlanta	3805 Crestwood Pkwy	Entaire Global Companies, Inc.	7,730.20
PBCWP001	Cash	Atlanta	3805 Crestwood Pkwy	Ask Staffing, Inc.	5,500.00
PBCWP001	Cash	Atlanta	3805 Crestwood Pkwy	Professional Ins. Agents of GA	4,159.17
PBCWP001	Cash	Atlanta	3805 Crestwood Pkwy	Utilities Analyses, Inc.	3,481.75
PBCWP001	Cash	Atlanta	3805 Crestwood Pkwy	LM Consultants, Inc.	1,816.08
PBCWP002	Cash	Atlanta	3885 Crestwood Pkwy	Atlanta Regional Commission	12,203.80
PBCWP002	Cash	Atlanta	3885 Crestwood Pkwy	Law Office of Kenneth R Luther	11,300.00
PBCWP002	Cash	Atlanta	3885 Crestwood Pkwy	Advanced I&I Group, Inc.	4,762.00
PBCWP002	Cash	Atlanta	3885 Crestwood Pkwy	Atlanta Mexican Foods, Inc.	3,926.63
PBCWP002	Cash	Atlanta	3885 Crestwood Pkwy	Feld Entertainment	3,664.38
PBCWP002	Cash	Atlanta	3885 Crestwood Pkwy	Exeter Finance Corporation	7,314.63
PBCWP002	Cash	Atlanta	3885 Crestwood Pkwy	Novalux Amercia, Inc.	2,229.00
PBHGR001	Cash	Atlanta	Hampton Green Office I	Poli Mortgage Group, Inc.	7,204.50
PBHGR001	Cash	Atlanta	Hampton Green Office I	W. Michael Bush, CPA	4,389.13
PBHGR001	Cash	Atlanta	Hampton Green Office I	Configero, LLC	3,253.63
PBHNC01A	Cash	Atlanta	Huntcrest I	Office Suites Plus Prop., Inc.	35,798.00

PBHNC01A	Cash	Atlanta	Huntcrest I	Gwinnett Hospital System, Inc.	8,000.00
PBHNC01A	Cash	Atlanta	Huntcrest I	Dick Robinson Media Atlanta	7,600.00
PBHNC01A	Cash	Atlanta	Huntcrest I	Richland Technologies, LLC	7,081.92
PBHNC02A	Cash	Atlanta	Huntcrest II	PKF North American Network	16,407.78
PBHNC02A	Cash	Atlanta	Huntcrest II	Weissman, Nowack, Curry & Wilco PC	6,296.99
PBHNC02A	Cash	Atlanta	Huntcrest II	Duplicating Products, Inc.	4,890.92
PBHNC02A	Cash	Atlanta	Huntcrest II	Pinnacle Partners Group, LLC	3,340.50
PBHNC02A	Cash	Atlanta	Huntcrest II	Phillip Blount & Assoc., Inc.	2,546.25
PBHNC02A	Cash	Atlanta	Huntcrest II	AWD Management Services, Inc.	1,592.54
PBHNC03A	Cash	Atlanta	Huntcrest III	Brightree LLC	42,403.54
PBHNC03A	Cash	Atlanta	Huntcrest III	Curriculum Advantage, Inc.	19,177.84
PBHNC03A	Cash	Atlanta	Huntcrest III	Medical Dist. Solutions, Inc.	10,715.65
PBHNC03A	Cash	Atlanta	Huntcrest III	Healthcare Partners, Inc.	10,000.00
PBHNC03A	Cash	Atlanta	Huntcrest III	ArcherPoint, LLC	8,910.00
PBHNC03A	Cash	Atlanta	Huntcrest III	Tallmadge & Hill Company	6,700.00
PBHNC03A	Cash	Atlanta	Huntcrest III	Ganek Wright Minsk PC	6,380.44
PBHNC03A	Cash	Atlanta	Huntcrest III	E2E Resources, Inc.	5,000.00
PBHNC03A	Cash	Atlanta	Huntcrest III	Anderson Corporate Solutions	4,416.04
PBHNC03A	Cash	Atlanta	Huntcrest III	HSP Consulting, Inc.	3,298.33
PBNWP002	Cash	Atlanta	Northwinds VII	Magellan Behavioral Health, Inc.	47,863.75
PBNWP002	Cash	Atlanta	Northwinds VII	Obvient Strategies, Inc.	11,427.54
PBNWP002	Cash	Atlanta	Northwinds VII	Southern Investors Group, Ltd.	9,417.15
PBNWP002	Cash	Atlanta	Northwinds VII	AthenaHealth, Inc.	8,160.40
PBNWP002	Cash	Atlanta	Northwinds VII	Eucatex of North America, Inc.	2,662.98
PBNWP002	Cash	Atlanta	Northwinds VII	Attorney's Title Ins. Fund, Inc.	2,125.60
PBNWP003	Cash	Atlanta	Northwinds I	Benjamin F. Edwards & Co., Inc.	45,000.00
PBNWP003	Cash	Atlanta	Northwinds I	Guardian Investment R.E., Inc.	20,000.00
PBNWP003	Cash	Atlanta	Northwinds I	The Standard Register Company	11,670.60
PBNWP003	Cash	Atlanta	Northwinds I	Suntrust Mortgage, Inc.	11,507.67
PBNWP003	Cash	Atlanta	Northwinds I	TechTarget, Inc.	9,173.75
PBNWP003	Cash	Atlanta	Northwinds I	Informatica Corporation	7,500.00
PBNWP004	Cash	Atlanta	Northwinds II	Veeam Software Corporation	40,789.83
PBNWP004	Cash	Atlanta	Northwinds II	Implantable Provider Group, Inc.	8,500.96
PBNWP004	Cash	Atlanta	Northwinds II	Jan-Pro Franchising Int'l, Inc;	6,342.42
PBNWP004	Cash	Atlanta	Northwinds II	SunGard Availability Srvcs LP	5,275.00
PBNWP004	Cash	Atlanta	Northwinds II	Profisee Group, Inc.	4,525.50
PBNWP004	Cash	Atlanta	Northwinds II	George E. Lee, PC	3,351.75
PBNWP004	Cash	Atlanta	Northwinds II	Stewart, Kizzar & Brockelbank	2,470.50
PBNWP005	Cash	Atlanta	Northwinds III	Tensar Corporation	149,620.83
PBNWP005	Cash	Atlanta	Northwinds III	Wells Fargo Securities, LLC	19,910.42
PBNWP005	Cash	Atlanta	Northwinds III	Next Step Learning, Inc.	13,000.00
PBNWP005	Cash	Atlanta	Northwinds III	Pexco, LLC	11,116.77
PBNWP005	Cash	Atlanta	Northwinds III	Fullscope, Inc.	10,000.00
PBNWP005	Cash	Atlanta	Northwinds III	Pace USA, Inc.	6,364.00
PBNWP005	Cash	Atlanta	Northwinds III	Openwave Systems Inc.	6,209.83

PBNWP005	Cash	Atlanta	Northwinds III	O'Kelley & Sorohan Attorneys	5,311.17
PBNWP005	Cash	Atlanta	Northwinds III	Stevens & Williamson, P.C.	5,143.13
PBNWP005	Cash	Atlanta	Northwinds III	KSGW Architects, LLC	4,677.75
PBNWP005	Cash	Atlanta	Northwinds III	Ajilon Professional Staffing	4,357.33
PBNWP005	Cash	Atlanta	Northwinds III	Great American Ins. Co.	4,042.19
PBNWP005	Cash	Atlanta	Northwinds III	Armored Autogroup Sales, Inc.	3,807.92
PBNWP005	Cash	Atlanta	Northwinds III	Whirley & Associates, LLC	2,913.33
PBNWP005	Cash	Atlanta	Northwinds III	Colliers Int'l Valuation	2,509.50
PBNWP005	Cash	Atlanta	Northwinds III	Meridian Realty Consultants	1,588.33
PBNWP005	Cash	Atlanta	Northwinds III	Steele Plus	93.26
PBNWP006	Cash	Atlanta	Northwinds IV	Surgical Information Systems	31,598.00
PBNWP006	Cash	Atlanta	Northwinds IV	Tender Loving Care Health Care	24,624.00
PBNWP006	Cash	Atlanta	Northwinds IV	BB&T Insurance Services, Inc.	11,497.75
PBNWP006	Cash	Atlanta	Northwinds IV	Next Step Learning, Inc.	8,500.00
PBNWP006	Cash	Atlanta	Northwinds IV	The Greater N Fulton Chamber	7,000.00
PBNWP006	Cash	Atlanta	Northwinds IV	Archon Group, LP	6,829.58
PBNWP006	Cash	Atlanta	Northwinds IV	Mangan, Inc.	5,153.75
PBNWP006	Cash	Atlanta	Northwinds IV	B.K.Sterling, Inc.	5,000.00
PBNWP006	Cash	Atlanta	Northwinds IV	Academy Residental Mortgage	4,969.44
PBNWP006	Cash	Atlanta	Northwinds IV	Fishnet Security, Inc.	4,824.63
PBNWP007	Cash	Atlanta	Northwinds V	National Christian Charitable	46,031.38
PBNWP007	Cash	Atlanta	Northwinds V	International Environmental	31,932.17
PBNWP007	Cash	Atlanta	Northwinds V	Stratature, Inc.	13,867.19
PBNWP007	Cash	Atlanta	Northwinds V	CMAC, Inc.	4,813.44
PBNWP008	Cash	Atlanta	Northwinds VI	Amdocs, Inc.	25,677.92
PBNWP008	Cash	Atlanta	Northwinds VI	AIM Systems, Inc.	23,892.19
PBNWP008	Cash	Atlanta	Northwinds VI	Elgia, Inc.	20,000.00
PBNWP008	Cash	Atlanta	Northwinds VI	Dodge Communications, Inc.	18,410.32
PBNWP008	Cash	Atlanta	Northwinds VI	ULQ, LLC	13,890.00
PBNWP008	Cash	Atlanta	Northwinds VI	Knology, Inc.	12,013.50
PBNWP008	Cash	Atlanta	Northwinds VI	Epsilon Data Management, LLC	10,290.71
PBNWP008	Cash	Atlanta	Northwinds VI	Zero 2 Ten, Inc.	6,740.25
PBNWP008	Cash	Atlanta	Northwinds VI	Triton Value Partners, LLC	4,543.29
PBNWP008	Cash	Atlanta	Northwinds VI	B2T Training, LLC	4,073.92
PBNWP008	Cash	Atlanta	Northwinds VI	Nydree Flooring	3,128.73
PBNWP009	Cash	Atlanta	Northwinds Village	Thai-Thai Take-Out/Delivery	4,400.00
PBPRR01A	Cash	Atlanta	Preston Ridge IV	Select Management Resources	42,713.13
PBPRR01A	Cash	Atlanta	Preston Ridge IV	JMP Credit Advisors LLC	28,039.25
PBPRR01A	Cash	Atlanta	Preston Ridge IV	The Evercare Company	23,819.52
PBPRR01A	Cash	Atlanta	Preston Ridge IV	Centro NP LLC	13,452.67
PBPRR01A	Cash	Atlanta	Preston Ridge IV	Goodwin Wright, Inc.	12,567.18
PBPRR01A	Cash	Atlanta	Preston Ridge IV	TitleMax of Georgia, Inc.	9,717.33
PBPRR01A	Cash	Atlanta	Preston Ridge IV	Bella Homes, LLC	7,509.75
PBPRR01A	Cash	Atlanta	Preston Ridge IV	Vein Clinics of America, Inc.	4,033.04
PBPRR01A	Cash	Atlanta	Preston Ridge IV	Infrascience, LLC	4,000.00

PBPRR01A	Cash	Atlanta	Preston Ridge iV	KC Holdings, Inc.	3,879.00
PBPRR01A	Cash	Atlanta	Preston Ridge IV	Beacon Hill Staffing Group LLC	3,490.50
PBPRR01A	Cash	Atlanta	Preston Ridge IV	OmniSource Corporation	2,530.13
PBPRR01A	Cash	Atlanta	Preston Ridge IV	JPC Investment Group, LLC	1,709.51
PBSGL009	Cash	Atlanta	Sugarloaf Office IV	Keck & Wood, Inc.	26,466.50
PBSGL009	Cash	Atlanta	Sugarloaf Office IV	Delta Apparel Inc.	20,925.00
PBSGL009	Cash	Atlanta	Sugarloaf Office IV	Optrex America, Inc.	4,148.21
PBSGL010	Cash	Atlanta	Sugarloaf Office V	Burgess Information Systems	13,621.37
PBSGL010	Cash	Atlanta	Sugarloaf Office V	Clearleap, Inc.	9,966.62
PBSGL010	Cash	Atlanta	Sugarloaf Office V	American Red Cross	5,964.61
PBSGL011	Cash	Atlanta	Sugarloaf VI	Telchemy, Inc.	14,012.38
PBSGL011	Cash	Atlanta	Sugarloaf VI	Peachtree Data, Inc.	10,648.00
PBSGL011	Cash	Atlanta	Sugarloaf VI	Deemer Dana & Froehle LLP	9,871.29
PBSGL011	Cash	Atlanta	Sugarloaf VI	TIF Management, LLC	7,486.06
PBSGL011	Cash	Atlanta	Sugarloaf VI	A.E. Petsche Company, Inc.	4,766.33
PBSGL012	Cash	Atlanta	Sugarloaf VII	Wiss, Janney, Eistner Assc Inc	20,029.79
PBSGL012	Cash	Atlanta	Sugarloaf VII	Business Telephone Systems, Inc.	6,195.00
PBSGL012	Cash	Atlanta	Sugarloaf VII	Lance, Inc.	5,266.67
PBSGL06A	Cash	Atlanta	Sugarloaf Office III (2810)	Westbrook, McGrath, Bridges, Orth	6,026.81
PBSGL06A	Cash	Atlanta	Sugarloaf Office III (2810)	Bosch Rexroth Corporation	3,615.66
PBSGL06A	Cash	Atlanta	Sugarloaf Office III (2810)	AcuSport Corporation	3,329.81
PBSGL13A	Cash	Atlanta	6650 Sugarloaf Parkway	Allstaff HR Group, Inc.	20,000.00
PBSGL13A	Cash	Atlanta	6650 Sugarloaf Parkway	Prime Care Technologies, Inc.	10,000.00
PBSGL13A	Cash	Atlanta	6650 Sugarloaf Parkway	Virtual Properties Plus, Inc.	9,188.29
PBSGL13A	Cash	Atlanta	6650 Sugarloaf Parkway	Wilson Pulley Lewis, LLC	6,158.33
PBWDW001	Cash	Atlanta	800 North Point Parkway	Alcatel-Lucent USA Inc.	426,773.49
PBWDW002	Cash	Atlanta	900 North Point Parkway	Alcatel-Lucent USA Inc.	323,226.51
PBATR001	Cash	Chicago	Atrium II	Hodges Loizzi Eisenhammer	8,552.00
PBATR001	Cash	Chicago	Atrium II	American Digital Corporation	5,000.00
PBATR001	Cash	Chicago	Atrium II	Fleetmatics USA, Inc.	3,333.33
PBATR001	Cash	Chicago	Atrium II	Vista Resources, Inc.	1,236.00
PBETW001	Cash	Chicago	Executive Towers I	Redbox Automated Retail, LLC	150,000.00
PBETW001	Cash	Chicago	Executive Towers I	Blue Cargo Group, LLC	25,642.55
PBETW001	Cash	Chicago	Executive Towers I	Weir International Mining Con	15,748.98
PBETW001	Cash	Chicago	Executive Towers I	SFH Company, LLC	9,926.93
PBETW001	Cash	Chicago	Executive Towers I	Guaranteed Rate, Inc.	9,900.00
PBETW001	Cash	Chicago	Executive Towers I	Check Point Software Tech. Inc.	7,254.30
PBETW001	Cash	Chicago	Executive Towers I	Brocade Communications Systems	5,399.99
PBETW001	Cash	Chicago	Executive Towers I	Hexacode, LLC	2,500.00
PBETW001	Cash	Chicago	Executive Towers I	Nikitasha, Inc.	1,000.00
PBETW002	Cash	Chicago	Executive Towers II	Matson, Driscoll & Damico, LLP	8,846.01
PBETW002	Cash	Chicago	Executive Towers II	Century Distribution Systems	7,100.00
PBETW002	Cash	Chicago	Executive Towers II	Halsted Street Deli	1,500.00
PBETW003	Cash	Chicago	Executive Towers III	Griffin Pipe Products	50,000.00
PBETW003	Cash	Chicago	Executive Towers III	Management Assoc. of IL, The	44,553.33

PBETW003	Cash	Chicago	Executive Towers III	Dan River, Inc.	2,858.33
PBETW003	Cash	Chicago	Executive Towers III	Halsted Street Deli, Inc.	1,599.50
PBOIC001	Cash	Chicago	O'Hare International Ctr I	D.P. Technology Corp.	11,712.99
PBOIC001	Cash	Chicago	O'Hare International Ctr I	Akoya, Inc.	9,025.26
PBOIC001	Cash	Chicago	O'Hare International Ctr I	Pacific Direct Incorporated	5,222.58
PBOIC001	Cash	Chicago	O'Hare International Ctr I	Minnesota Life Insurance Co.	5,200.00
PBOIC001	Cash	Chicago	O'Hare International Ctr I	CBS Personnel Holdings, Inc.	609.33
PBOIC002	Cash	Chicago	O'Hare International Ctr II	LifeWatch Services, Inc.	650,000.00
PBOIC002	Cash	Chicago	O'Hare International Ctr II	Direct Medical Data	16,710.00
PBOKM001	Cash	Chicago	Oakmont Tech Center	Targeted Molecular Diagnostic	25,000.00
PBOKM001	Cash	Chicago	Oakmont Tech Center	HA International, LLC	21,419.31
PBRVW01A	Cash	Chicago	Riverway East	VanBuren Advisors, LLC	12,000.00
PBRVW01A	Cash	Chicago	Riverway East	OMS National Insurance Company	9,968.00
PBRVW01A	Cash	Chicago	Riverway East	Market Tools, Inc.	8,908.86
PBRVW01A	Cash	Chicago	Riverway East	Ponvia Technology, Inc.	8,410.00
PBRVW02A	Cash	Chicago	Riverway West	Simple Green	30,000.00
PBRVW02A	Cash	Chicago	Riverway West	The NPD Group, Inc.	23,319.13
PBRVW02A	Cash	Chicago	Riverway West	Vistage Worldwide, Inc.	19,137.24
PBYRK001	Cash	Chicago	2000 York Road	Integrated Merchandising System	38,618.56
PBYRK001	Cash	Chicago	2000 York Road	PerkinElmer, Inc.	11,134.00
PBYRK001	Cash	Chicago	2000 York Road	Boss Online, Inc.	5,170.00
PBYRK001	Cash	Chicago	2000 York Road	Control Engineering Corp.	2,159.44
PBYRK001	Cash	Chicago	2000 York Road	Franklin Partners, LLC	2,145.00
PBEAS004	Cash	Columbus	Easton Way One	Regus Business Centre Corp	74,622.76
PBEAS006	Cash	Columbus	Easton Way Three	Innovative Architect Planners	11,852.64
PBEAS006	Cash	Columbus	Easton Way Three	Total Quality Logistics, LLC	7,828.37
PBEAS006	Cash	Columbus	Easton Way Three	Harrison and Alo, LLC	4,438.21
PBSCI001	Cash	Columbus	Scioto Corporate Center	Frank E. Clegg, III	3,092.25
PBSCI001	Cash	Columbus	Scioto Corporate Center	B&B Research, Inc.	1,570.00
PBTUT005	Cash	Columbus	5500 Glendon Court	Mindleaders.com, Inc.	23,295.34
PBTUT015	Cash	Columbus	Atruim II, South Tower	Alternate Solutions Management	4,497.46
PBTUT015	Cash	Columbus	Atruim II, South Tower	Caffe Tomaso, Inc.	449.35
PBTUT016	Cash	Columbus	Atrium II, North Tower	Retirement Marketing Solutions	5,528.13
PBTUT017	Cash	Columbus	Blazer I	Delta Dental Plan of Ohio, Inc.	8,300.00
PBTUT019	Cash	Columbus	Blazer II	Robert Half International	4,663.54
PBTUT020	Cash	Columbus	Emerald III	Aerotek, Inc.	13,000.00
PBTUT020	Cash	Columbus	Emerald III	Clemans, Nelson, & Associates	4,399.35
PBACP001	Cash	Dallas	One Allen Center	GDSX, LTD	22,170.75
PBACP001	Cash	Dallas	One Allen Center	No Magic Incorporated	14,914.38
PBACP001	Cash	Dallas	One Allen Center	Cruse Financial Group, Inc.	10,980.38
PBACP001	Cash	Dallas	One Allen Center	Replacement Source of America	10,094.18
PBACP001	Cash	Dallas	One Allen Center	Patriot Bank	9,499.00
PBACP001	Cash	Dallas	One Allen Center	Webb, Scott dba AFLAC	8,709.33
PBACP001	Cash	Dallas	One Allen Center	Warmbrodt & Associates, PLLC	8,204.84
PBACP001	Cash	Dallas	One Allen Center	Simcrest, Inc.	8,076.77

PBACP001	Cash	Dallas	One Allen Center	Allen Economic Development	6,297.71
PBACP001	Cash	Dallas	One Allen Center	Law Offices T. Craig Friesland	5,901.50
PBACP001	Cash	Dallas	One Allen Center	Eli Daniel Group, LLC	3,443.00
PBACP001	Cash	Dallas	One Allen Center	Wealth Management Group, LLC	3,003.19
PBACP001	Cash	Dallas	One Allen Center	Wham	2,890.33
PBACP001	Cash	Dallas	One Allen Center	Southwest Securities, Inc.	2,867.81
PBACP001	Cash	Dallas	One Allen Center	Munson Law Offices	2,683.33
PBFRS003	Cash	Dallas	Duke Bridges III	University of Dallas	23,283.00
PBFRS003	Cash	Dallas	Duke Bridges III	SomnoMed, Inc.	17,141.42
PBFRS003	Cash	Dallas	Duke Bridges III	Quorum Health Resources, LLC	13,518.04
PBFRS003	Cash	Dallas	Duke Bridges III	Associated Network Ptnrs, Inc.	8,446.50
PBFRS003	Cash	Dallas	Duke Bridges III	Debt Regret, Inc.	7,756.84
PBFRS003	Cash	Dallas	Duke Bridges III	Advanced Ergonomics, Inc.	7,309.96
PBFRS003	Cash	Dallas	Duke Bridges III	Legacy Physicians Group	5,203.00
PBFRS003	Cash	Dallas	Duke Bridges III	United American Steel Construc	4,119.33
PBFRS003	Cash	Dallas	Duke Bridges III	Peterson Beckner Industries	3,188.17
PBFRS003	Cash	Dallas	DukeBridges III	SEMbio Partners, Inc	3,164.06
PBLGP002	Cash	Dallas	5556 Tennyson Parkway	MedAssets Net Revenue Systems	330,904.67
PBSLP160	Cash	Minneapolis	1600 Tower	Dakota Growers Pasta Co, Inc.	41,328.96
PBSLP160	Cash	Minneapolis	1600 Tower	Coherent Solutions, Inc.	9,386.55
PBTET01A	Cash	Minneapolis	MoneyGram Tower	Primacy Relocation, LLC	13,040.46
PBTET01A	Cash	Minneapolis	MoneyGram Tower	Commander Services Group, LLC	12,801.08
PBTET01A	Cash	Minneapolis	MoneyGram Tower	Healthland, Inc.	8,820.97
PBTET01A	Cash	Minneapolis	MoneyGram Tower	BCS Financial Corporation	5,420.33
PBTET01A	Cash	Minneapolis	MoneyGram Tower	Moet Hennessy USA, Inc.	5,150.03
PBTET01A	Cash	Minneapolis	MoneyGram Tower	Gloria E. Mihevc, Inc.	2,166.38
PBTET01A	Cash	Minneapolis	MoneyGram Tower	Meister, Donald	1,770.64
PBCLB001	Cash	Orlando	Celebration Business Ctr I	All Star Vacation Home Mgt Inc.	7,000.00
PBCLB001	Cash	Orlando	Celebrations Business Ctr I	Total Renal Care, Inc.	5,735.63
PBCLB001	Cash	Orlando	Celebration Business Ctr I	Green Earth Technologies, Inc.	5,700.85
PBCLB001	Cash	Orlando	Celebration Business Ctr I	CFL Pizza, LLC	3,148.60
PBCLB003	Cash	Orlando	Celebration Office Center I	Channel Intelligence, Inc.	97,000.00
PBCLB003	Cash	Orlando	Celebration Office Center I	Florida MEP	16,650.00
PBNPT004	Cash	Orlando	Northpoint IV	Collect Southeast, LLC	12,359.50
PBNPT004	Cash	Orlando	Northpoint IV	Brijot Imaging Systems, Inc.	5,907.42
PBNPT004	Cash	Orlando	Northpoint IV	Spectrum Bridge, Inc.	4,025.88
PBNPT01A	Cash	Orlando	Northpoint I	Koos Technical Services	15,318.57
PBNPT01A	Cash	Orlando	Northpoint I	Florida Insurance Specialists	12,343.33
PBNPT01A	Cash	Orlando	Northpoint I	Evok Advertising & Design	8,806.50
PBNPT01A	Cash	Orlando	Northpoint I	Signeo USA, LLC	8,585.41
PBNPT01A	Cash	Orlando	Northpoint I	Moffatt & Nichol, Inc.	7,996.63
PBNPT01A	Cash	Orlando	Northpoint I	Smith Hanley Consulting Group	5,980.95
PBNPT01A	Cash	Orlando	Northpoint I	James Mancuso & Associates	1,855.67
PBNPT02A	Cash	Orlando	Northpoint II	Countrywide Bank, FSB	30,385.25
PBNPT02A	Cash	Orlando	Northpoint II	Parker Vision, Inc.	21,822.83

PBNPT02A	Cash	Orlando	Northoint II	Seacoast Underwriters, Inc.	10,087.56
PBNPT02A	Cash	Orlando	Northpoint II	Bayard Advertising Agency	5,134.39
PBHLO001	Cash	Tampa	Highland Oaks I	Opis Management Resources, Inc.	38,000.00
PBHLO001	Cash	Tampa	Highland Oaks I	PS Executive Centers	23,908.00
PBHLO001	Cash	Tampa	Highland Oaks I	Environ International Corp.	12,534.49
PBHLO001	Cash	Tampa	Highland Oaks I	Crop Production Services, Inc.	5,641.17
PBHLO002	Cash	Tampa	Highland Oaks II	Sunview Software, Inc.	13,657.58
PBHLO005	Cash	Tampa	Highland Oaks V	Infiniti Resource Mgt. Group	18,970.00
Cash Security Deposit Subtotal					4,979,196.03

Letters of Credit

Project ID	Type	City	Bldg Name	Doing Business As	GL Amount
PBBOP04A	LOC	Atlanta	Brookside II	Bach, Dewberry & Hipes, LLC	10,000.00
PBSGL010	LOC	Atlanta	Sugarloaf Office V	Clearleap, Inc.	140,000.00
PBATR001	LOC	Chicago	Atrium II	Scranton Gillette Communication	50,000.00
PBETW002	LOC	Chicago	Executive Towers II	Abercrombie & Kent, Inc.	677,967.33
PBETW002	LOC	Chicago	Executive Towers II	Ambitech Engineering Corp.	1,000,000.00
PBETW003	LOC	Chicago	Executive Towers III	Column Technologies, Inc.	34,579.41
PBRVW01A	LOC	Chicago	Riverway East	Clark Baird Smith, LLP	60,000.00
PBRVW02A	LOC	Chicago	Riverway West	Imagetec, L.P.	15,323.75
PBTUT003	LOC	Columbus	4700 Lakehurst Court	Sequent, Inc.	79,000.00
PBNPT004	LOC	Orlando	Northpoint IV	Entrust Administration Service	23,724.75
PBHLO003	LOC	Tampa	Highland Oaks III	Quality Distribution, Inc.	500,000.00
LOC Subtotal					2,590,595.24

SCHEDULE 3.2(v)

Delinquency Reports

AR18 v006

Page 1

Schedule 3.2(v) – Delinquency Report

Duke Realty Corporation

Aged Receivables Delinquency Report

For period ending: 09/30/2011

Threshold Amount: $0

Lease ID	Name	Aged 61-90	Aged 90+	Delinquent Amount
Midwest				
Chicago Office				
PBETW001 - Executive Towers I				
LJOSEST01	Joseph Strauss Ins. Agency,Inc	6,405.44	2,457.80	8,863.24
LNATIMU21	Nationwide Mutual Insurance Co	0.00	109.68	109.68
	Executive Towers I Total:	6,405.44	2,567.48	8,972.92
PBRVW01A - Riverway East				
LPAULER01	Paulsen, Erin M., D.N.	150.00	0.00	150.00
PBRVW03A - Riverway Central				
LGENESE28	General Services Administ.	0.00	6,251.55	6,251.55
	Chicago Office Total:	**6,555.44**	**8,819.03**	**15,374.47**
Columbus Office				
PBEAS004 - Easton Way One				
LUNITAS01	Unity Asset Holdings LLC	0.00	391.30	391.30
	Easton Way One Total:	0.00	391.30	391.30
PBEAS005 - Easton Way Two				
ANEXTCO06	Nextel Communications	476.04	29.35	505.39
	Easton Way Two Total:	476.04	29.35	505.39
PBNWA004 - 6525 West Campus Oval				
LLIBEMU12	Liberty Mutual Insurance Co.	0.00	1,261.98	1,261.98
	6525 West Campus Oval Total:	0.00	1,261.98	1,261.98
PBTUT015 - Atrium II, South Tower				
LDUKEFI07	Duke Fitness Centers, LLC	925.67	0.00	925.67
LIBM///10	IBM Corporation	0.00	19,680.38	19,680.38
	Atrium II, South Tower Total:	925.67	19,680.38	20,606.05
	Columbus Office Total:	**1,401.71**	**21,363.01**	**22,764.72**
Minneapolis Office				
PBTET01A - MoneyGram Tower				
LMEISDO01	Meister, Donald	566.60	0.00	566.60
	MoneyGram Tower Total:	566.60	0.00	566.60
	Minneapolis Office Total:	**566.60**	**0.00**	**566.60**
	Midwest Total:	**8,523.75**	**30,182.04**	**38,705.79**
South				
Dallas Office				
PBACP001 - One Allen Center				
LHALOGR01	Halo Group, Inc.	39,137.40	0.00	39,137.40
	One Allen Center Total:	39,137.40	0.00	39,137.40
PBFRS003 - Duke Bridges III				
LDEBTRE01	Debt Regret, Inc.	0.00	1,124.63	1,124.63

Run Date/Time: 10/13/2011 5:04:57PM
For period ending: 09/30/2011

Duke Realty Corporation

Aged Receivables Delinquency Report

AR18 v006
Page 2

Threshold Amount: $0

Lease ID	Name	Aged 61-90	Aged 90+	Delinquent Amount
South				
Dallas Office				
	Duke Bridges III Total:	0.00	1,124.63	1,124.63
	Dallas Office Total:	**39,137.40**	**1,124.63**	**40,262.03**
	South Total:	**39,137.40**	**1,124.63**	**40,262.03**
Southeast				
Atlanta Office				
PBBOP02A - Brookside I				
LMONOHO01	Monolith Hospitality, LLC	903.31	0.00	903.31
LMONOHO02	Monolith Hospitality, LLC	0.00	1,355.26	1,355.26
	Brookside I Total:	903.31	1,355.26	2,258.57
PBBOP04A - Brookside II				
LCLORSA01	The Clorox Sales Company	136.00	952.02	1,088.02
LHISCAS02	Hiscutt & Associates, Inc.	0.00	495.08	495.08
	Brookside II Total:	136.00	1,447.10	1,583.10
PBHNC01A - Huntcrest I				
LINVIME01	Inviro Medical Devices, Inc.	0.00	53,977.82	53,977.82
PBHNC02A - Huntcrest II				
AONE/RI02	One Ring Networks, Inc.	0.00	60.00	60.00
	Huntcrest II Total:	0.00	60.00	60.00
PBHNC03A - Huntcrest III				
AONE/RI03	One Ring Networks, Inc.	0.00	20.00	20.00
PBNWP002 - Northwinds VII				
LCHARCL01	Chartis Claims, Inc.	2,605.26	1,350.40	3,955.66
LKFCONS01	K & F Consulting, Inc.	12,204.51	409.23	12,613.74
	Northwinds VII Total:	14,809.77	1,759.63	16,569.40
PBNWP003 - Northwinds I				
LHQGLOB01	HQ Global Workplaces, Inc.	0.00	16,243.62	16,243.62
LHYPELE01	Hyperion Legal Group	0.00	14,603.20	14,603.20
	Northwinds I Total:	0.00	30,846.82	30,846.82
PBNWP004 - Northwinds II				
LKNOW//02	KnowledgeStorm, Inc.	0.00	1,656.10	1,656.10
LWELLFA23	Wells Fargo Advisors, LLC	0.00	112.00	112.00
	Northwinds II Total:	0.00	1,768.10	1,768.10
PBNWP005 - Northwinds III				
LOPPENH02	Oppenheimer & Co. Inc.	0.00	217.00	217.00
LWELLFA29	Wells Fargo Securities, LLC	3,110.97	0.00	3,110.97
	Northwinds III Total:	3,110.97	217.00	3,327.97
PBNWP009 - Northwinds Village				
LISHRED01	I-Shred, Inc.	2,064.53	2,680.24	4,744.77

Run Date/Time: 10/13/2011 5:04:57PM
For period ending: 09/30/2011
Duke Realty Corporation
Aged Receivables Delinquency Report
AR18 v006
Page 3

Threshold Amount: $0

Lease ID	Name	Aged 61-90	Aged 90+	Delinquent Amount
Southeast				
Atlanta Office				
	Northwinds Village Total:	2,064.53	2,680.24	4,744.77
PBSGL010 - Sugarloaf Office V				
LSIEMEN13	Siemens Corporation	16,631.08	0.00	16,631.08
	Sugarloaf Office V Total:	16,631.08	0.00	16,631.08
PBSGL05A - Sugarloaf Office II (3039)				
LGABROB03	GAB Robins North America, Inc.	0.00	18,480.71	18,480.71
	Sugarloaf Office II (3039) Total:	0.00	18,480.71	18,480.71
PBSGL13A - 6650 Sugarloaf Parkway				
LWILSPU01	Wilson Pulley Lewis, LLC	6,427.83	6,427.83	12,855.66
	6650 Sugarloaf Parkway Total:	6,427.83	6,427.83	12,855.66
	Atlanta Office Total:	**44,083.49**	**119,040.51**	**163,124.00**
Central Florida Office				
PBCLB001 - Celebration Business Center I				
AUNITP116	United Parcel Service	0.00	0.50	0.50
PBHLO001 - Highland Oaks I				
AUNITPA88	United Parcel Service	0.00	17.50	17.50
	Central Florida Office Total:	**0.00**	**18.00**	**18.00**
	Southeast Total:	**44,083.49**	**119,058.51**	**163,142.00**
	Report Total:	**91,744.64**	**150,365.18**	**242,109.82**

Schedule 3.3(h)(ii)

Lease Agreements from October 14, 2011 Through October 20, 2011

GEORGIA

Building Name	Tenant Name	Description of Lease Terms
Hampton Green Office I	Rock Tenn Company
Lease commenced on 9/1/11 and is for 26,335 rsf. One year of Free Rent. Net Rent is $10.30/rsf (Year 1), $11.73/rsf (average over Term). Lease Term is 11 years, six months. Outside Leasing Commission is $9.82/sf, Inside Leasing Commission is $4.91/sf. TI Costs are $35.00/sf and Other Capital Costs are $5.41/sf.

Hampton Green Office I	Rock Tenn Company
Lease commences on 1/3/12 and is for 42,331 rsf. One year of Free Rent. Net Rent is $10.30/rsf (Year 1), $11.77/rsf (average over Term). Lease Term is 11 years, 1 month. Outside Leasing Commission is $9.82/sf, Inside Leasing Commission is $4.91/sf. TI Costs are $35.00/sf and Other Capital Costs are $5.41/sf.

Hampton Green Office I	Rock Tenn Company
Lease commences on 1/15/12 and is for 11,912 rsf. One year of Free Rent. Net Rent is 10.30/rsf (Year 1), $11.77/rsf (average over Term). Lease Term is 11 years, 1 month. Outside Leasing Commission is $9.82/sf, Inside Leasing Commission is $4.91/sf. TI Costs are $35.00/sf and Other Capital Costs are $5.41/sf.

Hampton Green Office I	Rock Tenn Company
Lease commences on 2/18/12 and is for 2,559 rsf. One year of Free Rent. Net Rent is $10.30/rsf (Year 1), $11.79/rsf (average over Term). Lease Term is 11 years. Outside Leasing Commission is $9.82/sf, Inside Leasing Commission is $4.91/sf.

Brookside I	TitleMax
Lease commences on 11/1/11 and is for 7,971 rsf. Rent is reduced by 50% off the face amount for the first 20 months of the Term. Net Rent is $8.72/rsf (Year 1), $6.72/rsf (average over Term). Lease Term is 5 years, 2 months. Outside Leasing Commission is $4.51/sf, Inside Leasing Commission is $2.26/sf. TI Costs are $.00/sf and Other Costs are $.00/sf.

ILLINOIS

Building Name	Tenant Name	Lease Description
Executive Towers III	State Farm Automobile Ins. Co.
Lease commences on 10/1/13 and is for 71,876 rsf. Net Rent is $13.05/rsf (Year 1), $13.05/rsf (average over Term). Lease Term is 5 Years. Outside Leasing Commission is $6.25/sf, Inside Leasing Commission is $3.13/sf. TI costs are $7.20/sf and Other Capital Costs are $.00/sf.

Executive Towers III	State Farm Automobile Ins. Co.
Lease commences on 6/1/12 and is for 82,017 rsf. Net Rent is $13.24/rsf (Year 1), $13.10 (average over Term). Lease Term is 6 Years, 4 months. Outside Leasing Commission is $7.92/sf, Inside Leasing Commission is $3.96/sf. TI Costs are $25.00/sf and Other Capital Costs are $.00/sf.

O’Hare International I	Phillips/Advanced Transformer
Lease commences on 1/1/13 and is for 73,753 rsf. One year of Free Rent. Net Rent is $13.25/rsf (Year 1), $11.20/rsf (average over Term). Lease Term is 5 Years. Outside Leasing Commission is $5/sf, Inside Leasing Commission is $2.50/sf. TI Costs are $.27/sf and Other Capital Costs are $10.99/sf.

O’Hare International I	Phillips/Advanced Transformer
Lease commences on 1/1/13 and is for 986 rsf. Gross Rent is $11.78/rsf (Year 1), $11.78/rsf (average over Term). Lease Term is 5 years. No leasing commissions apply. TI Costs are $.00 /sf and Other Capital Costs are $.00/sf.

Riverway East/West	US Foods
Lease commencement date is not specified and is for 90,018 rsf. Free Rent for 5 months. Net Rent is $16.50/sf (Year 1), $17.29 (average over Term). Lease Term is 9 Years, 6 Months. Outside Leasing Commission is $8.79/sf, Inside Leasing Commission is $4.40/sf. TI Costs are $27.94/sf and Other Capital Costs are $2.44/sf.

SCHEDULE 3.5(b)(ii)

Owner’s Association Officer and
Director Assignment Properties

1. Properties for which Buyer is requesting Board resignations:

Florida
Highland Oaks I (Highland Oaks) 10150 Highland Manor Drive, Tampa, FL 33610;
Highland Oaks II (Highland Oaks) 10210 Highland Manor Drive, Tampa, FL 33610;
Highland Oaks V (Highland Oaks) 10401 Highland Manor Drive, Tampa, FL 33610;
Highland Oaks III (Highland Oaks) 4041 Park Oaks Blvd., Tampa, FL 33610;
Highland Oaks IV (Highland Oaks) 4042 Park Oaks Blvd., Tampa, FL 33610;
Northpoint I (Northpoint) 1025 Greenwood Boulevard, Lake Mary, FL 32746;
Northpoint II (Northpoint) 1035 Greenwood Boulevard, Lake Mary, FL 32746;

Georgia
800 North Point Parkway (North Point ) 800 North Point Parkway, Alpharetta, GA 30005;
900 North Point Parkway (North Point) 900 North Point Parkway, Alpharetta, GA 30005;
Northwinds Village (Northwinds) 11525 Haynes Bridge Road, Alpharetta, GA 30009;
Northwinds IV (Northwinds) 11605 Haynes Bridge Road, Alpharetta, GA 30009;
Northwinds V (Northwinds) 11625 Rainwater Drive, Alpharetta, GA 30009;
Northwinds VI (Northwinds) 11675 Rainwater Drive, Alpharetta, GA 30009;
Northwinds I (Northwinds) 2475 Northwinds Parkway, Alpharetta, GA 30009;
Northwinds III (Northwinds) 2500 Northwinds Parkway, Alpharetta, GA 30009;
Northwinds II (Northwinds) 2520 Northwinds Parkway, Alpharetta, GA 30009;
Northwinds VII (Northwinds) 2550 Northwinds Parkway, Alpharetta, GA 30009;
Northwinds Parking Lot (Northwinds) Northwinds Restaurant, Alpharetta, GA 30009;
Northwinds Restaurant (Northwinds) Northwinds Restaurant, Alpharetta, GA 30009;
Sugarloaf Office III (2810) (Sugarloaf) 2810 Premiere Parkway, Duluth, GA 30096;
2850 Premiere Parkway (Sugarloaf) 2850 Premiere Parkway, Duluth, GA 30136;
Sugarloaf VI (Sugarloaf) 2905 Premiere Parkway, Duluth, GA 30097;
Sugarloaf VII (Sugarloaf) 2915 Premiere Parkway, Duluth, GA 30097;
Sugarloaf Office II (3039) (Sugarloaf) 3039 Premiere Parkway, Duluth, GA 30096;
Sugarloaf Office V (Sugarloaf) 3090 Premiere Parkway, Duluth, GA 30097;
6650 Sugarloaf Parkway (Sugarloaf) 6650 Sugarloaf Parkway, Duluth, GA 30097;
Sugarloaf Office I (Sugarloaf) 6700 Sugarloaf Parkway, Duluth, GA 30097;

Illinois
O'Hare International Ctr II (OIC) 10255 West Higgins Road, Rosemont, IL 60018;
O'Hare International Ctr I (OIC) 10275 West Higgins Road, Rosemont, IL 60018;
Riverway Daycare (Riverway) 6107 N. River Road, Rosemont, IL 60018;
Riverway East (Riverway) 6133 North River Road, Rosemont, IL 60018;

Riverway Central (Riverway) 9377 West Higgins Street, Rosemont, IL 60018;
Riverway West (Riverway) 9399 West Higgins Road, Rosemont, IL 60018;

Ohio
Qwest (Tuttle Crossing) 4650 Lakehurst Court, Dublin, OH 43016;
4700 Lakehurst Court (Tuttle Crossing) 4700 Lakehurst Court, Dublin, OH 43016;
Atrium II, South Tower (Tuttle Crossing) 5455 Rings Road, Dublin, OH 43017;
Atrium II, North Tower (Tuttle Crossing) 5475 Rings Road, Dublin, OH 43017;
5500 Glendon Court (Tuttle Crossing) 5500 Glendon Court, Dublin, OH 43016;
Blazer II (Tuttle Crossing) 5550 Blazer Parkway, Dublin, OH 43017;
5555 Glendon Court (Tuttle Crossing) 5555 Glendon Court, Dublin, OH 43016;
5555 Parkcenter Circle (Tuttle Crossing) 5555 Parkcenter Circle, Dublin, OH 43017;
Blazer I (Tuttle Crossing) 5600 Blazer Parkway, Dublin, OH 43017;
Parkwood II (Tuttle Crossing) 5900 Parkwood Place, Dublin, OH 43016;
Parkwood Place (Tuttle Crossing) 6000 Parkwood Place, Dublin, OH 43016;
Compmanagement (Tuttle Crossing) 6377 Emerald Parkway, Dublin, OH 43016;
Emerald III (Tuttle Crossing) 6500 Emerald Parkway, Dublin, OH 43016;

Texas
One Allen Center (One Allen) 700 Central Expy South, Allen, TX 75013;
Duke Bridges III (Duke Bridge) 7460 Warren Parkway, Frisco, TX 75034 (With respect to Frisco Bridges Association only)

2. Properties for which Buyer is requesting Board resignations to the extent Seller holds an interest therein:

Florida
Celebration Business Center II (Celebration) 1120-1128 Celebration Blvd., Celebration, FL 34747;
Celebration Business Center I (Celebration) 1130-1154 Celebration Blvd., Celebration, FL 34747;
Celebration Office Center II (Celebration) 1170 Celebration Boulevard, Celebration, FL 34747;
Celebration Office Center I (Celebration) 1180 Celebration Boulevard, Celebration, FL 34747;

Georgia
Brookside I (Brookside/Radiant) 3625 Brookside Parkway, Alpharetta, GA 30022;
Brookside II (Brookside/Radiant) 3655 Brookside Parkway, Alpharetta, GA 30022;
Radiant II (Brookside/Radiant) 3905 Brookside Parkway, Alpharetta, GA 30022;
Radiant I (Brookside/Radiant) 3925 Brookside Parkway, Alpharetta, GA 30004;
3805 Crestwood Parkway (Crestwood) 3805 Crestwood Parkway, Duluth, GA 30096;
3885 Crestwood Parkway (Crestwood) 3885 Crestwood Parkway, Duluth, GA 30096;
Hampton Green Office I (Hampton Green) 3950 Shackleford Road, Duluth, GA 30096;
Huntcrest III (Huntcrest) 1735 North Brown Road, Lawrenceville, GA 30043;
Huntcrest II (Huntcrest) 1745 North Brown Road, Lawrenceville, GA 30043;
Huntcrest I (Huntcrest) 1755 North Brown Road, Lawrenceville, GA 30043;
Huntcrest IV (Huntcrest) Huntcrest IV, Lawrenceville, GA 30043;
Preston Ridge IV (Preston Ridge) 3440 Preston Ridge Road, Alpharetta, GA 30005;

Illinois
Atrium II (Atrium) 3030 Salt Creek Lane, Arlington Heights, IL 60005;
2275 Cabot Drive (Cabot Drive) 2275 Cabot Drive, Lisle, IL 60532;

Ohio
Easton Way Three (Easton) 4249 Easton Way, Columbus, OH 43219;
Easton Way Two (Easton) 4349 Easton Way, Columbus, OH 43219;
4400 Easton Commons (Easton) 4400 Easton Commons, Columbus, OH 43219;
Easton Way One (Easton) 4449 Easton Way, Columbus, OH 43219;
Scioto Corporate Center (Scioto) 5500 Frantz Road, Dublin, OH 43017;
6525 West Campus Oval (West Campus Oval) 6525 West Campus Oval, New Albany, OH 43054;

Texas
5556 Tennyson Parkway (Tennyson) 5556 Tennyson Parkway, Plano, TX 75024;
5560 Tennyson Parkway (Tennyson) 5560 Tennyson Parkway, Plano, TX 75024.

SCHEDULE 3.5(b)(iii)

Owner’s Association Declarant/Developer
Assignment Properties

1. Declarant assignment/resignations:

Florida
Highland Oaks I (Highland Oaks) 10150 Highland Manor Drive, Tampa, FL 33610;
Highland Oaks II (Highland Oaks) 10210 Highland Manor Drive, Tampa, FL 33610;
Highland Oaks V (Highland Oaks) 10401 Highland Manor Drive, Tampa, FL 33610;
Highland Oaks III (Highland Oaks) 4041 Park Oaks Blvd., Tampa, FL 33610;
Highland Oaks IV (Highland Oaks) 4042 Park Oaks Blvd., Tampa, FL 33610;
Northpoint I (Northpoint) 1025 Greenwood Boulevard, Lake Mary, FL 32746;
Northpoint II (Northpoint) 1035 Greenwood Boulevard, Lake Mary, FL 32746;
Northpoint IV (Northpoint) 1064 Greenwood Boulevard, Lake Mary, FL 32746;

Georgia
Hampton Green Office I (Hampton Green) 3950 Shackleford Road, Duluth, GA 30096;
900 North Point Parkway (North Point) 900 North Point Parkway, Alpharetta, GA 30005;
800 North Point Parkway (North Point ) 800 North Point Parkway, Alpharetta, GA 30005;
Northwinds Village (Northwinds) 11525 Haynes Bridge Road, Alpharetta, GA 30009;
Northwinds IV (Northwinds) 11605 Haynes Bridge Road, Alpharetta, GA 30009;
Northwinds V (Northwinds) 11625 Rainwater Drive, Alpharetta, GA 30009;
Northwinds VI (Northwinds) 11675 Rainwater Drive, Alpharetta, GA 30009;
Northwinds I (Northwinds) 2475 Northwinds Parkway, Alpharetta, GA 30009;
Northwinds III (Northwinds) 2500 Northwinds Parkway, Alpharetta, GA 30009;
Northwinds II (Northwinds) 2520 Northwinds Parkway, Alpharetta, GA 30009;
Northwinds VII (Northwinds) 2550 Northwinds Parkway, Alpharetta, GA 30009;
Northwinds Parking Lot (Northwinds) Northwinds Restaurant, Alpharetta, GA 30009;
Northwinds Restaurant (Northwinds) Northwinds Restaurant, Alpharetta, GA 30009;
Sugarloaf Office III (2810) (Sugarloaf) 2810 Premiere Parkway, Duluth, GA 30096;
2850 Premiere Parkway (Sugarloaf) 2850 Premiere Parkway, Duluth, GA 30136;
Sugarloaf VI (Sugarloaf) 2905 Premiere Parkway, Duluth, GA 30097;
Sugarloaf VII (Sugarloaf) 2915 Premiere Parkway, Duluth, GA 30097;
Sugarloaf Office II (3039) (Sugarloaf) 3039 Premiere Parkway, Duluth, GA 30096;
Sugarloaf Office V (Sugarloaf) 3090 Premiere Parkway, Duluth, GA 30097;
6650 Sugarloaf Parkway (Sugarloaf) 6650 Sugarloaf Parkway, Duluth, GA 30097;
Sugarloaf Office I (Sugarloaf) 6700 Sugarloaf Parkway, Duluth, GA 30097.

2. Declarant assignment/resignations to the extent Seller has any interest therein:

Georgia
Brookside I (Brookside/Radiant) 3625 Brookside Parkway, Alpharetta, GA 30022;
Brookside II (Brookside/Radiant) 3655 Brookside Parkway, Alpharetta, GA 30022;
Radiant II (Brookside/Radiant) 3905 Brookside Parkway, Alpharetta, GA 30022;
Radiant I (Brookside/Radiant) 3925 Brookside Parkway, Alpharetta, GA 30004;

3805 Crestwood Parkway (Crestwood) 3805 Crestwood Parkway, Duluth, GA 30096;
3885 Crestwood Parkway (Crestwood) 3885 Crestwood Parkway, Duluth, GA 30096;
Huntcrest III (Huntcrest) 1735 North Brown Road, Lawrenceville, GA 30043;
Huntcrest II (Huntcrest) 1745 North Brown Road, Lawrenceville, GA 30043;
Huntcrest I (Huntcrest) 1755 North Brown Road, Lawrenceville, GA 30043;
Huntcrest IV (Huntcrest) Huntcrest IV, Lawrenceville, GA 30043.

Illinois
O'Hare International Ctr II (OIC) 10255 West Higgins Road, Rosemont, IL 60018;
O'Hare International Ctr I (OIC) 10275 West Higgins Road, Rosemont, IL 60018;
Riverway Daycare (Riverway) 6107 N. River Road, Rosemont, IL 60018;
Riverway East (Riverway) 6133 North River Road, Rosemont, IL 60018;
Riverway Central (Riverway) 9377 West Higgins Street, Rosemont, IL 60018;
Riverway West (Riverway) 9399 West Higgins Road, Rosemont, IL 60018;

Ohio
Qwest (Tuttle Crossing) 4650 Lakehurst Court, Dublin, OH 43016;
4700 Lakehurst Court (Tuttle Crossing) 4700 Lakehurst Court, Dublin, OH 43016;
Atrium II, South Tower (Tuttle Crossing) 5455 Rings Road, Dublin, OH 43017;
Atrium II, North Tower (Tuttle Crossing) 5475 Rings Road, Dublin, OH 43017;
5500 Glendon Court (Tuttle Crossing) 5500 Glendon Court, Dublin, OH 43016;
Blazer II (Tuttle Crossing) 5550 Blazer Parkway, Dublin, OH 43017;
5555 Glendon Court (Tuttle Crossing) 5555 Glendon Court, Dublin, OH 43016;
5555 Parkcenter Circle (Tuttle Crossing) 5555 Parkcenter Circle, Dublin, OH 43017;
Blazer I (Tuttle Crossing) 5600 Blazer Parkway, Dublin, OH 43017;
Parkwood II (Tuttle Crossing) 5900 Parkwood Place, Dublin, OH 43016;
Parkwood Place (Tuttle Crossing) 6000 Parkwood Place, Dublin, OH 43016;
Compmanagement (Tuttle Crossing) 6377 Emerald Parkway, Dublin, OH 43016;
Emerald III (Tuttle Crossing) 6500 Emerald Parkway, Dublin, OH 43016.

SCHEDULE 7.1

Designated Employees

Those employees listed in the Organization Chart provided by Seller to Buyer in an email dated September 23, 2011 from Nick Anthony to Tyler Henritze.

Schedule 7.1(a)

Environmental Properties

Sugarloaf Office V
900 North Point Parkway
800 North Point Parkway
Brookside I
Brookside II
Northwinds V
Northwinds Village
Executive Towers III
2000 York Road
Atrium II
Riverway Central
Riverway East
Riverway West
Riverway Daycare
O'Hare International Center I
O'Hare International Center II
1600 Tower
MoneyGram Tower

SCHEDULE 10.7

Proposed New Leases

•	Rock Tenn Lease (82,753 SF) relating to the Property known as Hampton Green Office I

•	State Farm Lease (153,893 SF) relating to the Property known as Executive Towers III

•	US Foods Lease (90,017 SF) relating to the Property known as Riverway East/West

•	Phillips Lease (73,753 SF) relating to the Property known as O’Hare International Center I

•	Verint Lease (117,388 SF) relating to the Property known as 800 Northpoint Parkway

•	Alcatel Lease (113,342 SF) relating to the Property known as 900 Northpoint Parkway

EXHIBIT A
FORM OF TENANT ESTOPPEL CERTIFICATE

Tenant:
Landlord:
Buyer:
Regarding:	Lease by and between Landlord and ______________ dated _______, as amended _____________________ (collectively the "Lease")
Leased Premises:	_______________________________________________________ containing ________ rentable square feet.

In connection with the Buyer's acquisition of the Leased Premises, Tenant certifies to Buyer as follows:
1.The Lease is in full force and effect and has not been modified, supplemented or amended in any way except as indicated above; and the Lease represents the entire agreement between the parties as to this leasing and/or Tenant's rights to the Leased Premises. Except to the extent expressly set forth in the Lease, Tenant has no options for acquisition, rights of refusal, rights of first offer or rights of negotiation in favor of Tenant with respect to the acquisition of the property of Landlord (or its predecessors, if applicable).
2.    The term of the Lease expires on _______________. Tenant has no renewal rights other than those expressly stated in the Lease. Tenant has given Landlord a security deposit of $__________.
3.    Rent under the Lease of $____________ per month has been paid through the date of ____________. No rent due has been paid more than one (1) month in advance. Tenant has no defenses or offsets which could be alleged in any action brought for rent or the performance of the Tenant's other obligations under the Lease accruing either before or subsequent to the date of this Certificate. Tenant is not entitled to any rent concession, rent abatement or "free rent" except as follows $_______________.
4.    Tenant currently pays Landlord $________ per month for operating expenses, real estate taxes, insurance or other additional rent or pass-through payments, which are due and payable under the Lease. Such payments have not been made for any period more than one (1) month in advance of such payment and all such charges have been paid through the date of _______________.
5.    Tenant has not executed any lease or sublease with respect to the Leased Premises other than the Lease, and Tenant has not assigned or encumbered its interest in the Lease, in each case, except as follows: ________________________________________________________.
6.    Landlord has satisfied all of Landlord's current obligations under the Lease in the nature of inducements to Tenant's occupancy, including, without limitation, all contributions for improvements and all improvements required by the terms of the Lease to be made by Landlord have been satisfactorily completed.
7.    Tenant has not defaulted and is not currently in default in its obligations under the Lease and, to Tenant's knowledge, Landlord has not defaulted and is not currently in default in any of its obligations under the Lease. Neither Tenant nor, to Tenant's knowledge, Landlord has committed any breach under the Lease which, alone or with the passage of time, the giving of notice, or both, would constitute a default thereunder. There are no actions, whether voluntary or involuntary, pending against Tenant under any insolvency, bankruptcy or other debtor relief laws of the United States of America or of any state or other political subdivision thereof.

8.    Tenant agrees that, upon Buyer's acquisition of the Leased Premises, Tenant will attorn to and recognize Buyer as the Landlord under the Lease, with the same force and effect as if there were a direct lease between Tenant and Buyer.
Tenant acknowledges that Buyer has relied on the information contained in this Tenant Estoppel Certificate in determining whether to acquire the land and improvements in or on which is located the space demised by the Lease. The statements contained herein may be relied upon by Landlord, Buyer, Buyer's lender, and their respective successors and assigns (including, without limitation, any parties providing any financing of any type in connection with Buyer's acquisition of the Leased Premises, and their respective successors and assigns. The party executing this Certificate on behalf of Tenant represents that he/she has been authorized to do so on behalf of Tenant.
Executed this ____ day of ___________, 2011.

TENANT: [___________________________]
By:
Name: Title:

EXHIBIT B
Form of Assignment and Assumption of Leases and Rents
THIS ASSIGNMENT AND ASSUMPTION OF LEASES AND RENTS (this “Assignment”) is made this __ day of ________, 2011, by and between __________________, a ________________ (“Assignor”) and BRE/[ ] L.L.C., a Delaware limited liability company (“Assignee”).

RECITALS:

WHEREAS, this Assignment is being executed and delivered pursuant to that certain Agreement of Purchase and Sale dated as of October __, 2011 among [Assignor, as seller, the other Sellers named therein] and BRE/Central Office Holdings L.L.C., as buyer (the “Purchase Agreement”);
    WHEREAS, as of this date (the “Closing”), Assignor is assigning and conveying to Assignee all of Assignor’s interest in that certain property more particularly described in Exhibit A attached hereto and incorporated herein by this reference (the “Property”); and

WHEREAS, in connection with the Closing, and in accordance with the terms of this Assignment, Assignor desires to assign to Assignee all of the right, title and interest in, to and under the leases described in Exhibit B attached hereto and incorporated herein by this reference, and Assignee desires to assume all obligations of Assignor under said leases arising after the date of this Assignment.

NOW, THEREFORE, for and in consideration of the foregoing and other valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged:

1.    Assignor hereby assigns, transfers and signs over unto Assignee all right, title and interest of Assignor in, to and under (a) the leases listed on Exhibit B, including all renewals, extensions and modifications thereof (collectively, the “Leases”); (b) any assignments of leases any other leases or subleases made by the tenants thereunder (including, without limitation, all rights and claims of the landlord thereunder arising by statute or at law or in equity or otherwise); (c) any and all guarantees of the Leases, if any; (d) any security deposits or prepaid rent made or to be made by any tenants under the Leases; and (e) all rents, income, charges and profits now or thereafter arising from or under the Leases and/or the Property; TO HAVE AND TO HOLD all of the foregoing unto Assignee, its successors and assigns.

2.    Assignee hereby accepts such assignment as of the Closing and agrees to perform all obligations of Assignor pursuant to such Leases arising from and after the date hereof.

3.    This Assignment is made without warranty or representation by Assignor except as otherwise set forth in the Purchase Agreement.

4.    The provisions of this Assignment shall be binding upon, and shall inure to the benefit of, the parties hereto, and their respective successors and assigns.

5.    This Assignment may be executed in one or more counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the date first above written.

ASSIGNOR:

_______________________,
a _______________________

By: _____________________
Name:
Title:

ASSIGNEE:

BRE/[ ] L.L.C.,
a Delaware limited liability company

By: _____________________
Name:
Title:

EXHIBIT C
Form of Assignment and Assumption of Contracts
ASSIGNMENT AND ASSUMPTION OF CONTRACTS (the “Agreement”) dated as of _____________, 2011, between [SELLER/S], (“Assignor”) and BRE/[ ] L.L.C., a Delaware limited liability company, having an address at 345 Park Avenue, 32nd Floor, New York, New York 10154 (“Assignee”).
Background
This Agreement is being executed and delivered pursuant to that certain Agreement of Purchase and Sale dated as of October __, 2011 (the “Purchase Agreement”) among [Assignor, as seller, the other Sellers named therein] and BRE/Central Office Holdings L.L.C., as buyer. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Purchase Agreement.
Assignment and Assumption
In consideration of Ten ($10.00) Dollars in hand paid by Assignee, the receipt and sufficiency of which is hereby acknowledged, Assignor does hereby assign, transfer and set over unto Assignee, all of Assignor’s right, title and interest in and to the Assumed Contracts as set forth on Schedule A attached hereto.
TO HAVE AND TO HOLD, the same unto Assignee, its successors and assigns, from and after the date hereof, subject to the terms, covenants, conditions and provisions contained in the Assumed Contracts.
Assignee hereby assumes the performance of all of the terms, covenants and conditions of the Assumed Contracts on the Assignor’s part to be performed thereunder arising after the date hereof and Assignor hereby agrees to remain liable for the performance of all of the terms, covenants and conditions of the Assumed Contracts arising or accruing on and prior to the date hereof.
This Assignment is made without warranty or representation by Assignor except as otherwise set forth in the Purchase Agreement.
This Assignment may be executed in any number of counterparts, each which will be deemed an original, and all of which together will be deemed to constitute one and the same instrument.
[The remainder of the page is intentionally left blank.]

IN WITNESS WHEREOF, the Assignor and Assignee have duly executed this instrument as of the day first above written.
ASSIGNOR:

[SELLERS]

By:    _____________________________
Name:
Title:

ASSIGNEE:

BRE/[ ] L.L.C.,
a Delaware limited liability company

By:___________________________
Name:
Title:

Schedule A        Assumed Contracts

EXHIBIT D
Form of Tenant Notice Letter
BRE/[ ] L.L.C.
c/o Blackstone Real Estate Acquisitions VI L.L.C.
345 Park Avenue – 32nd Floor
New York, New York 10154
__________ ___, 2011
[BY CERTIFIED MAIL]
[Name and Address
of Tenant]
Premises:    [PREMISES NAME, CITY, STATE]
Gentlemen and Ladies:

Please be advised that effective the date set forth above, the Premises have been conveyed to BRE/[ ] L.L.C., a Delaware limited liability company (“Buyer”), whose mailing address is c/o Blackstone Real Estate Acquisitions VI L.L.C., 345 Park Avenue, 32nd Floor, New York, New York 10154. You are hereby irrevocably and unconditionally directed that, effective immediately, all future communications, rents and payments are to be directed as follows: ____________________________________.
Buyer has assumed all of the obligations of the landlord under your lease from this day forward, including any obligation to return your security deposit, if any, in accordance with the provisions of your existing lease.
Lastly, please notify your insurance carrier and have it change the name of the additional insured under any policies of insurance (as per your lease) to BRE/[ ] L.L.C., and their successors and assigns. Once this is done, please deliver an updated certificate of insurance to Buyer.

Very truly yours,

BRE/[ ] L.L.C., a Delaware limited liability company

By: _____________________________ Name: Title:
[SELLER]
By: _____________________________ Name: Title:

EXHIBIT E
Form of Daycare Ground Lease Assignment (Ground Lessor Interest)
THIS GROUND LEASE ASSIGNMENT (“Assignment”), dated ____________, 2011, is made by and between Riverway Midwest, LLC, a Delaware limited liability company (“Assignor”), and BRE/[ ] L.L.C., a Delaware limited liability company (“Assignee”), with reference to the following facts:

A.    Assignor and the other Sellers named therein (Assignor and the other Sellers are collectively, the “Sellers”) and Assignee are parties to that certain Amended and Restated Purchase and Sale Agreement dated as of October__, 2011 (the “Purchase Agreement”), pursuant to which Sellers have agreed to sell, and Assignee has agreed to purchase, the Assets (the “Sale”).

B.    On January 4, 1994, LaSalle National Bank (“Original Ground Lessor”) entered into that certain Ground Lease (as amended and assigned as set forth below, the “Lease”) with Comdisco, Inc. (“Original Ground Lessee”), a memorandum of which was recorded in the Cook County Recorder’s Office on February 4, 1994 as Document 94118750 which such ground lease was (i) assigned by Original Ground Lessor to Riverway Holdings, LLC by Assignment and Assumption of Leases dated as of July 25, 2001 and recorded in the Cook County Recorder’s Office on April 19, 2005 as Document 0510919053, (ii) and further assigned by Riverway Holdings LLC to Assignor by Assignment of Leases dated June 1, 2005 and (iii) further assigned by Original Ground Lessee to Riverway Midwest II, LLC by an Assignment of Ground Lease dated as of March 30, 2007 and recorded in the Cook County Recorder’s Office on April 20, 2007 as Document 0711060038, which such Lease relates to that certain property presently known as Riverway Child-Care and located in Rosemont, Illinois and more particularly described on Exhibit A attached hereto (the “Leased Premises”).

C.    In connection with the Sale, Assignor desires to transfer to Assignee, and Assignee desires to accept from Assignor, all of Assignor's right, title and interest, as ground lessor, in the Lease.

AGREEMENT

1.    Assignor’s Assignment . Assignor hereby assigns and transfers to Assignee all of Assignor's right, title, and interest in and to, and delegates to Assignee all of Assignor’s duties and obligations under, the Lease that arise from and after the Closing Date.
2.Assignee’s Assumption. Assignee accepts the assignment of the Lease and assumes all of Assignor’s right, title, and interest in and to, and will perform all of Assignor’s duties and obligations under, the Lease from and after the Closing Date.
3.    No Prior Transfer/Assignment. Assignor warrants and represents that it has not assigned or transferred the Lease, that as of the Closing Date the same is not encumbered, and it has full power and authority to make the foregoing assignment.
4.    Miscellaneous.

a.    Notices. After the Closing Date, any notice, demand, request, consent, approval, or communication that Assignor or Assignee desires or is required to give to the other shall be deemed to have been sufficiently given or served when presented in accordance with Section 14.9 of the Purchase Agreement.

b.    Successors. This Assignment will inure to the benefit of and be binding upon the parties and, as applicable, their respective heirs, legal representatives, successors, and assigns.

c.    Counterparts. This Assignment may be executed in any number of counterparts, each of which will be deemed an original, and all of which together will be deemed to constitute one and the same instrument.

d.    Governing Law. This Assignment shall be governed by the laws of the State of Illinois.

e.    Modification. This Assignment shall not be modified or amended, except by a written document signed by Assignor and Assignee that specifically refers to this Assignment.

f.    Defined Terms. Capitalized terms used herein and not defined shall have the meaning given to them in the Purchase Agreement.

5.    Further Assurances. In the event that this Assignment shall be ineffective for any reason, including any provision of the Lease, Assignor and Assignee shall promptly execute such documentation as shall be reasonably satisfactory to Assignor and Assignee to transfer to Assignee Assignor’s right, title and interest in, to and under the Lease and the Leased Premises.

This Assignment was executed by the duly authorized representatives of each of the parties on the dates set forth below.

ASSIGNOR:

RIVERWAY MIDWEST, LLC,
a Delaware limited liability company

By:___________________________
Name: _____________________
Title: ______________________

Date:_________________________

ASSIGNEE:

BRE/[ ] L.L.C.,
a Delaware limited liability company

By:___________________________
Name: _____________________
Title: ______________________

Date:_________________________

State of ____________    )

County of __________	)

On ____/_____/11, before me, the undersigned, a Notary Public in and for said State, personally appeared _____________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he / she / they executed the same in his / her / their capacity(ies), and that by his / her / their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.
Witness my hand and official seal.

___________________________
Notary Public
My commission expires:

State of ____________    )

County of __________	)

On ____/_____/11, before me, the undersigned, a Notary Public in and for said State, personally appeared _____________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he / she / they executed the same in his / her / their capacity(ies), and that by his / her / their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.
Witness my hand and official seal.

___________________________
Notary Public
My commission expires:

Form of Daycare Ground Lease Assignment (Ground Lessee Interest)
THIS GROUND LEASE ASSIGNMENT (“Assignment”), dated ____________, 2011, is made by and between Riverway Midwest II, LLC, a Delaware limited liability company (“Assignor”), and BRE/[ ] L.L.C., a Delaware limited liability company (“Assignee”), with reference to the following facts:

A.    Assignor and the other Sellers named therein (Assignor and the other Sellers are collectively, the “Sellers”) and Assignee are parties to that certain Amended and Restated Purchase and Sale Agreement dated as of October __, 2011 (the “Purchase Agreement”), pursuant to which Sellers have agreed to sell, and Assignee has agreed to purchase, the Assets (the “Sale”).

B.    On January 4, 1994, LaSalle National Bank (“Original Ground Lessor”) entered into that certain Ground Lease (as amended and assigned as set forth below, the “Lease”) with Comdisco, Inc. (“Original Ground Lessee”), a memorandum of which was recorded in the Cook County Recorder's Office on February 4, 1994 as Document 94118750 which such ground lease was (i) assigned by Original Ground Lessor to Riverway Holdings, LLC by Assignment and Assumption of Leases dated as of July 25, 2001 and recorded in the Cook County Recorder's Office on April 19, 2005 as Document 0510919053, (ii) further assigned by Riverway Holdings, LLC to Riverway Midwest, LLC by Assignment of Leases dated June 1, 2005 and (iii) further assigned by Original Ground Lessee to Assignor by an Assignment of Ground Lease dated as of March 30, 2007 and recorded in the Cook County Recorder's Office on April 20, 2007 as Document 0711060038, which such Lease relates to that certain property presently known as Riverway Child-Care and located in Rosemont, Illinois and more particularly described on Exhibit A attached hereto (the “Leased Premises”)..

C.    In connection with the Sale, Assignor desires to transfer to Assignee, and Assignee desires to accept from Assignor, all of Assignor's right, title and interest, as ground lessee, in the Lease.

AGREEMENT

1.    Assignor's Assignment . Assignor hereby assigns and transfers to Assignee all of Assignor's right, title, and interest in and to, and delegates to Assignee all of Assignor's duties and obligations under, the Lease that arise from and after the Closing Date.
1.Assignee's Assumption. Assignee accepts the assignment of the Lease and assumes all of Assignor's right, title, and interest in and to, and will perform all of Assignor's duties and obligations under, the Lease from and after the Closing Date.
3.    No Prior Transfer/Assignment. Assignor warrants and represents that it has not assigned or transferred the Lease, that as of the Closing Date the same is not encumbered, and it has full power and authority to make the foregoing assignment.
4.    Miscellaneous.

a.    Notices. After the Closing Date, any notice, demand, request, consent, approval, or communication that Assignor or Assignee desires or is required to give to the other shall be deemed to have been sufficiently given or served when presented in accordance with Section 14.9 of the Purchase Agreement.

b.    Successors. This Assignment will inure to the benefit of and be binding upon the parties and, as applicable, their respective heirs, legal representatives, successors, and assigns.

c.    Counterparts. This Assignment may be executed in any number of counterparts, each of which will be deemed an original, and all of which together will be deemed to constitute one and the same instrument.

d.    Governing Law. This Assignment shall be governed by the laws of the State of Illinois.

e.    Modification. This Assignment shall not be modified or amended, except by a written document signed by Assignor and Assignee that specifically refers to this Assignment.

f.    Defined Terms. Capitalized terms used herein and not defined shall have the meaning given to them in the Purchase Agreement.

5.    Further Assurances. In the event that this Assignment shall be ineffective for any reason, including any provision of the Lease, Assignor and Assignee shall promptly execute such documentation as shall be reasonably satisfactory to Assignor and Assignee to transfer to Assignee Assignor's right, title and interest in, to and under the Lease and the Leased Premises.

This Assignment was executed by the duly authorized representatives of each of the parties on the dates set forth below.

ASSIGNOR:

RIVERWAY MIDWEST II, LLC,
a Delaware limited liability company

By:___________________________
Name: _____________________
Title: ______________________

Date:_________________________

ASSIGNEE:

BRE/[ ] L.L.C.,
a Delaware limited liability company

By:___________________________
Name: _____________________
Title: ______________________

Date:_________________________

State of ____________    )

County of __________	)

On ____/_____/11, before me, the undersigned, a Notary Public in and for said State, personally appeared _____________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he / she / they executed the same in his / her / their capacity(ies), and that by his / her / their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.
Witness my hand and official seal.

___________________________
Notary Public
My commission expires:
State of ____________    )

County of __________	)

On ____/_____/11, before me, the undersigned, a Notary Public in and for said State, personally appeared _____________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he / she / they executed the same in his / her / their capacity(ies), and that by his / her / their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.
Witness my hand and official seal.

___________________________
Notary Public
My commission expires:

EXHIBIT F
Buyer’s Closing Certificate

THIS BUYER’S CLOSING CERTIFICATE (the “Certificate”) is made pursuant to Section 6.1(d)(iii) of that certain Agreement of Purchase and Sale Agreement (as the same has been amended, modified and/or supplemented, the “Agreement”) by and between Sellers (as defined in the Agreement) and BRE/[ ] L.L.C., a Delaware limited liability company (“Buyer”) dated as of October __, 2011.

Buyer hereby certifies to Seller that:

1.	Each of the representations and warranties made by Buyer in the Agreement are true and correct in all material respects as of the date of this Certificate; and

2.	Buyer has performed all of its covenants under the Agreement in all material respects as of the date of this Certificate.

[Remainder of page left blank;
Signatures follow on next page]

IN WITNESS WHEREOF, and intending to be legally bound hereby, Buyer has executed this Certificate as of the day and year first above written.

Buyer:

BRE/[ ] L.L.C., a Delaware limited liability company

By:
Name:
     Title:

EXHIBIT G
Form of Deed - Illinois

THIS INSTRUMENT WAS PREPARED BY:    )
)
)
)
)
)
)
AFTER RECORDING RETURN TO:        )
)
)
)
)
(Space reserved for recording data.)

SPECIAL WARRANTY DEED

THIS INDENTURE, made as of this _____ day of _______________, 201__, between                         , a                      (“Grantor”), having an address of                                             , and                         , a                      (“Grantee”), having an address of                                             .

WITNESSETH, that, Grantor, for and in consideration of the sum of TEN DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, has granted, bargained and sold, and by these presents does grant, bargain and sell to Grantee, and its successors and assigns forever, that certain land, situate, lying and being in the County of                 , State of Illinois commonly known as                         , and being more particularly described in Exhibit A attached hereto and made a part hereof (the “Property”).

TOGETHER WITH all tenements, hereditaments and appurtenances thereto, belonging or in anywise appertaining.

AND SUBJECT TO those matters as contained in Exhibit B attached hereto and made a part hereof.

TO HAVE AND TO HOLD the Property, with the appurtenances, in fee simple, unto Grantee, its successors and assigns, to its own proper use and benefit forever.

AND GRANTOR, for itself and for its successors and assigns, does specially warrant the title to the Property and will defend the same against the lawful claims (other than those set forth on Exhibit B) of all persons claiming by, through or under Grantor, but not otherwise.

IN WITNESS WHEREOF, Grantor hereby executes this instrument (Alternate for corporate entities: has caused this instrument to be executed) as of the day and year first above written.

[If individual(s)]

[type name here]

[If corporate entity]
,
a

By:
Name:
Title:

[For Acknowledgment, remove corporate references if individual is grantor]
STATE OF                     )
) ss:
COUNTY OF                     )

I, the undersigned, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that                     , as                  of                         , a                     , personally known to me or proved to me on the basis of satisfactory evidence to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that ___he signed and delivered said instrument as _______ free and voluntary act, and as the free and voluntary act of said company, for the uses and purposes therein set forth.

Given under my hand and Notarial Seal this _______ day of ____________________, 20___.

Print Name:
Notary Public [If notarized by PNM then add:
employed by the law firm of Pircher, Nichols & Meeks]

Commission Expiration:

EXHIBIT A

LEGAL DESCRIPTION OF THE PROPERTY

Commonly known as:                     .

Permanent Tax Parcel Nos.:                             .

EXHIBIT B

EXCEPTIONS TO TITLE

Form of Deed – Minnesota

(Top 3 inches Reserved for Recording Data)

LIMITED WARRANTY DEED        Minnesota Uniform Conveyancing Blanks
Business Entity to Business Entity        Form 10.2.9 (2006)

DEED TAX DUE: $                        Date:
FOR VALUABLE CONSIDERATION,                             , a                  under the laws of                     , (“Grantor”), hereby conveys and quitclaims to                                     , a                      under the laws of                     , (“Grantee”), real property in                      County, Minnesota, described as follows:

Check here if part or all of the land is Registered (Torrens)

together with all hereditaments and appurtenances.
This Deed conveys after-acquired title. Grantor warrants that Grantor has not done or suffered anything to encumber the property, EXCEPT:
Check applicable box:
The Seller certifies that the Seller does not know of any wells on the described real property.
A well disclosure certificate accompanies this document.
I am familiar with the property described in this instrument and I certify that the status and number of wells on the described real property have not changed since the last previously filed well disclosure certificate.

Grantor

By:

Its:

STATE OF MINNESOTA    )
) ss.
COUNTY OF ________________    )

This instrument was acknowledged before me on                      , by                      the                  of             .

(Seal, if any)

SIGNATURE OF NOTARY PUBLIC OR OTHER OFFICIAL

Title (and Rank):

My commission expires:

THIS INSTRUMENT WAS DRAFTED BY: (insert name and address)	TAX STATEMENTS FOR THE REAL PROPERTY DESCRIBED IN THIS INSTRUMENT SHOULD B SENT TO: (include name and address of Grantee to whom tax statements should be sent)

Form of Deed – Florida

THIS INSTRUMENT PREPARED BY,
AND AFTER RECORDING, RETURN TO:

________________________
________________________
________________________
________________________

Parcel Number(s):____________________

SPECIAL WARRANTY DEED
THIS SPECIAL WARRANTY DEED (“Deed”) is made as of the ____day of ____________, 2011, by ___________________________________, a _________ ________, whose mailing address is __________________________, Attention: ______________ (“Grantor”), to and for the benefit of _______________________, a ____________ _________, whose mailing address is ______________________, Attention:____________ (“Grantee”). Grantee’s tax identification number is _________________.
W I T N E S S E T H:
That Grantor, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration to it in hand paid by Grantee, the receipt and sufficiency of which are hereby acknowledged, has granted, bargained, conveyed, and sold, and does hereby grant, bargain, convey, and sell, unto Grantee and Grantee’s successors and assigns, all that certain land lying, situated and being in _____________ County, Florida, more particularly described on Exhibit “A”, attached hereto and by this reference incorporated herein (the “Land”), and all rights, privileges, tenements, hereditaments, easements and appurtenances belonging to the Land;
TOGETHER WITH all of Grantor’s right, title and interest, if any, in and to all buildings, structures and other improvements located on the Land, and any and all fixtures attached to or incorporated within such buildings, structures and other improvements, if any; and
TOGETHER WITH all of Grantor’s right, title and interest, in and to the streets, venues, roads, ways, alleys, waterways, and canals, open and proposed, in front of or adjoining the Property.
All of the property and property rights described above shall be referred to herein as the “Property”.
TO HAVE AND TO HOLD the Property, and all the estate, right, title, interest, lien, and equity whatsoever of Grantor with respect to same, either in law or in equity, to the proper use and benefit of Grantee and Grantee’s successors and assigns, forever, in fee simple.

This conveyance is subject to the matters listed on Exhibit “B”, attached hereto and incorporated herein by this reference (collectively, the “Permitted Exceptions”); provided, however, that the reference to the Permitted Exceptions shall not be deemed to reimpose any of same.
Subject to the Permitted Exceptions, Grantor does hereby covenant with Grantee that, at the time of the delivery of this Deed, the Property was free from any encumbrance made by Grantor, and that Grantor will specially warrant title to the Property and will defend it against the lawful claims of all persons claiming by, through or under Grantor, but against none other.
IN WITNESS WHEREOF, this Special Warranty Deed has been executed by Grantor to be effective as of ________________ ___, 2011.
Signed, sealed and delivered    GRANTOR:
in the presence of:

[______________________________]
________________________
Print Name: ______________

________________________    By: ________________________________
Print Name: ______________    Name:______________________________
Title:_______________________________

STATE OF ____________    )
)
COUNTY OF ___________    )
The foregoing instrument was acknowledged before me on _____________ ___, 2011 by _______________, as _______________ of ____________________, a _____________ ______________, on behalf of the ______________. He/she is personally known to me or produced a State of __________ Driver’s license as identification.

________________________________________
Notary Public in and for the State of ___________

Printed/Typed Name of Notary
My Commission Expires:

Exhibit “A”
LEGAL DESCRIPTION

[To be inserted]

Exhibit “B”
PERMITTED EXCEPTIONS
[To be inserted]

Form of Deed – Texas

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

When recorded, return to:

_________________________
_________________________
_________________________
_________________________

SPECIAL WARRANTY DEED

STATE OF TEXAS     §
    §    KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF __________    §
[GRANTOR], for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, has GRANTED, BARGAINED, SOLD, and CONVEYED and by these presents does GRANT, BARGAIN, SELL, AND CONVEY unto [GRANTEE], the real property in __________ County, Texas, fully described in Exhibit A attached hereto, together with all rights, titles, and interests appurtenant thereto (collectively, the “Property”).
This Special Warranty Deed and the conveyance hereinabove set forth is executed by Grantor and accepted by Grantee subject to the matters described in Exhibit B hereto, to the extent the same are validly existing and applicable to the Property (collectively, the “Permitted Encumbrances”).
TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances thereunto in anywise belonging, unto Grantee, its successors and assigns forever, and Grantor does hereby bind itself, its successors and assigns, to WARRANT AND FOREVER DEFEND all and singular the title to the Property unto the said Grantee, its successors and assigns against every person whomsoever lawfully claiming or to claim the same or any part thereof by, through, or under Grantor but not otherwise, subject to the Permitted Encumbrances.
Grantee’s address is:_______________________________________________.

EXECUTED as of _____________________, 2011.
GRANTOR:

By:
Name:
Title:

THE STATE OF TEXAS            §
§
COUNTY OF __________            §

This instrument was acknowledged before me on the ____ day of ___________, 2011, by                 ,                  of [GRANTOR], on behalf of said [corporation/limited liability company/partnership].

Notary Public in and for the State of Texas

Exhibit A - Legal Description
Exhibit B - Permitted Encumbrances

EXHIBIT A
Legal Description

[To be attached]

EXHIBIT B
Permitted Encumbrances

[To be completed]

Form of Deed – Ohio
OHIO FORM OF LIMITED WARRANTY DEED
(3" top margin for first page; 1½" top margin on all subsequent pages)

LIMITED WARRANTY DEED

DUKE REALTY OHIO, an Indiana general partnership ("Grantor"), grants with limited warranty covenants to BRE/[____], L.L.C., a Delaware limited liability company ("Grantee"), whose tax mailing address is c/o Blackstone Real Estate Acquisitions VI L.L.C., 345 Park Avenue, 32nd Floor, New York, NY 10154; Attn. Tyler Henritze, all of Grantor’s interest in the following described real property:

Situated in the State of Ohio, County of Franklin and in the ___________ of ________________ and being more particularly described on Exhibit "A" attached hereto and made a part hereof.

Parcel No(s).:    _____________________________
Property Address(es):    _______________________
Prior Instrument(s) of Reference: Instrument No. ______________________, Recorder's Office, Franklin County, Ohio

This conveyance is made subject to taxes and assessments not yet due and payable; easements, conditions and restrictions of record, if any; legal highways and zoning ordinances, and the permitted encumbrances set forth on Exhibit "B", attached hereto and incorporated by reference herein.

IN WITNESS WHEREOF, Grantor has caused this instrument to be executed by its duly authorized partner, this _____ day of ______________, 2011.
DUKE REALTY OHIO, an Indiana general partnership

By:    Duke Realty Limited Partnership, an Indiana                                 limited     partnership, its Managing Partner

By:    Duke Realty Corporation, an Indiana                                     corporation, its General Partner

By: _____________________________
Name: _________________________
Title: __________________________

STATE OF ______________,
COUNTY OF _________________, SS:

The foregoing instrument was acknowledged before me this _____ day of ______________, 2011 by _________________________________, as_____________________________ of Duke Realty Corporation, an Indiana corporation, the general partner of Duke Realty Limited Partnership, a general partner of Duke Realty Ohio, an Indiana general partnership, on behalf of the general partnership.

_____________________________________________
Notary Public

Print Name: __________________________
Notary Public for the State of ______________
My Commission Expires: ________________

This Instrument Prepared By:

John B. Weimer, Esq.
Vorys, Sater, Seymour and Pease LLP
52 East Gay Street
Columbus, OH 43215

EXHIBIT "A"

LEGAL DESCRIPTION

Situated in the State of Ohio, County of Franklin and in the _________ of ________________ and being more particularly described as follows:

[to be inserted]

EXHIBIT "B"

PERMITTED EXCEPTIONS
9/22/2011 12252820 V.2

[to be inserted]

Form of Deed – Georgia

After recording return to:
_______________________
_______________________
_______________________

STATE OF ______________
COUNTY OF ____________

LIMITED WARRANTY DEED

THIS INDENTURE is made as of _________________, 200__, between _________________________________, a ________ ___________________ (hereinafter referred to as "Grantor"), and _____________________________, a __________ __________ (hereinafter referred to as "Grantee") ("Grantor" and "Grantee" to include their respective heirs, successors, executors, administrators, legal representatives and assigns where the context requires or permits).

W I T N E S S E T H:

GRANTOR, in consideration of the sum of Ten and No/100 Dollars ($10.00) and other valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, has granted, bargained, sold, aliened, conveyed and confirmed, and does hereby grant, bargain, sell, alien, convey and confirm unto Grantee all that tract or parcel of land lying and being in Land Lot ________ of the _______ District, ______ County, Georgia (hereinafter, together with all improvements thereon, referred to as the "Property") as more particularly described in Exhibit "A" attached hereto and incorporated herein by this reference.

TO HAVE AND TO HOLD the Property, with all and singular the rights, members and appurtenances thereof, to the same being, belonging, or in anywise appertaining, to the only proper use, benefit and behoove of Grantee forever in FEE SIMPLE.

AND GRANTOR WILL WARRANT and forever defend the right and title to the Property unto Grantee against the claims of Grantor and all persons claiming through or under Grantor, but not otherwise; subject only to those matters set forth and described on Exhibit "B" attached hereto and incorporated herein by this reference.

IN WITNESS WHEREOF, Grantor has signed and sealed this Deed the day, month and year first above written.

(Signatures begin on Following Page)

IN WITNESS WHEREOF, Grantor has signed and sealed this Deed the day, month and year first above written.

Signed, sealed and delivered in the presence of: Witness Notary Public My Commission expires: [NOTARIAL SEAL]	GRANTOR: ______________________________, a __________ ______________________ By: ____________________________ Name: _________________________ Its: ____________________________

EXHIBIT "A"

LEGAL DESCRIPTION

EXHIBIT "B"

PERMITTED EXCEPTION

EXHIBIT H
Form of Bill of Sale
___________________, a _______________________ , whose address is ________________________ (hereinafter referred to as “Seller”), in consideration of Ten ($10.00) Dollars in hand paid by BRE/[ ] L.L.C., a Delaware limited liability company, whose mailing address is 345 Park Avenue, New York, New York 10154 (hereinafter referred to as “Buyer”), the receipt and sufficiency of which is hereby acknowledged, does hereby sell, grant, assign, convey, transfer and set over unto Buyer, its successors and assigns, all fixtures, chattels, equipment and articles of personal property placed in, attached to or located on each Property used in connection with the operation and maintenance of the Property that is owned by Seller and its Affiliates as of the date of this Bill of Sale (collectively, the “Personal Property”).
TO HAVE AND TO HOLD the Personal Property unto Buyer, its successors and assigns forever.
Seller represents and warrants that it has title to the Personal Property free and clear of any Liens [other than those relating to the Third Party Loan assumed by the Buyer]. Except as specifically provided in the previous sentence, or as otherwise set forth in that certain Agreement of Purchase and Sale dated as of October __, 2011, by and between the Sellers named therein and BRE/Central Office Holdings L.L.C. (as the same may be amended, supplemented and/or modified from time to time, the “Purchase Agreement”) this Bill of Sale is made without warranty or representation of the Seller.
Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Purchase Agreement.
This Bill of Sale has been duly executed by Seller as of the ____ day of ________, 2011.
[SELLER/S]

By:    _____________________________
Name:
Title:
Schedule:
Schedule A        Description of Premises

EXHIBIT I
Form of Manager/Broker Lien Waiver

SPACE ABOVE FOR RECORDER

Prepared by & when recorded, return to:
Chicago Title #1211-2630-NJM
711 Third Ave, #500, NY, NY 10017

Instrument:
Release of Broker and/or Manager Lien

Dated:
As of ____/____/11

Premises, as legally described on SCHEDULE A hereto:
______________________________________________

Broker Release:
The undersigned is the broker in the transaction evidenced by that certain Contract of Sale/Purchase & sale Agreement between __________ and __________ dated as of ____/____/11 for the sale of all or part of the Premises, and in consideration of $1 and other good and valuable consideration, the receipt and sufficiency of which is acknowledged by the undersigned, the undersigned releases the broker lien or right to a broker lien against the Premises.

SEE ANNEXED EXECUTION PAGE

EXECUTION PAGE

ENTITY:
________________________________, a _______________________

By:     ______________________________________________
Name:     ________________________________
Title:     ________________________________, duly authorized
Address:    ________________________________
Telephone:    (______) __________-_____________

Witness #1 as to Premises in GA:

____________________________________________
Name: _____________________________________

Witness #2 and Notary as to Premises in GA:

____________________________________________
Name: _____________________________________

County of _______________, State of _______:

On ____/____/11, before me, the undersigned, a Notary Public in and for said State, personally appeared _____________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he / she / they executed the same in his / her / their authorized capacity(ies), and that by his / her / their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument. *** Witness my hand and official seal.

____________________________________
Notary Public

SCHEDULE A
Legal Description of Premises

EXHIBIT J
Form of Assignment of Asset-Related Property
THIS ASSIGNMENT OF ASSET-RELATED PROPERTY (this “Assignment”) is made this __ day of _____________, 2011 by and between [SELLER/S] (“Assignor”) and BRE/[ ] L.L.C., a Delaware limited liability company (“Assignee”).

RECITALS:

WHEREAS, as of the date hereof (the “Closing”), Assignor is assigning and conveying to Assignee all of Assignor’s interest in that certain property commonly known as _________________ and located in [CITY, STATE], and more particularly described in Exhibit A attached hereto and incorporated herein by this reference (the “Property”); and

WHEREAS, in connection with the Closing, and in accordance with the terms of this Assignment, Assignor desires to assign to Assignee all of Assignor’s right, title and interest in, to and under the intangible property described in Exhibit B attached hereto and incorporated herein by this reference (the “Asset-Related Property”); and

WHEREAS, this Agreement is being executed and delivered pursuant to that certain Agreement of Purchase and Sale dated as of October __, 2011 (the “Purchase Agreement”) among [Assignor, as seller, the other Sellers named therein] and BRE/Central Office Holdings L.L.C., as buyer. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Purchase Agreement.

NOW, THEREFORE, for and in consideration of the foregoing and other valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged:

1. Assignor hereby assigns, transfers and sets over unto Assignee, to the extent transferable without cost to Assignor or third party consents, except as otherwise set forth in the Purchase Agreement, all right, title and interest of Assignor in, to and under the Asset-Related Property.

2. Assignee hereby accepts such assignment and agrees to perform all obligations of Assignor pursuant to such Asset-Related Property, if any, arising from and after the date hereof.

3. This Assignment is made without warranty or representation by Assignor except as otherwise set forth in the Purchase Agreement.

4. The provisions of this Agreement shall be binding upon, and shall inure to the benefit of the parties hereto, and their respective successors and assigns.

5. This Assignment may be executed in one or more counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same instrument.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the date first written above.

ASSIGNOR:

[SELLER/S]

By: _________________________
Name:
Title:

ASSIGNEE:

BRE/[ ] L.L.C.,
a Delaware limited liability company

By: _________________________
Name:
Title:

EXHIBIT K
Sellers’ Closing Certificate
THIS SELLERS’ CLOSING CERTIFICATE (the “Certificate”) is made pursuant to Section 6.2(d)(iii) of that certain Agreement of Purchase and Sale Agreement (as the same has been amended, modified and/or supplemented, the “Agreement”) by and between the undersigned (the “Sellers” and BRE/[ ] L.L.C., a Delaware limited liability company (“Buyer”) dated as of October __, 2011.

Sellers hereby certify to Buyer that:

1.	Each of the representations and warranties made by Seller in the Agreement are true and correct in all material respects as of the date of this Certificate; and

2.	Seller has performed all of its covenants under the Agreement in all material respects as of the date of this Certificate.

[Remainder of page left blank;
Signatures follow on next page]

IN WITNESS WHEREOF, and intending to be legally bound hereby, Seller has executed this Certificate as of the day and year first above written.

Seller:

[SELLERS]

By:
Name:
     Title:

EXHIBIT L
Form of Entity Transferor Foreign Investors
Real Property Tax Act Certification and Affidavit

Section 1445 of the Internal Revenue Code of 1986, as amended (the “Code”), provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform BRE/[ ] L.L.C. (the “Transferee”) that withholding of tax is not required upon disposition of a U.S. real property interest by ________________, a ____________ _________________ (the “Transferor”), the undersigned hereby certifies the following on behalf of the Transferor:
Transferor is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and Income Tax Regulations);
The U.S. employer identification number of Transferor is ___________;
Transferor has an address at 600 East 96th Street, Suite 100, Indianapolis, Indiana 46240.
The address of the subject property is ________________, [CITY, STATE].
Transferor understands that this Certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment or both.
Under penalties of perjury, I declare that I have examined this Certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have the authority to sign this document on behalf of Transferor.

_____________, 2011
[SELLER/S]

By:    _____________________________
Name:
Title:

EXHIBIT M
Intentionally Omitted

EXHIBIT N
Form of Non-Compete Agreement

Non-Compete Terms
Definitions
“Affiliate” with respect to any Person, any Person Controlling, Controlled by or under Common Control with such Person.

“BREP” shall mean BRE/Central Office Holdings L.L.C. and its affiliates and subsidiaries.

“BREP Building” shall mean any single building set forth on the list of Properties attached to the Purchase Agreement and ultimately purchased by BREP.

“Control” shall mean, either (i) ownership directly or indirectly of fifty percent or more of the equity interests in a Person or (ii) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, through the ownership of voting securities, by contract or otherwise.

“Disposition” shall mean the sale, transfer, assignment or exchange in whole or in part, of any Duke Realty Parcel, including, without limitation any transfer, sale, assignment or exchange of any direct or indirect interest in any owner of a Duke Realty Parcel, excluding any transfers of interests in DRLP or any public corporation that is an indirect owner of the Duke Realty Parcel. A Disposition shall specifically exclude any bulk land sales conducted by Duke Related Parties that includes other parcels owned by Duke Related Parties.

“Duke Realty Parcel(s)” shall mean, as the context may require, each parcel or parcels of vacant or to-be-developed land listed in Schedule 1 attached hereto.

“Duke Realty Parties” shall mean DRLP and its wholly-owned subsidiaries as of the date of the Purchase Agreement regardless of whether they continue to be wholly-owned subsidiaries.

“Duke Building(s)” shall mean as the context may require, one or more buildings owned by one or more of the Duke Realty Parties (regardless of whether such building is constructed or proposed to be constructed), which shall include, but not be limited to, the Duke Realty Parcels.

“Solicit” shall mean to initiate or otherwise enter into discussions with a Tenant Party, either directly or through any Representative of a Tenant regarding the opportunity to lease space in a building (whether or not constructed or under construction at the time), including any RFP.

“Representative” shall mean, with respect to a Person, any employee, broker, finder or other Person acting as a direct representative on behalf of such Person.

“RFP” shall mean a request for a proposal from a Tenant Party, either directly by the Tenant Party, or through a Representative of a Tenant Party, to enter into a lease for space at any Duke Building.

2

“Tenant” shall mean any tenant pursuant to a Lease in any BREP Building as of the date of the Purchase Agreement.

“Tenant Affiliate” shall mean any Person Controlled, Controlling or under common Control with such Tenant.

“Tenant Party” shall mean any Tenant or Tenant Affiliate.

“Termination Date” shall mean (a) with respect to the Covenant Not to Solicit and the Right of First Offer (i) the date of that is the five year anniversary of the Closing Date; and (b) with respect to the Covenant for RFPs, the date that is the thirtieth month of the Closing Date; provided, however in the event any Duke Buildings are sold to a Person that is not an Affiliate of Duke in an arm’s length transaction and the applicable Duke Realty Party has complied with the Right of First Offer provided for below, then the Termination Date with respect to such Duke Building shall be the date of the closing of the sale to such Person. In addition, to the extent any BREP Building is sold to a Person who is not BREP then the Termination Date with respect to such BREP Building shall be the date of closing of the sale to such Person.

1. Covenant Not to Solicit Tenants

From and after the date of the Purchase Agreement to the Termination Date, the Duke Realty Parties covenant and agree that none of the Duke Realty Parties or any Representative of any Duke Realty Party shall Solicit any Tenant Party to enter into a lease for space at any Duke Building located or to be located within a twenty mile radius of any BREP Building with respect to which such Tenant Party is leasing space as of the date of the Purchase Agreement (the “Duke Non-Solicit Area”) without BREP’s prior written consent, which consent may be withheld in BREP’s sole discretion, but will be deemed given if BREP has not responded within ten (10) Business Days after receipt of a written request for consent from one or more of the Duke Realty Parties (such covenant by the Duke Realty Parties, a “Covenant Not to Solicit”). In furtherance of the foregoing, from and after the date of the Purchase Agreement to the Termination Date, the Duke Realty Parties shall not, and shall not permit any Representative of any Duke Realty Party, to respond to any RFP request for a lease of space at a Duke Building in a Duke Non-Solicit Area without the prior consent of BREP, which consent may be granted or denied in accordance with the further provisions of this paragraph (such covenant by the Duke Realty Parties, a “Covenant for RFPs”). In the event any Duke Realty Party receives an RFP request for a lease of space at a Duke Building within the Duke Non-Solicit Area by or on behalf of any Tenant Party that it desires to respond to, then the Duke Realty Party receiving such RFP shall immediately notify BREP of the RFP and request BREP’s consent thereto. BREP shall have ten (10) Business Days in which to respond to such request, with BREP’s consent not to be unreasonably withheld, and which consent BREP shall be required to grant in the event such RFP includes space requirements or other specific building requirements that BREP determines in its reasonable discretion cannot be accommodated by BREP in any BREP Building within the Duke Non-Solicit Area.

3

2. Right of First Offer

Subject to the rights of CBRE Operating Partnership, L.P. with respect to those parcels so indicated on Schedule 1 hereto and the right of first refusal of Primerica Life Insurance pursuant to that certain Memorandum of Rights dated as of September 11, 2011 and attached hereto as Schedule 2, from and after the date of the Purchase Agreement and prior to the Termination Date, no Duke Realty Party shall cause a Disposition of any Duke Realty Parcel without first complying with the right of first offer (“ROFO”) set forth in the provisions of this Paragraph 2. If any Duke Realty Party desires to cause a Disposition of any Duke Realty Parcel, such Duke Realty Party shall provide a notice (the “ROFO Notice”) to BREP setting forth a statement of intent to invoke the ROFO and the terms (“Proposed Terms”) which such Duke Realty Party would be willing to accept in connection with a Disposition. The Proposed Terms must include the all cash purchase price (the “ROFO Price”) which the Duke Realty Party would be willing to accept and the other material economic terms and conditions on which such Duke Realty Party would be willing to complete a Disposition. At any time within on or before the last day of a 30 day period (the “Offer Period”) commencing on the day BREP shall have received the ROFO Notice, BREP shall either:
(a) deliver to the Duke Realty Party a notice (the “Authorization Notice”) that that it is declining the offer contained in the ROFO Notice and that such Duke Realty Party is authorized to attempt to complete a Disposition of the Duke Realty Parcel for an all cash purchase price equal to or greater than 95% of the ROFO Price and otherwise on substantially the same terms as those set forth in the Proposed Terms and on other terms that such Duke Realty Party reasonably believes are customary in the market where the Duke Realty Parcel is located; or (b) deliver to the Duke Realty Party a notice (the “Election Notice”) that is electing to make the acquisition at the ROFO Price and in accordance with the Proposed Terms and on such other terms that the parties mutually agree are customary in the market where the Duke Realty Parcel is located.

In the event BREP does not send an Election notice to the Duke Realty party on or before the last day of the Offer Period, BREP shall be deemed to have delivered an Authorization Notice.

4

If BREP shall have delivered, or be deemed to have delivered, an Authorization Notice, then the Duke Realty party may proceed to a Disposition for a period of up to six (6) months following the expiration of the ROFR Response Period to a Person who if not an Affiliate of a Duke Realty Party and in which a Duke Realty Party does not own any economic interest in an arm’s length transaction for a purchase price of not less than 95% of the ROFO Price and otherwise on substantially the same terms as those set forth in the Proposed Terms and on other terms that such Duke Realty Party reasonably believes are customary in the market where the Duke Realty Parcel is located. If the Duke Realty Party is (1) unable to consummate such sale within such period or (2) is required to make any modifications to the ROFO Price or Proposed Terms in order to consummate such sale (other than a reduction in the purchase price of not less than 5% of the ROFO Price), then the Duke Realty Party must again submit a ROFO Notice to BREP under the terms of this Section 2 before it may proceed with any Disposition. If BREP provided delivered an Election Notice to such Duke Realty Party in accordance with the provisions of this Right of First Offer, then (i) within fifteen days of the date of delivery of the Election Notice, the parties shall enter into a purchase and sale agreement with respect to the applicable Duke Realty Parcel which purchase agreement shall reflect the ROFO Price, the Proposed Terms and such other terms as the parties mutually agree are customary in the market where the Duke Realty Parcel is located; (ii) immediately upon receipt of the ROFO Notice, BREP shall be granted a due diligence period equal to 30 days from the date of receipt of the Election Notice to inspect the Duke Realty Parcel and the Duke Realty Party shall be required to cooperate with BREP and deliver to BREP such customary documents and information as a seller would deliver to a proposed buyer in connection with a due diligence period; and (iii) assuming BREP does not terminate any purchase agreement entered into as a result of its due diligence inspections set forth in (ii) immediately above, then the parties shall proceed to close on the purchase and sale of the applicable Duke Realty Parcel on the date that is 30 days after the last day of the due diligence period referenced above.

Non-Compete Agreement
Duke Realty Parcels
Exhibit N Schedule 1

Market/Name/Cross Streets/Submarket/Acres
Atlanta/Legacy (DRLP)/Hwy 120 (Duluth Hwy) and Satellite Boulevard/NE Submarket /49.53 (1)
Atlanta/Legacy (DCLP) ,Hwy 120 (Duluth Hwy) and Satellite Boulevard NE Submarket/ 11.61
Atlanta/Northwinds Land/ Haynes Bridge Road and Northwinds Pkwy/North Fulton/ 4.63
Atlanta/Windward Land/ Windward Parkway and Webb Bridge Road/North Fulton/ 15.74
Atlanta Total 81.51

Central Florida/Highland Oaks Land(DCLP)/Highland Manor and Bryan Road/I-75 Office (Tampa)/ 3.44
Central Florida/Northpoint Land/Lake Emma Road and Greenwood Blvd/Lake Mary/22.50
Central Florida Total 25.94

Columbus/Easton Land/Easton Commons and Morse Crossing Northeast/(Easton/New Albany)/9.52 (2)
Columbus/Hilliard Land/Riggins Ct. and Britton Pkwy Northwest /Dublin/Hilliard)/6.30
Columbus/Tuttle Crossing Grounds/Parkwood Place and Emerald Parkway Northwest/(Dublin/Hilliard)/30.16
Columbus/Tuttle Rings-Frantz Land/Blazer Pkwy and Rings Road Northwest/(Dublin/Hilliard)/14.38
Columbus Total 60.36

Dallas/Frisco Office Land - DRLP/NE corner of the Dallas Tollway and Warren Pkwy/Far North Dallas (office)/27.39
Dallas/Frisco Office Land - DCLP/NE corner of the Dallas Tollway and Warren Pkwy/Far North Dallas (office)/7.36
Dallas Total 34.75

Minneapolis/The West End Office/Wayzata Boulevard and Utica Avenue/South West Submarket/14.08
Minneapolis/Waterford Land/US 169 Frontage Road and 8th Avenue N./West Submarket/12.10
Minneapolis Total 26.18

Grand Total 228.74

(1) Approximately six (6) acres encumbered by Primerica BTS lease.
(2) Encumbered by Qualified Future Development Agreement with Joint Venture Partner.

Exhibit O
O.C.G.A Section 48-7-128 Affidavit
See Attached

IT-AFF1 (Rev. 3/94)

AFFIDAVIT OF SELLER'S RESIDENCE

_______________________________________     _______________________________________
Seller's Name                         Seller's Identification Number (SSN or FEI)

_______________________________________     _______________________________________
_______________________________________     Spouse's Identification Number (if jointly owned)
_______________________________________
Street Address

INSTRUCTIONS
This form is provided to be executed by the seller and furnished to the buyer to establish Georgia residency, such that withholding from the proceeds of the sale of property are not subject to the withholding laws of this state. (See O.C.G.A. § 48-7-128.)

Sellers are not subject to withholding from the proceeds of sale if either they reside in Georgia or they are deemed to be a
Georgia resident by virtue of the fact that they have filed Georgia tax returns in the preceding two years, do business or own property in Georgia, intend to file a Georgia tax return for the current year, and if they are a corporation or limited partnership, are registered to do business in this state.

The seller is to execute this affidavit by placing an initial in the blank preceding statements which apply. The buyer is to keep the affidavit and furnish a copy to the Department of Revenue only if requested.

Seller is exempt from withholding on the sale of property because:

_____     Seller is a resident of Georgia.
Seller is not a resident of Georgia, but is deemed a resident for purposes of withholding because all of the following apply:

_____     Seller is a nonresident who has filed Georgia tax returns for the preceding two years; and

_____     Seller is an established business in Georgia and will continue substantially the same business in Georgia after the sale OR the seller has real property in the State at the time of closing of equal or greater value than the withholding tax liability as measured by the 100% property tax assessment of such remaining property; and

_____     Seller will report the sale on a Georgia Income Tax return for the current year and file by its due date; and

_____     If seller is a corporation or limited partnership, seller is registered to do business in Georgia.

Under penalties of perjury, I swear that the above information is to the best of my knowledge and belief, true, correct, and complete.

______________________________________________     _______________________________________________
Seller's Signature (and Title, if applicable)             Date

Sworn to and subscribed before me this
______day of _______________________, ______
_____________________________Notary public
My commission expires____________________
Exhibit P
TITLE AFFIDAVIT
dated as of _____/_____/11

BX from Duke

Sites in FL, GA, IL, MN, OH & TX

Re:    Seller/Grantor:
Vestee as per Marked Commitment (as defined infra)
Grantee/Mtgor/Insured for OP:
TBA
LP Amt:
See SCHEDULE OF AMOUNTS OF INSURANCE
Lender/Mtgee/Insured for LP:
TBA
LP Amt:
See SCHEDULE OF AMOUNTS OF INSURANCE
______ % Title Insurer, aka CTIC, pursuant to Master #1211-2630 --- Overall Title Coordinator:
Chicago Title Insurance Company, a NE corporation (“CTIC”)
______ % Title Insurer, aka FirstAm-NLT, pursuant to Master #NLT-22173-NAT-11:
First American Title Insurance Company, a CA corporation (“FirstAm”) on behalf of National Land Tenure, LLC, a NY limited liability company (“NLT”) pursuant to Master # NLT-22173-NAT-11, as agent thereof (collectively, “FirstAm-NLT”)
______ % Title Insurer, aka FirstAm, pursuant to Master #496814-01:
First American Title Insurance Company, a CA corporation (“FirstAm”)
Marked Commitment:
Commitment issued and marked by one of the Title Insurers
Premises, each as legally described in the Marked Commitment:
See SCHEDULE OF AMOUNTS OF INSURANCE

Certifications:
The undersigned hereby certifies the following to Title Insurer as to the Premises:

Mechanics Liens:
All labor, services or materials rendered or furnished within the last 180 days with the Premises or with the construction or repair of any building or improvements on the Premises have been completed and paid for in full except (a) as set forth on the annexed SCHEDULE OF WORK, or (b) routine repairs and/or maintenance not exceeding $25,000 as to any given site. As to (a) and (b), any and all charges have been or will be duly paid by the undersigned in the ordinary course of business.

Possession:
To the knowledge of the undersigned, (a) Grantor’s possession of the Premises has been peaceable and undisturbed and (b) Grantor’s title to the Premises has never been disputed or questioned.

Tenants/Parties in Possession:
There are no tenants or other parties who are in possession or have the right to be in possession of said Premises other than those tenants     identified on the annexed LIST OF TENANTS, having rights as tenants only, none of which have an option to purchase (“OTP”) or right     of first refusal to purchase (“ROFR”) that has not been waived which would apply to this transaction affecting the Premises, and all of which tenants have leases containing automatic subordination to landlord’s deeds of trust.

Taxes/Assessments:
All taxes, assessments, water rents and/or charges, sewer rents and/or charges, sewer hook-up charges, fire service, gas charges, common charges (i.e. condominium or association charges or dues) and other municipal charges that would constitute a lien and be currently due and payable have been or will be duly paid.

Options to purchase or rights of first refusal:
Grantor has not granted (and has no knowledge of) any unrecorded outstanding options to purchase the Premises or rights of first refusal affecting the Premises, that have not been waived or apply to this transaction.

Pending Contracts/Agreements:
But for the instant transaction, Grantor has not entered into any contracts or agreement for the sale, disposition or encumbrance of all or part of the Premises.

Manager/Broker as to the Premises in GA & IL:
Grantor (and the undersigned) has not entered into any agreement with (a) any real estate broker for the payment of a commission or similar fee relating to the purchase or sale of the Premises, or (b) any management firm for the payment of a management or similar fee relating to the management or operation of the Premises.

Disputes:
There are no disputes with any parties concerning the boundary lines of said Premises; there are no encroachments upon said Premises from adjacent properties, nor encroachments of any improvement located on the Premises upon adjoining land, except as may be disclosed in a survey; and there have been no violations of any covenants, conditions or restrictions of record affecting the Premises by Seller.

Bankruptcy:
No proceedings in bankruptcy or receivership have been instituted by or against Grantor (or its constituent entities) which are now pending, nor has Grantor (or its constituent entities) made any assignment for the benefit of creditors which is in effect as to said Premises.

Zoning:
Grantor has not received any written notice of a violation of any applicable zoning law, regulation or ordinance with respect to the Properties which has not been cured or dismissed.

Entity Taxes:
All entity taxes and/or license fees due or owing by Grantor (and its constituent entities) to the state(s) of formation and the state(s) where the Premises are situated have been or will be duly paid.

Mortgages/Deeds of Trust/Security Deeds:
There are no unpaid or unsatisfied Mortgages/Deeds of Trust/Security Deeds other than those set forth in each Marked Commitment.

General Indemnification:
The undersigned hereby indemnifies and holds Title Insurer harmless against all loss or damage sustained by reason of the following, unless sustained by Title Insurer as a result of its negligence:

Payoff Shortages:
Shortages in the payoff(s) to the existing lender(s) and/or lienholder(s), if any, as set forth in any Marked Commitment.

Transfer Tax:
Shortages in transfer tax due or payable to the relevant recorder’s office in connection with the recordation of the conveyances from Grantor to Grantee so long as Title Insurer did not collect the amount due from Grantor or the undersigned.

Mechanics Liens:
Mechanics liens, including any Notices of Commencement (“NOCs”) or Notices of Non-Responsibility (“NNRs”), as well as any lien, or right to a lien, for services, labor, or material heretofore or hereafter furnished, imposed by law whether or not shown by the public records.

Gap Indemnification:
Between the most recent Effective Date of the Marked Commitment (with final bringdowns of Effective Dates to be conducted within one week prior to closing) and the date of recording of the conveyances from Grantor to Grantee but in no event later than five (5) business days from the date hereof or five (5) business days from the break of escrow, to the extent applicable and whichever is later (hereinafter, the “Gap Period”), Grantor has not taken and will not take any action to encumber or otherwise affect title to the Premises.

Further Assurances:
The undersigned hereby undertakes and agrees to fully cooperate with Title Insurer in correcting any errors in the execution and acknowledgment of the conveyances from Grantor to Grantee.

Counterparts:
This document may be executed in counterparts.

Inducement and Indemnification:
The undersigned provides this document to induce Title Insurer to insure title to said Premises well knowing that it will do so only in complete reliance upon the matters asserted hereinabove.

SEE ANNEXED SIGNATURE PAGE

SIGNATURE PAGE

Duke Realty Limited Partnership, an Indiana limited partnership

By:    ___________________________________________________
Name:    ___________________________________________
Title:    ___________________________________________, duly authorized

Subscribed and sworn to on _____/_____/11

______________________________________________
Notary Public

SCHEDULE OF AMOUNTS OF INSURANCE
SEE ANNEXED

SCHEDULE OF WORK
SEE ANNEXED

SCHEDULE OF WORK

Property	Address	General Desc of Ongoing Work	Project Cost (approx)	Amt of Project Cost Paid to Date (approx)

Grand Total

LIST OF TENANTS
SEE ANNEXED

LIST OF TENANTS

Property	Address	Tenant	State “Yes” if Tenant has OTP or ROFR and whether has been waived or released

Exhibit Q

Easton Way III Easement/Subdivision Documents
THIS DECLARATION OF ACCESS EASEMENT (this "Agreement"), made the ___ day of _________, 2011, by DUKE REALTY OHIO, an Indiana general partnership (hereinafter referred to as "Declarant").

W I T N E S S E T H:

WHEREAS, Declarant is the fee simple owner of the land located in City of Columbus, County of Franklin, State of Ohio which is depicted in Exhibit A and described in Exhibits A-1 and A-2 attached hereto and by this reference incorporated herein (each a "Parcel" and collectively called the "Properties"). The Properties are comprised of two (2) Parcels, the first is described on Exhibit A-1 (herein called the "North Parcel"), and the second is described on Exhibit A-2 (herein called the "South Parcel"); and

WHEREAS, Declarant desires to reserve and establish certain rights, privileges, burdens and benefits of the Properties in connection with creating a non-exclusive access easement.

NOW, THEREFORE, Declarant hereby declares and consents that the Properties are and shall be held, transferred, aliened, sold, conveyed, leased, rented, mortgaged, occupied, used and otherwise disposed of subject to the easements, covenants, obligations, charges and assessments as hereinafter set forth:

1. Reciprocal Access Easement. Declarant hereby reserves, declares, establishes, creates and grants over the Properties for benefit of each Owner (as hereinafter defined) a perpetual, non-exclusive right, privilege and easement over that portion of the Properties described on Exhibit B attached hereto (the "Access Easement") for vehicular and pedestrian access, ingress and egress on, over, across and through the drive lanes, exits, curb cuts and drive aisles located in the parking areas on the Properties located thereon as an appurtenance to, and as a burden on and encumbrance to the Properties.

2. Maintenance, Costs and Expenses. Each Owner shall be responsible for maintaining, its own Parcel and the improvements thereon, at such Owner's sole cost and expense, including, without limitation, the easement areas located on the respective properties as described herein.

3. Reservation of Use. No building or other structure or obstruction shall be permitted or maintained within the Access Easement, nor shall the grade of the Access Easement be altered so as to materially interfere with the use of the Access Easement as contemplated herein, except that paving, curbing, striping, landscaping, light poles and signage or similar easily moved improvements that do not materially interfere with the use of the Access Easement described herein shall be permitted.

4. Owner. For the purposes of this Declaration, “Owner” means, in the singular and plural as the case may be, any persons or entities owning from time to time fee simple title to all or a portion of the Properties, and their successors and assigns. Each of the Owners of the Properties shall have the right to grant the right to use the Access Easement to its employees, tenants and licensees (the "Owner Parties"). Notwithstanding the foregoing, none of the easements created herein are intended to create any rights to the public.

5. Covenants Running With the Land. The rights, agreements, duties, obligations and easement set forth in this Agreement shall run with the land, binding upon and benefiting and burdening the owners of the Properties and every portion thereof, and their successors, assigns and legal representatives. Any transferee of any portion of the Properties shall automatically be deemed, by acceptance of the title to said property, to have assumed all obligations of this Agreement relating thereto to the extent of its interest in said portion of the Properties and the transferor shall upon the completion of such transfer be relieved of all further liability under this Agreement except liability with respect to matters that may have arisen during its period of ownership, if any.

6. Cross Indemnity. Each Owner shall indemnify, defend and hold harmless the other Owner from and against any and all claims for damages (including, without limitation, any legal fees actually incurred), which the indemnified party may incur as a result of the indemnifying party’s rights under this Agreement, except to the extent such claims arise from the negligence of the indemnified party.

7. No Merger. There shall be no merger of the easement granted, established and created hereby with the fee estate of any party, by reason of the fact that a party or any one or more of the Owners may own or hold (a) the estate or interest encumbered by such easement and (b) the fee estate of any of the Properties; and no such merger shall occur until such parties and such Owner or Owners, as the case may be, execute a written statement or instrument affecting such merger and shall duly record the same.

8. Modifications. This Agreement may be amended only by a written instrument executed by: (i) Owner(s) and (ii) the holders of all mortgages on the Properties or any portion thereof.

9. Notices. Any notice, demand, or request, which is required or permitted hereunder, shall be deemed effective for all purposes hereunder when hand delivered in person (including delivery by reputable courier and air freight companies) or posted with the United States Postal Service, certified mail, postage prepaid to the Owner of the Properties as shown in the real property tax records for Franklin County.

10. Governing Law. The laws of the State of Ohio shall govern this Agreement. Any provisions of this Agreement which shall prove to be invalid, void or illegal, shall in no way affect, impair or invalidate any other provisions hereof.

[Remainder of page intentionally blank]

IN WITNESS WHEREOF, Owner has caused this Agreement to be executed by its duly authorized representative as of the day and year above first written.

Owner:
DUKE REALTY OHIO, an Indiana general
partnership

By: Duke Realty Limited Partnership, its managing partner
By: Duke Realty Corporation,its general partner
By:
Printed:
Title:
STATE OF GEORGIA )
) SS:
COUNTY OF GWINNETT )
Before me, a Notary Public in and for said County and State, personally appeared ________________________, by me known to be the _____________ of Duke Realty Corporation, an Indiana corporation, the general partner of Duke Realty Limited Partnership, an Indiana limited partnership, the managing partner Duke Realty Ohio, an Indiana general partnership, who, being duly sworn, acknowledged execution of the foregoing instrument on behalf of said limited partnership, general partnership and corporation.

WITNESS my hand and Notarial Seal this day of March, 2011.
Notary Public
Printed Signature
My Commission Expires:
My County of Residence:

This Agreement prepared by: Ann Kustoff, Corporate Attorney, Duke Realty, 3950 Shackleford Road, Suite 300, Duluth, GA 30096

EXHIBIT A - THE PROPERTIES

EXHIBIT A-1 - NORTH PARCEL LEGAL DESCRIPTION

EXHIBIT A-2 - SOUTH PARCEL LEGAL DESCRIPTION

EXHIBIT B -ACCESS EASEMENT

EXHIBIT B
ACCESS EASEMENT

EASEMENT EXHIBIT

QUARTER TOWNSHIP 2, TOWNSHIP 1, RANGE 17
UNITED STATES MILITARY DISTRICT
CITY OF COLUMBUS, FRANKLIN COUNTY, OHIO

100' 0 50' 100' 200'
1" = 100'
Proposed 6.417 Ac.
N02°18'27"E 30.00'
S87°41'33"E 79.13'
S81°18'43"E 94.26'
S86°55'13"E 26.83'
S82°40'41"E 119.44'
S87°41'33"E 71.64'
S02°18'27"W 30.00'
N87°41'33"W 42.49'
N87°41'33"W 22.76'
S87°41'33"E 22.76'
S87°41'33"E 32.50'
N02°18'27"E 30.00'
S87°41'33"E 42.49'
S02°18'27"W 30.00'
CHAGRIN DRIVE (65')
P.B. 93, Pg. 3-4
EASTON LOOP EAST (60')
P.B. 93, Pg. 3-4
1.392 Ac.
N87°41'33"W 390.25'
Proposed Property Line
Duke Realty Ohio
8.731 Ac.
I.N. 200302260056923
A.P.N. 010-243000
Proposed 2.314 Ac.
N02°18'27"E 292.21'
N65°55'20"W 452.97'
EASTON COMMONS (80')
P.B. 93, Pg. 3-4
R/W

LINE TABLE		
LINE	LENGTH	BEARING
L1	29.70	S87°41'33"E
L2	5.34	S81°18'43"E
L3	35.00	N87°41'33"W
L4	35.22	S81°18'43"E
L5	35.00	N87°41'33"W
L6	3.19	S81°18'43"E
L7	27.19	S86°55'13"E
L8	4.66	S82°40'41"E
L9	35.00	N87°41'33"W
L10	35.13	S82°40'41"E
L11	35.00	N87°41'33"W
L12	29.65	S82°40'41"E
L13	5.46	S87°41'33"E
L14	35.00	N87°41'33"W

○ Iron Pin Set
PK Nail Set
PK Nail Found

Iron pins set are 3/4" diameter iron pipe, 30" long with a plastic cap inscribed "Advanced 7661".

Bearings shown hereon are based on that plat entitled "Chagrin Drive, Easton Commons, Easton Loop East, Easton Loop West and Easton Square Place Dedication and Easements" of record in Plat Book 93, Pages 3 and 4, in which the centerline of Easton Commons has a bearing of S 85°55'20" E, Recorder's Office, Franklin County, Ohio.

DRAWN BY: JCD	JOB NO.: 07-0043-08
DATE: 03/09/2011	CHECKED BY: JCD

Exhibit R
CBS-1 Notice of Sale, Purchase or Transfer of Business (Illinois Assets)
See Attached

Use your 'Mouse' or the 'Tab key' to move through the fields and 'Mouse' or 'Space bar' to enable the checkboxes.

Illinois Department of Revenue

General information

You (or the purchaser or the transferee) must complete Form CBS-1 if, outside your usual course of business, you sell or transfer the major part of the

- stock of goods that you are in the business of selling,
- furniture or fixtures,
- machinery and equipment, or
- real property of your business.

Forms received more than 10 days after the sale date will not be processed. The purchaser or transferee may be held liable for any debt incurred by the seller.

If you need additional information, you may call our Chicago office weekdays between 8:30 a.m. and 5:00 p.m. at **312 814-3063**.

Mail your completed Form CBS-1, a copy of the sales contract, and financing agreement to:

BULK SALES UNIT
ILLINOIS DEPARTMENT OF REVENUE
100 WEST RANDOLPH LEVEL 7-400
CHICAGO IL 60601

You may fax your form and sales contract to us at 312 793-3841.

Part 1: Identify the business being sold or transferred and the identification numbers

1 ____ Business name

2 ____ Street address

____ Street address (if needed)

____ City ____ State ____ ZIP

3 ____ Illinois business tax number (IBT no.) or account identification number

4 ____ - ____ ____ Federal employer identification number (FEIN) ____ Seq. number

5 ____ - ____ - ____ Social Security number

6 Are you required to pay any excise taxes? ☐ Yes ☐ No

Excise tax number ____

Part 2: Identify the seller or transferor

7 ____ Name

8 ____ Home or mailing address

____ City ____ State ____ ZIP

9 ( ) ____ — ____ Daytime phone number

10 ____ Name of seller's or transferor's attorney ( ) ____ — ____ Daytime phone number

11 ____ Address of attorney

Part 3: Identify the purchaser or transferee

12 ____ Name

13 ____ Home or mailing address

____ City ____ State ____ ZIP

14 ____ Purchaser's or transferee's IBT no. and FEIN

15 ____ Name of purchaser's or transferee's attorney ( ) ____ — ____ Daytime phone number

16 ____ Address of attorney

Part 4: Describe the terms of sale or transfer

17 Date business was or will be sold or transferred ____/____/____ Month Day Year

18 Selling price of the business or the value of the business assets transferred: $ ____

19 Was the entire business sold or transferred?

☐ Yes

☐ No - You must complete Line 20.

20 Are the seller's or transferee's registration numbers with the department to remain active?

☐ Yes

☐ No - Write the date to be discontinued ____/____/____ Month Day Year

21 Terms of sale or transfer. Write "X" in the appropriate box, and provide additional information as requested.

☐ Cash sale

☐ Contract sale. Complete the following information:

- Down payment amount: $ ____
- Monthly payment amount: $ ____
- Date last payment is due ____/____/____ Month Day Year

☐ Conventional financing

☐ Other (Specify.) ____

Part 5: Sign below. This must be completed by the person submitting this Form.

22 ____ Print or type your name ( ) ____ — ____ Daytime phone number

23 ____ Mailing address of person

24 ____ Signature ____ Date

CBS-1 (R-4-09)

This form is authorized as outlined by the Illinois Income Tax Act [35 ILCS 5/902] and the Retailers' Occupation Tax Act [35 ILCS 120/5]. You are required to report all sales of businesses to the Illinois Department of Revenue. Disclosure of this information is REQUIRED. Failure to provide such information may result in the purchaser or transferee becoming personally liable for the amount of tax ow[illegible] has b[illegible] ms Management Center. IL-492-4224

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